___________________________________________________________________





                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                    (Trustee)

                                       and

                            FIRST UNION NATIONAL BANK

                              (Trust Administrator)

                         POOLING AND SERVICING AGREEMENT

                          Dated as of January 30, 2001

                                 $450,275,805.00

                       Mortgage Pass-Through Certificates

                                  Series 2001-3

          _________________________________________________________________

                                TABLE OF CONTENTS

                                                                           Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions...................................................
Section 1.02   Acts of Holders...............................................
Section 1.03   Effect of Headings and Table of Contents......................
Section 1.04   Benefits of Agreement.........................................


                                ARTICLE II

                       CONVEYANCE OF MORTGAGE LOANS;
                   ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans..................................
Section 2.02   Acceptance by Trust Administrator.............................
Section 2.03   Representations and Warranties of the Master Servicer
               and the Seller................................................
Section 2.04   Execution and Delivery of Certificates........................
Section 2.05   Designation of Certificates; Designation of Startup
               Day and Latest Possible Maturity Date.........................
Section 2.06   Optional Substitution of Mortgage Loans.......................


                                 ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                            OF THE MORTGAGE LOANS

Section 3.01    Certificate Account..........................................
Section 3.02    Permitted Withdrawals from the Certificate Account...........
Section 3.03    Advances by Master Servicer and Trust Administrator..........
Section 3.04    Trust Administrator to Cooperate;
                  Release of Owner Mortgage Loan Files.......................
Section 3.05    Reports to the Trustee and the Trust Administrator;
                  Annual Compliance Statements...............................
Section 3.06    Title, Management and Disposition of Any REO
                  Mortgage Loan..............................................
Section 3.07    Amendments to Servicing Agreements,
                  Modification of Standard Provisions........................
Section 3.08    Oversight of Servicing.......................................
Section 3.09    Termination and Substitution of Servicing Agreements.........
Section 3.10    Application of Net Liquidation Proceeds......................
Section 3.11    Act Reports..................................................


                                 ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                       PAYMENTS TO CERTIFICATEHOLDERS;
                           STATEMENTS AND REPORTS

Section 4.01    Distributions................................................
Section 4.02    Allocation of Realized Losses................................
Section 4.03    Paying Agent.................................................
Section 4.04    Statements to Certificateholders;
                  Report to the Trust Administrator and the Seller...........
Section 4.05    Reports to Mortgagors and the Internal Revenue Service.......
Section 4.06    Calculation of Amounts; Binding Effect of
                Interpretations and Actions of Master Servicer...............


                                ARTICLE V

                            THE CERTIFICATES

Section 5.01    The Certificates.............................................
Section 5.02    Registration of Certificates.................................
Section 5.03    Mutilated, Destroyed, Lost or Stolen Certificates............
Section 5.04    Persons Deemed Owners........................................
Section 5.05    Access to List of Certificateholders' Names and Addresses....
Section 5.06    Maintenance of Office or Agency..............................
Section 5.07    Definitive Certificates......................................
Section 5.08    Notices to Clearing Agency...................................


                             ARTICLE VI

                 THE SELLER AND THE MASTER SERVICER

Section 6.01   Liability of the Seller and the Master Servicer...............
Section 6.02   Merger or Consolidation of the Seller or the
                 Master Servicer.............................................
Section 6.03   Limitation on Liability of the Seller, the Master
                 Servicer and Others.........................................
Section 6.04   Resignation of the Master Servicer............................
Section 6.05   Compensation to the Master Servicer...........................
Section 6.06   Assignment or Delegation of Duties by Master Servicer.........
Section 6.07   Indemnification of Trustee, the Trust
               Administrator and Seller by Master Servicer...................


                                   ARTICLE VII

                                     DEFAULT

Section 7.01    Events of Default............................................
Section 7.02    Other Remedies of Trustee....................................
Section 7.03    Directions by Certificateholders and
                  Duties of Trustee During Event of Default..................
Section 7.04    Action upon Certain Failures of the
                  Master Servicer and upon Event of Default..................
Section 7.05    Trust Administrator to Act; Appointment of
                  Successor..................................................
Section 7.06    Notification to Certificateholders...........................


                              ARTICLE VIII

              CONCERNING THE TRUSTEE AND THE TRUST ADMINSTRATOR

Section 8.01    Duties of Trustee and the Trust Administrator................
Section 8.02    Certain Matters Affecting the Trustee and the
                  Trust Administrator........................................
Section 8.03    Neither Trustee nor Trust Administrator Required
                  to Make Investigation......................................
Section 8.04    Neither Trustee nor Trust Administrator Liable
                  for Certificates or Mortgage Loans.........................
Section 8.05    Trustee and the Trust Administrator May Own
                Certificates.................................................
Section 8.06    The Master Servicer to Pay Fees and Expenses.................
Section 8.07    Eligibility Requirements.....................................
Section 8.08    Resignation and Removal......................................
Section 8.09    Successor....................................................
Section 8.10    Merger or Consolidation......................................
Section 8.11    Authenticating Agent.........................................
Section 8.12    Separate Trustees and Co-Trustees............................
Section 8.13    Appointment of Custodians....................................
Section 8.14    Tax Matters; Compliance with REMIC Provisions................
Section 8.15    Monthly Advances.............................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01     Termination upon Purchase by the
                   Seller or Liquidation of All Mortgage Loans...............
Section 9.02     Additional Termination Requirements.........................


                                 ARTICLE X

                         MISCELLANEOUS PROVISIONS

Section 10.01    Amendment...................................................
Section 10.02    Recordation of Agreement....................................
Section 10.03    Limitation on Rights of Certificateholders..................
Section 10.04    Governing Law; Jurisdiction.................................
Section 10.05    Notices.....................................................
Section 10.06    Severability of Provisions..................................
Section 10.07    Special Notices to Rating Agencies..........................
Section 10.08    Covenant of Seller..........................................
Section 10.09    Recharacterization..........................................


                                ARTICLE XI

                          TERMS FOR CERTIFICATES

Section 11.01    Cut-Off Date................................................
Section 11.02    Cut-Off Date Aggregate Principal Balance....................
Section 11.03    Original Class A Percentage.................................
Section 11.04    Original Principal Balances of the Classes
                   of Class A Certificates...................................
Section 11.05    Original Class A Non-PO Principal Balance...................
Section 11.06    Original Subordinated Percentage............................
Section 11.07    Original Class B Principal Balance..........................
Section 11.08    Original Principal Balances of the Classes
                   of Class B Certificates...................................
Section 11.09    Original Class B-1 Fractional Interest......................
Section 11.10    Original Class B-2 Fractional Interest......................
Section 11.11    Original Class B-3 Fractional Interest......................
Section 11.12    Original Class B-4 Fractional Interest......................
Section 11.13    Original Class B-5 Fractional Interest......................
Section 11.14    Original Class B-1 Percentage...............................
Section 11.15    Original Class B-2 Percentage...............................
Section 11.16    Original Class B-3 Percentage...............................
Section 11.17    Original Class B-4 Percentage...............................
Section 11.18    Original Class B-5 Percentage...............................
Section 11.19    Original Class B-6 Percentage...............................
Section 11.20    Closing Date................................................
Section 11.21    Right to Purchase...........................................
Section 11.22    Wire Transfer Eligibility...................................
Section 11.23    Single Certificate..........................................
Section 11.24    Servicing Fee Rate..........................................
Section 11.25    Master Servicing Fee Rate...................................

                                    EXHIBITS

EXHIBIT A-1  -  Form of Face of Class A-1 Certificate
EXHIBIT A-PO -  Form of Face of Class A-PO Certificate
EXHIBIT A-R  -  Form of Face of Class A-R Certificate
EXHIBIT B-1  -  Form of Face of Class B-1 Certificate
EXHIBIT B-2  -  Form of Face of Class B-2 Certificate
EXHIBIT B-3  -  Form of Face of Class B-3 Certificate
EXHIBIT B-4  -  Form of Face of Class B-4 Certificate
EXHIBIT B-5  -  Form of Face of Class B-5 Certificate
EXHIBIT B-6  -  Form of Face of Class B-6 Certificate
EXHIBIT C    -  Form of Reverse of Series 2001-3 Certificates
EXHIBIT D    -  Reserved
EXHIBIT E    -  Custodial Agreement
EXHIBIT F-1  -  Schedule of Type 1 Mortgage Loans
EXHIBIT F-2  -  Schedule of Type 2 Mortgage Loans
EXHIBIT F-3  -  Schedule of Other Servicer Mortgage Loans
EXHIBIT G    -  Request for Release
EXHIBIT H    -  Affidavit Pursuant to Section 860E(e)(4) of the Internal Revenue
                Code of 1986, as amended, and for Non-ERISA Investors
EXHIBIT I    -  Letter from Transferor of Residual Certificates
EXHIBIT J    -  Transferee's Letter (Class [B-4] [B-5] [B-6] Certificates)
EXHIBIT K    -  [Reserved]
EXHIBIT L    -  Servicing Agreements
EXHIBIT M    -  Form of Special Servicing Agreement
SCHEDULE I   -  Applicable Unscheduled Principal Receipt Period

          This Pooling and Servicing Agreement, dated as of January 30, 2001 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, and FIRST UNION NATIONAL BANK, as Trust Administrator.

                        W I T N E S S E T H   T H A T:

          In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

          SECTION 1.01 DEFINITIONS.

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

          Additional Collateral: The Additional Collateral, as defined in the Cendant Servicing Agreement.

          Additional Collateral Mortgage Loans: The Additional Collateral Mortgage Loans, as defined in the Cendant Servicing Agreement.

          Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

          Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

          Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

          Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

          Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

          Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Class A Certificates.

          Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

          Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

          Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

          Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

          Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

          Authenticating Agent: Any authenticating agent appointed by the Trust Administrator pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

          Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

          Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $160,295.25 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

          Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

          Book-Entry Certificate: Any one of the Class A-1 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

          Cendant Servicing Agreement: The Servicing Agreement, dated April 1, 1998, between Cendant Mortgage Corporation (as successor to Merrill Lynch Credit Corporation), as servicer, and WFHM, as owner.

          Certificate: Any one of the Class A Certificates or Class B Certificates.

          Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

          Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trust Administrator.

          Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

          Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

          Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

          Class A Certificate: Any one of the Class A-1 Certificates, Class A-PO Certificates or Class A-R Certificate.

          Class A Certificateholder: The registered holder of a Class A Certificate.

          Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

          Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

          Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

          Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of Interest Accrual Amount).

          Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a).

          Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

          Class A Loss Denominator: As to any Determination Date, an amount equal to the Class A Non-PO Principal Balance.

          Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

          Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall, and (iii) the Class A Non-PO Optimal Principal Amount.

          Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

               (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

               (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

               (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

          (II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

          Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

          Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a).

          Class A Pass-Through Rate: As to the Class A-1 and Class A-R Certificates, the Class A Fixed Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

          Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

          Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in January 2006, 100%. As to any Distribution Date subsequent to January 2006 to and including the Distribution Date in January 2007, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2007 to and including the Distribution Date in January 2008, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2008 to and including the Distribution Date in January 2009, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2009 to and including the Distribution Date in January 2010, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to January 2010, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to the Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the January preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed
(1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including February 2006 and January 2007, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including February 2007 and January 2008, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including February 2008 and January 2009, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including February 2009 and January 2010, and (5) 50% of the Original Class B Principal Balance, if such Distribution Date occurs during or after February 2010. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

          Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-PO Certificates and Class A-R Certificate.

          Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

          Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

          Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

          Class A-PO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

          Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

          Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) the sum of (x) the sum of the Class A-PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

          Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

                  (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class A-PO Recovery for such Distribution Date.

          Class A-PO Recovery: As to any Distribution Date prior to the Cross-Over Date, the lesser of (a) the Class A-PO Deferred Amount for such Distribution Date (calculated without regard to the Class A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Cross-Over Date, the amount determined in accordance with clause (b) above.

          Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

          Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

          Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

          Class B Certificateholder: The registered holder of a Class B Certificate.

          Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

          Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

          Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

          Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

          Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

          Class B Pass-Through Rate: As to any Distribution Date, 7.000% per annum.

          Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

          Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

          Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

          Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

          Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

          Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

          Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

          Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

          Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

     (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

     (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

     (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

     (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

          Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

          Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

          Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

          Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

          Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

          Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

          Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

          Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

          Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

         (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

         (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

         (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

         (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

          Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

          Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

          Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

          Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

          Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

          Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

          Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

          Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

          Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

         (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

         (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

         (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

         (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

          Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

          Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

          Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

          Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

          Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

          Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

          Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

          Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

          Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

     (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

     (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

     (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

     (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

          Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

          Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

          Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

          Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

          Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

          Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

          Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth and nineteenth of Section 4.01(a).

          Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

          Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

         (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

         (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

         (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

         (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

          Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

          Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

          Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

          Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

          Class B-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

          Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

          Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a).

          Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

          Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

     (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

     (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

     (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

     (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

          Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

          Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

          Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and
(b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

          Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

          Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

          Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

          Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          Compensating Interest: With respect to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

          Co-op Shares: Shares issued by private non-profit housing corporations.

          Corporate Trust Office: The principal office of the Trust Administrator or Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office with respect to the Trust Administrator at the date of the execution of this instrument is located at 401 South Tryon Street, NC 1179, Charlotte, North Carolina 28288 and with respect to the Trustee, at the date of execution of this instrument is located at 114 West 47th Street, New York, New York 10036.

          Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

          Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

          (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

          (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

          Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

          Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

          Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

          Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

          Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

          Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

          Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

          Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

          Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

          Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

          Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of the Trustee or Trust Administrator. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

          Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

          Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

          Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificates: As defined in Section 5.01(b).

          Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

          Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

          Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.000%.

          Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

          Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

          Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

          Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

          (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

          (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

          (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

          (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

          In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Prohibited Holder: As defined in Section 5.02(d).

          Errors and Omissions Policy: As defined in each of the Servicing Agreements.

          Event of Default: Any of the events specified in Section 7.01.

          Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

          Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

          Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of
(a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

          FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

          Fidelity Bond: As defined in each of the Servicing Agreements.

          Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

          Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Certificates is February 25, 2031, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

          Fitch: Fitch, Inc., or its successors in interest.

          Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.000%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

          Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 7.000%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

          Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

          Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $9,005,516.10 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

          Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

          Holder: See "Certificateholder."

          Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

          Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

          Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

          Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (b) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (c) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Interest Accrual Amount.

          As to any Distribution Date and any Class of Class B Certificates an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of
(x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

          Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

          Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

          Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

          Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

          Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

          Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

          Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

          Master Servicing Fee Rate: As set forth in Section 11.26.

          MERS: As defined in Section 2.01.

          Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

          MLCC Mortgage Loan Purchase Agreement: The master mortgage loan purchase agreement, dated as of April 1, 1998, between Merrill Lynch Credit Corporation, as seller, and Wells Fargo Funding, Inc., as purchaser.

          Month End Interest: As defined in each Servicing Agreement or with respect to the Cendant Servicing Agreement, the amount defined as "Compensating Interest".

          Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

          Mortgage 100sm Pledge Agreement: As defined in the Cendant Servicing Agreement.

          Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

          Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of January 30, 2001 between WFHM, as seller, and the Seller, as purchaser.

          Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

          Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

          (i)    the Mortgage Loan identifying number;

          (ii)   the city, state and zip code of the Mortgaged Property;

          (iii)  the type of property;

          (iv)   the Mortgage Interest Rate;

          (v)    the Net Mortgage Interest Rate;

          (vi)   the Monthly Payment;

          (vii)  the original number of months to maturity;

          (viii) the scheduled maturity date;

          (ix)   the Cut-Off Date Principal Balance;

          (x)    the Loan-to-Value Ratio at origination;

          (xi)   whether such Mortgage Loan is a Subsidy Loan;

          (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

          (xiii) the applicable Servicing Fee Rate;

          (xiv)  the Master Servicing Fee Rate;

          (xv)   Fixed Retained Yield, if applicable; and

          (xvi) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

          Such schedule may consist of multiple reports that collectively set forth all of the information required.

          Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

          Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

          Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

          Mortgagor: The obligor on a Mortgage Note.

          Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

          Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

          Non-permitted Foreign Holder: As defined in Section 5.02(d).

          Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i)
1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.000%.

          Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

          Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer, the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or the Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

          Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and
(b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

          Non-U.S. Person: As defined in Section 4.01(f).

          Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or the Trust Administrator, as the case may be.

          Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

          Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

          Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1 and Class A-R Certificates, as set forth in
Section 11.06.

          Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

          Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.08.

          Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.10.

          Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.11.

          Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.12.

          Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.13.

          Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.14.

          Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

          Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

          Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

          Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.18.

          Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.19.

          Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.20.

          Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

          Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

          Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.09.

          Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

          Other Servicer: Any of the Servicers other than WFHM.

          Other Servicer Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

          Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

          Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements (or in the case of each Mortgage Loan serviced by Cendant Mortgage Corporation, the documents specified in the MLCC Mortgage Loan Purchase Agreement) under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

          Parent Power(R)Guaranty Agreement for Real Estate: As defined in the Cendant Servicing Agreement.

          Parent Power(R)Guaranty and Security Agreement for Securities Account:
As defined in the Cendant Servicing Agreement.

          Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

          Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

          Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in
Section 4.03(a).

          Payment Account: The account maintained pursuant to Section 4.03(b).

          Percentage Interest: With respect to a Class A Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

          Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

          Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: As defined in Section 5.02(c).

          PMI Advance: As defined in the related Servicing Agreement, if applicable.

          PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

          Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03, and
(iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

          (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

          (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

          (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

          (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

          (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

          (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02 or 2.03 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

          (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

          (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

          (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

          (j) Liquidation Profits;

          (k) Month End Interest; and

          (l) all amounts reimbursable to a Servicer for PMI Advances.

          Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

          Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

          Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

          Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates, the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a) and (ii) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance of a Class of Class A Certificates (other than the Class A-PO Certificates) will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to
Section 4.02(b). After the Cross-Over Date, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

          Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance less all amounts previously distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph third clause (A) of Section 4.01(a), Paragraph third clause (B) of
Section 4.01(a), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a).

          Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

          Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

          Prospectus: The prospectus dated January 22, 2001 as supplemented by the prospectus supplement dated January 23, 2001, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

          Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

          Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are Fitch and S&P. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is Fitch. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, A-1 in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of Fitch and S&P, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

          Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

          Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

          Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

          Relevant Anniversary: See "Bankruptcy Loss Amount."

          REMIC: A "real estate mortgage investment conduit" as defined in Code
Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

          REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

          Remittance Date: As defined in each of the Servicing Agreements.

          REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

          REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

          Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

          S&P: Standard and Poor's, a division of The McGraw Hill Companies, Inc., or its successor in interest.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

          Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

          Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

          Servicers: Each of WFHM, National City Mortgage Co., Washington Mutual Bank, FA, HSBC Mortgage Corporation (USA), Chevy Chase Bank, F.S.B., First Union Mortgage Corporation, HomeSide Lending, Inc., First Horizon Home Loan Corporation, Old Kent Mortgage Company, Hibernia National Bank, Colonial Savings, F.A., ABN AMRO Mortgage Group Inc., Countrywide Home Loans, Inc., CUNA Mutual Mortgage Corporation, Columbia National, Inc., Fleet Mortgage Corp., First Nationwide Mortgage Company, SunTrust Mortgage, Inc., Central National Bank and Cendant Mortgage Corporation, as Servicer under the related Servicing Agreement.

          Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

          Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

          Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

          Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

          Similar Law: As defined in Section 5.02(c).

          Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

          Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

          (1)  normal wear and tear;

          (2) infidelity, conversion or other dishonest act on the part of the Trustee, Trust Administrator or the Servicer or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,502,758.05 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

          Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Startup Day: As defined in Section 2.05.

          Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

          Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

          Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

          Substitute Mortgage Loan: As defined in Section 2.02

          Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Surety Bond: The Surety Bond, as defined in the Cendant Servicing Agreement.

          Trust Administrator: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trust administrator appointed as herein provided.

          Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trust Administrator, on behalf of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

          Trustee: United States Trust Company of New York, or any successor trustee appointed as herein provided.

          Type 1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

          Type 2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

          Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

          Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

          Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

          U.S. Person: As defined in Section 4.01(f).

          Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Holders of each Class of Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

          Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans .

          WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

          WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

          WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 1 Mortgage Loans and Type 2 Mortgage Loans initially by WFHM.

          SECTION 1.02 ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Trust Administrator deems sufficient.

          (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          SECTION 1.03 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

          SECTION 1.04 BENEFITS OF AGREEMENT.

          Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

          SECTION 2.01 CONVEYANCE OF MORTGAGE LOANS.

          The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, (d) all of the Seller's right, title and interest in and to each Mortgage 100SM Pledge Agreement, each Parent Power(R) Guaranty and Security Agreement for Securities Account and each Parent Power(R) Guaranty Agreement for Real Estate with respect to each Additional Collateral Mortgage Loan, and (e) proceeds of all the foregoing.

          In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trust Administrator will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trust Administrator on the Closing Date.

          In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, in the states as to which the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make an assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

          SECTION 2.02 ACCEPTANCE BY TRUST ADMINISTRATOR.

          The Trust Administrator, on behalf of the Trustee acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate less any Fixed Retained Yield through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

          In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with
(i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this
Section 2.02.

          The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

          SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

          (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

          (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

          (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

          (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
     Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

          (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

          (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

          (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator, on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy; (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense; (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

          (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

          (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

          (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

          Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

          (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection (b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee, or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

          SECTION 2.04 EXECUTION AND DELIVERY OF CERTIFICATES.

          The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

          SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

          The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is February 25, 2031 for purposes of Code Section 860G(a)(1).

          SECTION 2.06 OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.

          During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.

                                  ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

          SECTION 3.01 CERTIFICATE ACCOUNT.

          (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

          (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, any amounts received by it upon the sale of any Additional Collateral pursuant to the terms of the Mortgage 100SM Pledge Agreement, the Parent Power(R) Guaranty and Security Agreement for Securities Account or the Parent Power(R) Guaranty Agreement for Real Estate or any amounts received pursuant to the Surety Bond, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

          (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

          (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

          (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

          (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

          SECTION 3.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

          (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

          (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

          (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

          (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

          (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

          (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

          (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

          (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein; (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

          (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

          (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

          (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

          (xii) to clear and terminate the Certificate Account pursuant to
     Section 9.01; and

          (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

          (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

          SECTION 3.03 ADVANCES BY MASTER SERVICER AND TRUST ADMINISTRATOR.

          (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder, including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a), and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

          (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

          (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

          (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

          SECTION 3.04  TRUST ADMINISTRATOR TO COOPERATE;
                        RELEASE OF OWNER MORTGAGE LOAN FILES.

          Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

          Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

          SECTION 3.05 REPORTS TO THE TRUSTEE AND THE TRUST ADMINISTRATOR; ANNUAL COMPLIANCE STATEMENTS.

          (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

          (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

          SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE
LOAN.

          The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

          SECTION 3.07  AMENDMENTS TO SERVICING AGREEMENTS,
                        MODIFICATION OF STANDARD PROVISIONS.

          (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

          (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

          (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

          (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

          SECTION 3.08 OVERSIGHT OF SERVICING.

          The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

          For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

          During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

          The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator, on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

          The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

          In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

          The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or
(ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

          Additional Collateral may be liquidated and the proceeds applied to cover any shortfalls upon the liquidation of a Mortgaged Property; provided, however, that the Trust Estate in no event shall acquire ownership of the Additional Collateral unless the Trustee shall have received an Opinion of Counsel that such ownership shall not cause the Trust Estate to fail to qualify as a REMIC or subject the REMIC to any tax.

          The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

          SECTION 3.09 TERMINATION AND SUBSTITUTION OF SERVICING AGREEMENTS.

          Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the WFHM Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation, the Trustee shall terminate the WFHM Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees) arising out of, or assessed against the Trustee in connection with the termination of the WFHM Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

          SECTION 3.10 APPLICATION OF NET LIQUIDATION PROCEEDS.

          For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

          SECTION 3.11 ACT REPORTS.

          The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

          SECTION 4.01 DISTRIBUTIONS.

          (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

          first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date;

          second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall;

          third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with
Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

          fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

          fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

          sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

          seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

          ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

          tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

          twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

          thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

          fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

          sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

          eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

          nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

          twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

          twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

          twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Payment Account.

          Notwithstanding the foregoing, after the Principal Balance of any Class (other than the Class A-R Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

          With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

          (b) On each Distribution Date prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) sequentially as follows:

          first, to the Class A-R Certificate, until the Principal Balance thereof has been reduced to zero; and

          second, to the Class A-1 Certificates, until the Principal Balance thereof has been reduced to zero.

          (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

          (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

          (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

          (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

          (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

          (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

          (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

          (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

          (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

          In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-R Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a).

          (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

          SECTION 4.02 ALLOCATION OF REALIZED LOSSES.

          (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

          first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

          second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

          third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

          fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

          fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

          sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

          seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

          This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance. (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date to the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

          (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

          (d) [Intentionally Left Blank]

          (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on each Class's Class A Interest Percentage. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

          (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

          SECTION 4.03 PAYING AGENT.

          (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

          The Master Servicer may, at any time, remove or replace the Paying Agent.

          The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

          (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

          (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

          (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section
     3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

          SECTION 4.04  STATEMENTS TO CERTIFICATEHOLDERS;
                        REPORTS TO THE TRUST ADMINISTRATOR AND THE SELLER.

          Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

          (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class A Certificates for such Distribution Date;

          (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

          (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

          (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

          (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

          (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

          (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

          (x) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

          (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

          (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

          (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

          (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

          (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

          (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

          (xxiii) the Class A-PO Deferred Amount if any;

          (xxiv) the amount of PMI Advances made by a Servicer, if any; and

          (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

          In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R Certificate) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

          Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

          In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or, Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

          SECTION 4.05  REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE SERVICE.

          The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

          SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS
                       AND ACTIONS OF MASTER SERVICER.

          The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                   ARTICLE V

                                THE CERTIFICATES

          SECTION 5.01 THE CERTIFICATES.

          (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R Certificate, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-R, A-PO, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

          "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

          (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

          Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

          SECTION 5.02 REGISTRATION OF CERTIFICATES.

          (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trust Administrator or the Authenticating Agent in accordance with their standard procedures.

          (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

          (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company, (A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B)
there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and
(B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

          (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that
(i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest,
(iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

          The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

          Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

          SECTION 5.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

          If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

          SECTION 5.04 PERSONS DEEMED OWNERS.

          Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar shall be affected by notice to the contrary. SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

          (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

          (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

          (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

          SECTION 5.06 MAINTENANCE OF OFFICE OR AGENCY.

          The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

          SECTION 5.07 DEFINITIVE CERTIFICATES.

          If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

          SECTION 5.08 NOTICES TO CLEARING AGENCY.

          Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

          SECTION 6.01 LIABILITY OF THE SELLER AND THE MASTER SERVICER.

          The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

          SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

          Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

          SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER
                       SERVICER AND OTHERS.

          Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, including without limitation, any legal action against the Trustee or Trust Administrator in their respective capacities hereunder, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

          SECTION 6.04 RESIGNATION OF THE MASTER SERVICER.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

          SECTION 6.05 COMPENSATION TO THE MASTER SERVICER.

          The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

          SECTION 6.06 ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER.

          The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, the Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

          SECTION 6.07 INDEMNIFICATION OF TRUSTEE, THE TRUST ADMINISTRATOR AND
                       SELLER BY MASTER SERVICER.

          The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01 EVENTS OF DEFAULT.

          In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

          (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

          (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator, on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator, on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator, on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

          SECTION 7.02 OTHER REMEDIES OF TRUSTEE.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

          SECTION 7.03  DIRECTIONS BY CERTIFICATEHOLDERS AND
                        DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

          During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

          SECTION 7.04  ACTION UPON CERTAIN FAILURES OF THE
                        MASTER SERVICER AND UPON EVENT OF DEFAULT.

          In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or the Trust Administrator may, but need not if the Trustee or the Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

          SECTION 7.05 TRUST ADMINISTRATOR TO ACT; APPOINTMENT OF SUCCESSOR.

          When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator, on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

          SECTION 7.06 NOTIFICATION TO CERTIFICATEHOLDERS.

          Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

          SECTION 8.01 DUTIES OF TRUSTEE AND THE TRUST ADMINISTRATOR.

          The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Trust Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

          No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

          (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator under this Agreement; and

          (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

          None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 8.02 CERTAIN MATTERS AFFECTING THE TRUSTEE AND THE TRUST ADMINISTRATOR.

          Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Trust Administrator may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee or Trust Administrator, as applicable may prescribe;

          (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Subject to Section 7.04, the Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trust Administrator may be required to act as Master Servicer pursuant to
     Section 7.05 and thereupon only for the acts or omissions of the Trust Administrator as successor Master Servicer; and

          (v) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

          SECTION 8.03 NEITHER TRUSTEE NOR TRUST ADMINISTRATOR REQUIRED TO MAKE INVESTIGATION.

          Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

          SECTION 8.04 NEITHER TRUSTEE NOR TRUST ADMINISTRATOR LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

          The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

          SECTION 8.05 TRUSTEE AND THE TRUST ADMINISTRATOR MAY OWN CERTIFICATES.

          Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

          SECTION 8.06 THE MASTER SERVICER TO PAY FEES AND EXPENSES.

          The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

          SECTION 8.07 ELIGIBILITY REQUIREMENTS.

          Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08. SECTION 8.08 RESIGNATION AND REMOVAL.

          Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee or trust administrator. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee or trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee or trust administrator shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

          If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

          The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

          Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

          SECTION 8.09 SUCCESSOR.

          Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

          Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or successor trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

          SECTION 8.10 MERGER OR CONSOLIDATION.

          Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

          SECTION 8.11 AUTHENTICATING AGENT.

          The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

          The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

          The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

          SECTION 8.12 SEPARATE TRUSTEES AND CO-TRUSTEES.

          The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:


          (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

          Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

          No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

          The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

          The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

          SECTION 8.13 APPOINTMENT OF CUSTODIANS.

          The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in
Section 10.01(a). SECTION 8.14 TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

          (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions);
(v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the property of the REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, A-PO, A-R, B-1, B-2, B-3, B-4, B-5 and B-6 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;
(x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and
(xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be the tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee's sole duties with respect to the REMIC are to sign the tax returns referred to in clause (i) of the second preceding sentence and to comply with written directions from the Master Servicer or the Trust Administrator.

          In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

          (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee, respectively, to perform its obligations under this Section 8.14.

          SECTION 8.15 MONTHLY ADVANCES.

          In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

          SECTION 9.01  TERMINATION UPON PURCHASE BY THE
                        SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

          Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

          Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Trust Administrator by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

          Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i),
(ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.02(a) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

          In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Trust Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

          SECTION 9.02 ADDITIONAL TERMINATION REQUIREMENTS.

          In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

          SECTION 10.01 AMENDMENT.

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to modify, eliminate or add to the provisions of
Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and
(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

          This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

          Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

          (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trustee or the Trust Administrator; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of

     (a) changing the Applicable Unscheduled Principal Receipt Period for Type 2 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

     (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

          A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

          SECTION 10.02 RECORDATION OF AGREEMENT.

          This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.04 GOVERNING LAW; JURISDICTION.

          This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 10.05 NOTICES.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer, the Trust Administrator and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and, (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

          For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, the Servicer or a Certificateholder.

          SECTION 10.06 SEVERABILITY OF PROVISIONS.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07 SPECIAL NOTICES TO RATING AGENCIES.

          (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 10.01(a);

          (ii) any sale or transfer of the Class B Certificates pursuant to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

          (iv) any resignation of the Master Servicer pursuant to Section 6.04;

          (v) the occurrence of any of the Events of Default described in
     Section 7.01; (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01; (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or (viii) the making of a final payment pursuant to Section 9.01.

          (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

          (i) the appointment of a Custodian pursuant to Section 2.02;

          (ii) the resignation or removal of the Trustee or the Trust Administrator pursuant to Section 8.08;

          (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

          (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

          (c) The Master Servicer shall deliver to each Rating Agency:

          (i) reports prepared pursuant to Section 3.05; and

          (ii) statements prepared pursuant to Section 4.04.

          SECTION 10.08 COVENANT OF SELLER.

          The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

          SECTION 10.09 RECHARACTERIZATION.

          The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

          SECTION 11.01 CLASS A FIXED PASS-THROUGH RATE.

          The Class A Fixed Pass-Through Rate is 7.000% per annum.

          SECTION 11.02 CUT-OFF DATE.

          The Cut-Off Date for the Certificates is January 1, 2001.

          SECTION 11.03 CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

          The Cut-Off Date Aggregate Principal Balance is $450,275,805.00.

          SECTION 11.04 ORIGINAL CLASS A PERCENTAGE.

          The Original Class A Percentage is 95.99946842%.

          SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

          As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                                                Original
            Class                                           Principal Balance
            -----                                           --------------------
         Class A-1                                      $432,225,000.00
         Class A-PO                                          $38,832.72
         Class A-R                                              $100.00

          SECTION 11.06 ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

          The Original Class A Non-PO Principal Balance is $432,225,100.00.

          SECTION 11.07 ORIGINAL SUBORDINATED PERCENTAGE.

          The Original Subordinated Percentage is 4.00053158%.

          SECTION 11.08 ORIGINAL CLASS B PRINCIPAL BALANCE.

          The Original Class B Principal Balance is $18,011,872.28.

          SECTION 11.09 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

          As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                            Original
               Class                                     Principal Balance
               -----                                     -----------------
              Class B-1                                   $  7,880,000.00
              Class B-2                                   $  3,828,000.00
              Class B-3                                   $  2,251,000.00
              Class B-4                                   $  1,576,000.00
              Class B-5                                   $  1,126,000.00
              Class B-6                                   $  1,350,872.28

          SECTION 11.10 ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

          The Original Class B-1 Fractional Interest is 2.25034213%.

          SECTION 11.11 ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

          The Original Class B-2 Fractional Interest is 1.40012319%.

          SECTION 11.12 ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

          The Original Class B-3 Fractional Interest is 0.90016425%.

          SECTION 11.13 ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

          The Original Class B-4 Fractional Interest is 0.55012636%.

          SECTION 11.14 ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

          The Original Class B-5 Fractional Interest is 0.30003583%.

          SECTION 11.15 ORIGINAL CLASS B-1 PERCENTAGE.

          The Original Class B-1 Percentage is 1.75018945%.

          SECTION 11.16 ORIGINAL CLASS B-2 PERCENTAGE.

          The Original Class B-2 Percentage is 0.85021894%.

          SECTION 11.17 ORIGINAL CLASS B-3 PERCENTAGE.

          The Original Class B-3 Percentage is 0.49995894%.

          SECTION 11.18 ORIGINAL CLASS B-4 PERCENTAGE.

          The Original Class B-4 Percentage is 0.35003789%.

          SECTION 11.19 ORIGINAL CLASS B-5 PERCENTAGE.

          The Original Class B-5 Percentage is 0.25009052%.

          SECTION 11.20 ORIGINAL CLASS B-6 PERCENTAGE.

          The Original Class B-6 Percentage is 0.30003584%.

          SECTION 11.21 CLOSING DATE.

          The Closing Date is January 30, 2001.

          SECTION 11.22 RIGHT TO PURCHASE.

          The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $45,027,580.50 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

          SECTION 11.23 WIRE TRANSFER ELIGIBILITY.

                  With respect to the Class A-1 and Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. The Class A-R and Class A-PO Certificates are not eligible for wire transfer.

          SECTION 11.24 SINGLE CERTIFICATE.

          A Single Certificate for each Class of Class A-1 Certificates and each Class of Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-PO Certificates represents a $38,832.72 Denomination. A Single Certificate for the Class A-R Certificate represents a $100 Denomination.

          SECTION 11.25 SERVICING FEE RATE.

          The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.
SECTION 11.26 MASTER SERVICING FEE RATE.

          The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

          IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     WELLS FARGO ASSET SECURITIES CORPORATION
                                         as Seller

                                     By:
                                         _______________________________________
                                           Name:  Alan S. McKenney
                                           Title: Vice President


                                     WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION
                                         as Master Servicer

                                     By:
                                         _______________________________________
                                            Name:  Nancy E. Burgess
                                            Title: Vice President


                                     FIRST UNION NATIONAL BANK
                                         as Trust Administrator

                                     By:
                                         _______________________________________
                                            Name:
                                            Title:


Attest:
By: ____________________________________
Name: __________________________________
Title: _________________________________


                                      UNITED STATES TRUST COMPANY
                                       OF NEW YORK
                                        as Trustee

                                     By:
                                         _______________________________________
                                            Name
                                            Title:

STATE OF MARYLAND                   )
                                    ss.:
COUNTY OF FREDERICK                 )

          On this 30th day of January, 2001, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides in McLean, Virginia; that he is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND                   )
                                    ss.:
COUNTY OF FREDERICK                 )

          On this 30th day of January, 2001, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides in Frederick, Maryland; that she is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF                            )
                                    )   ss.:
COUNTY OF                           )


          On this 30th day of January, 2001, before me, a notary public in and for _________________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, _________________; that s/he is a ____________________ of
United States Trust Company of New York, a ________________, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.

__________________________
Notary Public
[NOTARIAL SEAL]

STATE OF NORTH CAROLINA                     )
                                            ss.:
COUNTY OF                                   )

          On this 30th day of January, 2001, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.

_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA                     )
                                            ss.:
COUNTY OF                                   )

          On this 30th day of January, 2001, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides in __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.

_________________________
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
                Mortgage Pass-Through Certificates, Series 2001-3
                 Applicable Unscheduled Principal Receipt Period

                                       Full Unscheduled      Partial Unscheduled
Servicer                               Principal Receipts    Principal Receipts
-----------------------------------    ------------------    ------------------
WFHM (Type 1)                               Mid-Month           Mid-Month
WFHM (Type 2)                              Prior Month         Prior Month
National City Mortgage Co.                  Mid-Month          Prior Month
Washington Mutual Bank, FA                  Mid-Month          Prior Month
HSBC Mortgage Corporation (USA)             Mid-Month          Prior Month
Chevy Chase Bank, F.S.B.                    Mid-Month          Prior Month
First Union Mortgage Corporation            Mid-Month          Prior Month
HomeSide Lending, Inc.                     Prior Month         Prior Month
First Horizon Home Loan Corporation         Mid-Month          Prior Month
Old Kent Mortgage Company                   Mid-Month          Prior Month
Hibernia National Bank                      Mid-Month          Prior Month
Colonial Savings, F.A.                      Mid-Month          Prior Month
Countrywide Home Loans, Inc.               Prior Month         Prior Month
CUNA Mutual Mortgage Corporation            Mid-Month          Prior Month
ABN AMRO Mortgage Group, Inc.               Mid-Month          Prior Month
Fleet Mortgage Corp.                        Mid-Month          Prior Month
First Nationwide Mortgage Company           Mid-Month          Prior Month
SunTrust Mortgage, Inc.                     Mid-Month          Prior Month
Central National Bank                       Mid-Month          Prior Month
Columbia National, Inc.                     Mid-Month          Prior Month
Cendant Mortgage Corporation               Prior Month         Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED
   IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
    REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
   OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.,
                            HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                 Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AA 2         First Distribution Date:  February 26, 2001

                                Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%  Final Scheduled Maturity Date: February 25, 2031

          THIS CERTIFIES THAT_____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate,
               conventional, monthly pay, fully amortizing, first
              lien, one- to four-family residential mortgage loans,
                             which may include loans
          secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AB 0        First Distribution Date:  February 26, 2001

                               Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%    Final Scheduled Maturity Date:  February 25, 2031

          THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates are not entitled to distributions in respect of interest.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AC 8        First Distribution Date:  February 26, 2001

                               Denomination: $___________

Percentage Interest evidenced
by this Certificate:  ______%  Final Scheduled Maturity Date:  February 25, 2031

          THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS B-1

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                               lien, one- to four-
              family residential mortgage loans, which may include
              loans secured by shares issued by cooperative housing
                              corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AD 6        First Distribution Date:  February 26, 2001

                               Denomination: $_________________

Percentage Interest evidenced
by this Certificate:________%  Final Scheduled Maturity Date:  February 25, 2031

          THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS B-2

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                               lien, one- to four-
              family residential mortgage loans, which may include
              loans secured by shares issued by cooperative housing
                              corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AE 4        First Distribution Date:  February 26, 2001

                               Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%    Final Scheduled Maturity Date:  February 25, 2031

          THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificate and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS B-3

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                               lien, one- to four-
              family residential mortgage loans, which may include
              loans secured by shares issued by cooperative housing
                              corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AF 1        First Distribution Date:  February 26, 2001

                               Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%    Final Scheduled Maturity Date:  February 25, 2031

          THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2001-3, CLASS B-4

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                               lien, one- to four-
              family residential mortgage loans, which may include
              loans secured by shares issued by cooperative housing
                              corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AG 9        First Distribution Date:  February 26, 2001

                               Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%   Final Scheduled Maturity Date:  February 25, 2031

          THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

          No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                                First Union National Bank,
                                                    Trust Administrator



                                                By: ____________________________
                                                    Authorized Officer

Countersigned:


First Union National Bank,
   Trust Administrator



By:  ___________________________
     Authorized Officer

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2001-3, CLASS B-5

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                               lien, one- to four-

              family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AH 7             First Distribution Date:  February 26, 2001

                                    Denomination: $_____________

Percentage Interest evidenced

by this Certificate:  _____%        Final Scheduled Maturity Date: February 25,
                                                                   2031

                  THIS CERTIFIES THAT _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                    First Union National Bank,
                                        Trust Administrator



                                    By: _________________________________
                                        Authorized Officer

Countersigned:


First Union National Bank,
     Trust Administrator



By:  _____________________________
     Authorized Officer

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE

                            SERIES 2001-3, CLASS B-6

               evidencing an interest in a pool of fixed interest
            rate, conventional, monthly pay, fully amortizing, first
                               lien, one- to four-

              family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION

                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:  January 1, 2001

CUSIP No.:  94976M AJ 3             First Distribution Date:  February 26, 2001

                                    Denomination: $_______________

Percentage Interest evidenced

by this Certificate:  _____%        Final Scheduled Maturity Date: February 25,
                                                                   2031

                  THIS CERTIFIES THAT ______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                         First Union National Bank,
                                             Trust Administrator



                                         By: ________________________________
                                             Authorized Officer

Countersigned:


First Union National Bank,
     Trust Administrator



By:  ______________________________
     Authorized Officer

                                    EXHIBIT C

                 [Form of Reverse of Series 2001-3 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES 2001-3

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________
_______________________________________________________________________________

Social Security or other Identifying Number of Assignee:

Dated:



                                 _______________________________________
                                 Signature by or on behalf of assignor



                                 ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes ofdistribution:

                  Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to __________________________________ _________________________________ for the account of __________________________
_____________________ account number_____________, or, if mailed by check, to
_______________________________________________________. Applicable statements should be mailed to __________________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                           W I T N E S S E T H T H A T

     WHEREAS, the Seller, the Master Servicer, and the Trust Administrator and the United States Trust Company of New York, as trustee, have entered into a Pooling and Servicing Agreement dated as of January 30, 2001 relating to the issuance of Mortgage Pass-Through Certificates, Series 2001-3 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1 Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders. Section

     Section 2.2 Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian. Section

     Section 2.3 Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

     Section 2.4 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

     Section 2.5 Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III

                            Concerning the Custodian

     Section 3.1 Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2 Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5 Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

     Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     SECTION 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                             FIRST UNION NATIONAL BANK



401 South Tryon Street               By:  _____________________________________
Charlotte, North Carolina, 28202          Name:________________________________
                                          Title:_______________________________


Address:                             WELLS FARGO ASSET SECURITIES CORPORATION



7485 New Horizon Way                 By:  _____________________________________
Frederick, Maryland 21703                 Name:________________________________
                                          Title:_______________________________


Address:                             WELLS FARGO BANK MINNESOTA, NATIONAL
                                       ASSOCIATION



7485 New Horizon Way                 By:  _____________________________________
Frederick, Maryland 21703                 Name:________________________________
                                          Title:_______________________________


Address:                             [CUSTODIAN]



                                     By:  _____________________________________
                                         Name:_________________________________
                                         Title:________________________________

STATE OF            )
                    )   ss.:
COUNTY OF           )


                  On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of
Wells Fargo Asset Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            ___________________________________
                                            Notary Public

                     [NOTARIAL SEAL]

STATE OF            )
                    )   ss.:
COUNTY OF           )


                  On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of
Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                _______________________________
                                                Notary Public

                     [NOTARIAL SEAL]

STATE OF            )
                    )   ss.:
COUNTY OF           )



                  On this ___ day of ________, 20__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

                                               _____________________________
                                               Notary Public

                     [NOTARIAL SEAL]

STATE OF            )
                    )   ss.:
COUNTY OF           )


                  On this ____ day of ________, 20__, before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association

                                                _______________________________
                                                Notary Public

                     [NOTARIAL SEAL]

                                   EXHIBIT F-1

                       [Schedule of Type 1 Mortgage Loans]


WFMBS
WFMBS 2001-03 EXHIBIT F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)           (ii)                                              (iii)        (iv)        (v)           (vi)          (vii)
-----         -------------------------   -----      -----     --------     --------    --------      ----------    -----------
                                                                                        NET
MORTGAGE                                                                    MORTGAGE    MORTGAGE      CURRENT       ORIGINAL
LOAN                                                 ZIP       PROPERTY     INTEREST    INTEREST      MONTHLY       TERM TO
NUMBER        CITY                        STATE      CODE      TYPE         RATE        RATE          PAYMENT       MATURITY
--------      -------------------------   -----      -----     --------     --------    --------      ----------    -----------
5067229       EAST HAMPTON                 NY        11937       SFD         8.875       7.000        $ 7,136.94       360
5106343       WASHINGTON                   NJ        07853       SFD         8.375       7.000        $ 4,295.80       360
5108200       ASBURY                       NJ        08802       SFD         8.000       7.000        $ 2,109.58       360
5110414       HOUSTON                      TX        77005       SFD         7.625       7.000        $ 3,822.09       360
5113888       COLTS NECK                   NJ        07722       SFD         8.250       7.000        $ 6,385.77       360
5119421       NEW YORK                     NY        10001       HCO         7.750       7.000        $ 2,758.19       360
5132532       MARLBORO                     NJ        07746       SFD         8.375       7.000        $ 2,219.42       360
5159849       NEW YORK                     NY        10013       LCO         7.875       7.000        $ 3,262.82       360
5163270       EDISON                       NJ        08837       SFD         8.375       7.000        $ 2,120.23       360
5165206       NEW YORK                     NY        10001       LCO         7.625       7.000        $ 4,416.64       360
5721884       OAKLAND                      NJ        07436       SFD         8.750       7.000        $ 2,947.38       360
5726378       STERLING                     VA        20165       SFD         7.875       7.000        $ 2,430.44       360
5738394       FORT SALONGA                 NY        11768       SFD         8.375       7.000        $ 4,287.35       360
5739525       BRUSH PRAIRIE                WA        98606       SFD         8.750       7.000        $ 3,750.01       354
5739962       SAN DIEGO                    CA        92130       SFD         8.375       7.000        $ 3,168.74       360
5740170       ALEXANDRIA                   VA        22314       SFD         8.375       7.000        $ 2,128.20       360
5740709       WHITEHOUSE STATION           NJ        08889       SFD         8.375       7.000        $ 2,249.21       360
5741312       NEW YORK                     NY        10011       HCO         8.000       7.000        $ 4,402.59       360
5744223       WINNETKA                     IL        60093       SFD         8.375       7.000        $ 3,602.74       360
5745190       MELROSE                      PA        19027       SFD         8.375       7.000        $ 2,371.54       360
5745375       CASTLE ROCK                  CO        80104       SFD         8.625       7.000        $ 7,777.90       360
5746521       GLENDORA                     CA        91741       SFD         8.375       7.000        $ 2,234.61       360
5746650       OSSINING                     NY        10562       SFD         8.375       7.000        $ 2,103.76       360
5748081       COLTS NECK                   NJ        07722       SFD         8.375       7.000        $ 3,037.59       360
5749082       DUCK                         NC        27949       SFD         8.375       7.000        $ 2,399.99       360
5750478       FLORAL PARK                  NY        11001       COP         8.750       7.000        $   424.82       360
5755160       ESSEX FELLS                  NJ        07021       SFD         8.375       7.000        $ 2,204.21       360
5755508       NORTH OAKS                   MN        55127       SFD         8.000       7.000        $ 3,522.07       360
5757200       FLUSHING                     NY        11357       SFD         8.250       7.000        $ 2,223.75       360
5758190       NORFOLK                      MA        02056       SFD         8.375       7.000        $ 2,279.61       360
5758387       BOCA RATON                   FL        33496       SFD         8.375       7.000        $ 2,888.27       360
5759087       ARLINGTON HEIGHTS            IL        60005       SFD         7.875       7.000        $ 2,356.48       360
5761086       SOUTHBOROUGH                 MA        01772       SFD         8.375       7.000        $ 4,389.42       360
5761742       GREAT NECK                   NY        11021       SFD         8.625       7.000        $ 4,666.74       360
5763209       MONSEY                       NY        10952       SFD         8.500       7.000        $ 2,360.57       360
5763973       ALAMEDA                      CA        94502       SFD         8.000       7.000        $ 3,668.83       360
5767335       LANCASTER                    MA        01523       SFD         8.000       7.000        $ 2,497.05       360
5769334       GRAND RAPIDS                 MI        49546       SFD         8.625       7.000        $ 2,177.63       360
5770453       NEW ROCHELLE                 NY        10804       SFD         8.125       7.000        $ 4,454.99       360
5773100       BROOKLYN                     NY        11218       COP         8.875       7.000        $   347.06       240
5775014       EDEN PRAIRIE                 MN        55347       SFD         8.500       7.000        $ 2,148.66       360
5777319       BASKING RIDGE                NJ        07920       SFD         7.750       7.000        $ 2,091.93       360
5777619       PLAINVIEW                    NY        11803       SFD         8.375       7.000        $ 2,280.22       360
5778468       NISSEQUOGUE                  NY        11780       SFD         7.750       7.000        $ 3,940.27       360
5779478       LIVINGSTON                   NJ        07039       SFD         8.000       7.000        $ 2,641.56       360
5779591       MC LEAN                      VA        22101       SFD         8.250       7.000        $ 2,494.21       360
5779752       BELLE HARBOR                 NY        11694       SFD         8.750       7.000        $ 2,832.12       360
5779914       HOLLIS                       NH        03049       SFD         8.875       7.000        $ 2,551.64       360
5780029       HARWOOD                      MD        20776       SFD         8.625       7.000        $ 3,756.73       360
5781174       LEWES                        DE        19958       SFD         8.625       7.000        $ 2,831.16       360
5783651       GLEN RIDGE                   NJ        07028       SFD         8.625       7.000        $ 2,493.21       360
5784728       BROOKLYN                     NY        11238       COP         8.750       7.000        $ 2,171.30       360
5786086       LAVALE                       MD        21502       SFD         8.000       7.000        $ 1,053.69       360
5786428       VIRGINIA BEACH               VA        23451       LCO         8.500       7.000        $ 2,194.48       360
5786473       NEWTON CENTER                MA        02459       SFD         8.375       7.000        $ 3,161.91       360
5787095       SAN FRANCISCO                CA        94134       SFD         8.375       7.000        $ 2,614.65       360
5787364       HOWARD BEACH                 NY        11414       SFD         8.250       7.000        $ 2,569.34       360
5789985       HIGHLAND PARK                IL        60035       SFD         8.125       7.000        $ 6,682.48       360
5790320       NEW CITY                     NY        10956       SFD         8.125       7.000        $ 2,383.42       360
5792534       NEW YORK                     NY        10009       COP         8.750       7.000        $ 2,297.17       360
5792891       EAST HAMPTON                 NY        11937       SFD         8.750       7.000        $ 1,180.06       360
5794048       CINCINNATI                   OH        45236       SFD         9.000       7.000        $ 4,212.20       360
5795684       BOCA RATON                   FL        33428       SFD         8.375       7.000        $ 2,557.76       360
5795969       GOLETA                       CA        93117       SFD         8.125       7.000        $ 2,609.51       360
5796192       SPRINGFIELD                  MO        65810       SFD         8.625       7.000        $ 2,500.59       360
5796381       WAYLAND                      MA        01778       SFD         8.000       7.000        $ 2,568.18       360
5796708       PLEASANTON                   CA        94566       SFD         8.125       7.000        $ 2,098.30       360
5797260       PITTSFORD                    NY        14534       SFD         8.375       7.000        $ 2,908.88       360
5797372       HIGHLAND VILLAGE             TX        75077       PUD         8.375       7.000        $ 2,311.00       360
5797442       ALBERT LEA                   MN        56007       SFD         8.375       7.000        $ 4,086.15       360
5797528       WOODHAVEN                    NY        11421       SFD         8.250       7.000        $ 2,217.74       360
5798790       NEW YORK                     NY        10014       COP         8.625       7.000        $ 3,111.16       360
5798879       FLORAL PARK                  NY        11005       COP         8.875       7.000        $ 3,878.77       360
5798987       AURORA                       CO        80016       SFD         8.500       7.000        $ 2,543.57       360
5799142       NAHANT                       MA        01908       SFD         8.625       7.000        $ 2,503.71       360
5799544       RIVERSIDE                    CT        06807       SFD         8.375       7.000        $ 2,660.26       360
5800182       SAG HARBOR                   NY        11963       SFD         8.125       7.000        $ 2,227.50       360
5800441       WYCKOFF                      NJ        07481       SFD         7.750       7.000        $ 1,995.21       360
5800601       MORAGA                       CA        94556       SFD         8.125       7.000        $ 3,860.99       360
5802005       ALEXANDRIA                   VA        22314       SFD         8.125       7.000        $ 2,073.06       360
5802303       CHARLOTTE                    NC        28269       SFD         8.250       7.000        $ 2,167.71       360
5802910       ST JAMES                     NY        11780       SFD         8.750       7.000        $ 1,298.06       360
5802966       NORTHPORT                    NY        11768       SFD         8.625       7.000        $ 2,675.60       360
5803572       SPRING VALLEY                CA        91978       PUD         7.875       7.000        $ 2,094.37       360
5803743       BLUEMONT                     VA        20135       SFD         8.625       7.000        $ 2,387.82       360
5803752       LAS VEGAS                    NV        89130       SFD         8.000       7.000        $   815.36       360
5804010       DURHAM                       NC        27712       SFD         8.000       7.000        $ 2,810.32       360
5804108       MELBOURNE                    FL        32934       SFD         8.250       7.000        $ 2,253.80       360
5804554       LEWES                        DE        19958       SFD         8.500       7.000        $ 2,690.43       360
5804700       CHICAGO                      IL        60647       SFD         8.250       7.000        $ 2,336.44       360
5804749       PEACHTREE CITY               GA        30269       SFD         8.000       7.000        $ 2,576.99       360
5804756       BOSTON                       MA        02116       LCO         8.375       7.000        $ 2,280.22       360
5805285       AURORA                       CO        80016       SFD         8.375       7.000        $ 3,989.62       360
5805458       EATONTOWN                    NJ        07724       SFD         8.625       7.000        $ 2,722.26       360
5805488       RENO                         NV        89511       SFD         8.250       7.000        $ 2,355.98       360
5805777       DIX HILLS                    NY        11746       SFD         8.125       7.000        $ 4,744.56       360
5806136       PLYMOUTH                     MN        55442       SFD         8.125       7.000        $ 4,083.73       360
5806475       STATEN ISLAND                NY        10307       MF2         8.375       7.000        $ 3,094.64       360
5806602       LEESBURG                     VA        21076       SFD         8.500       7.000        $ 2,767.32       360
5807443       BERKELEY HEIGHTS             NJ        07922       SFD         9.250       7.000        $ 2,998.66       360
5807877       ORIENT                       NY        11957       SFD         8.375       7.000        $ 3,800.37       360
5808082       LAKE ST. LOUIS               MO        63367       SFD         8.500       7.000        $ 2,452.84       360
5808568       HIGHLANDS RANCH              CO        80126       SFD         8.375       7.000        $ 2,200.03       360
5808729       NAPERVILLE                   IL        60564       SFD         8.125       7.000        $ 2,672.99       360
5808774       BAVON                        VA        23138       SFD         7.875       7.000        $ 2,349.22       360
5808832       HOLLISTON                    MA        01746       SFD         8.375       7.000        $ 2,234.62       360
5808883       LAFAYETTE                    CA        94549       SFD         7.875       7.000        $ 2,610.25       360
5808964       WHITE BEAR LAKE              MN        55110       SFD         8.250       7.000        $ 2,704.56       360
5809433       ASHBURN                      VA        20148       SFD         8.000       7.000        $ 2,201.30       360
5809702       NEW YORK                     NY        10038       HCO         7.875       7.000        $ 2,298.47       360
5809925       LEESBURG                     VA        20176       SFD         8.250       7.000        $ 2,415.33       360
5809954       DENVER                       CO        80218       SFD         8.250       7.000        $ 2,403.31       360
5810140       DRIPPING SPRINGS             TX        78620       PUD         8.125       7.000        $ 2,242.35       360
5810173       WASHINGTON CROSSING          PA        18977       SFD         7.875       7.000        $ 2,218.72       360
5810283       WEST LAWN                    PA        19609       SFD         8.000       7.000        $   522.81       360
5810291       RENO                         NV        89509       SFD         7.500       7.000        $ 3,417.77       360
5810870       SAPULPA                      OK        74067       SFD         8.250       7.000        $ 2,253.80       360
5810966       SAN JOSE                     CA        95123       LCO         8.375       7.000        $ 2,097.80       360
5811061       TULSA                        OK        74136       SFD         8.375       7.000        $ 3,648.35       360
5811340       FLORAL PARK                  NY        11004       COP         8.500       7.000        $   576.69       360
5811554       ALEXANDRIA                   VA        22310       PUD         8.375       7.000        $ 2,363.83       360
5811768       MCKINNEY                     TX        75070       SFD         8.125       7.000        $ 2,301.74       360
5812414       MONTVILLE                    NJ        07045       LCO         8.250       7.000        $ 2,530.27       360
5812541       FREDONIA                     WI        53080       SFD         9.125       7.000        $ 1,116.31       360
5812634       BENTONVILLE                  AR        72712       SFD         8.250       7.000        $ 2,193.70       360
5812795       MAMMOTH LAKES                CA        93546       SFD         9.000       7.000        $ 2,413.87       360
5812898       ROSELLE                      IL        60172       SFD         8.250       7.000        $ 2,223.75       360
5813011       GREAT NECK                   NY        11023       SFD         8.375       7.000        $ 2,812.27       360
5813339       WEBSTER GROVES               MO        63119       SFD         8.375       7.000        $ 2,736.26       360
5813595       WELLESLEY                    MA        02481       SFD         8.250       7.000        $ 3,005.07       360
5813620       BETHESDA                     MD        20817       SFD         8.625       7.000        $ 2,261.81       360
5813963       ISSAQUAH                     WA        98027       SFD         7.000       6.733        $ 1,969.03       360
5813982       NOVI                         MI        48374       SFD         8.750       7.000        $ 2,389.61       360
5814258       CHICAGO                      IL        60610       SFD         8.500       7.000        $ 3,191.00       360
5814332       FOREST HILLS                 NY        11375       SFD         8.625       7.000        $ 2,302.26       360
5814390       MOUNTAIN VIEW                CA        94040       SFD         8.500       7.000        $ 2,306.74       360
5815064       WAKE FOREST                  NC        27587       SFD         8.125       7.000        $ 2,598.75       360
5815488       AUDUBON                      PA        19403       SFD         8.500       7.000        $ 2,399.02       360
5815514       BRISTOW                      VA        20136       SFD         8.250       7.000        $ 2,102.05       360
5815579       ARCADIA                      CA        91007       SFD         8.000       7.000        $ 2,201.30       360
5815661       MASON                        OH        45040       SFD         9.000       7.000        $ 2,349.50       360
5816030       CORONA                       NY        11368       MF2         9.000       7.000        $ 3,077.69       360
5816072       SEDALIA                      CO        80135       SFD         8.250       7.000        $ 2,313.90       360
5816272       NAPLES                       FL        34102       SFD         8.000       7.000        $ 2,274.68       360
5816462       SAN JOSE                     CA        95123       SFD         8.375       7.000        $ 2,508.24       360
5816574       KENNESAW                     GA        30152       SFD         8.125       7.000        $ 2,367.08       360
5816587       MANHASSET                    NY        11030       SFD         7.875       7.000        $ 5,075.49       360
5816592       FORT LAUDERDALE              FL        33306       SFD         8.500       7.000        $ 2,758.87       360
5816860       DANVILLE                     CA        94526       SFD         8.375       7.000        $ 2,280.22       360
5817084       READINGTON TWSP              NJ        08889       SFD         8.250       7.000        $ 2,103.55       360
5817283       SAN JOSE                     CA        95126       SFD         8.625       7.000        $ 2,504.49       360
5817443       SILVER SPRING                MD        20905       SFD         8.375       7.000        $ 2,523.44       360
5817476       GREEN OAK TOWNSHIP           MI        48178       SFD         8.500       7.000        $ 5,622.68       360
5817613       PORTLAND                     MI        48875       SFD         8.375       7.000        $ 2,182.17       360
5818139       GREENSBORO                   NC        27407       SFD         8.375       7.000        $ 2,642.21       360
5818297       DELAFIELD                    WI        53018       SFD         8.500       7.000        $ 3,660.03       360
5818316       MORGAN HILL                  CA        95037       SFD         8.500       7.000        $ 2,691.20       360
5818409       DALLAS                       TX        75209       SFD         8.375       7.000        $ 2,182.93       360
5818799       BOULDER                      CO        80304       SFD         8.000       7.000        $ 2,935.06       360
5819390       LAKE BARRINGTON              IL        60010       SFD         8.125       7.000        $ 3,855.05       360
5820434       GREAT FALLS                  MT        59404       SFD         8.375       7.000        $ 2,146.44       360
5820672       BROOKLYN                     NY        11230       COP         8.750       7.000        $   283.22       360
5820776       OCEANSIDE                    CA        92054       SFD         9.000       7.000        $ 2,928.19       360
5820839       SMYRNA                       GA        30080       SFD         8.125       7.000        $ 2,152.13       360
5821082       SAN RAFAEL                   CA        94903       SFD         8.375       7.000        $ 3,496.34       360
5821212       BAKERSFIELD                  CA        93312       SFD         8.750       7.000        $ 2,212.59       360
5821347       MAHWAH                       NJ        07430       LCO         8.125       7.000        $ 2,969.99       360
5821440       STATEN ISLAND                NY        10307       MF2         8.375       7.000        $ 3,040.29       360
5821472       SUPERIOR                     CO        80027       SFD         8.375       7.000        $ 2,615.41       360
5821589       PELHAM MANOR                 NY        10803       SFD         8.375       7.000        $ 3,040.29       360
5821835       FENTON TOWNSHIP              MI        48430       SFD         8.750       7.000        $ 2,202.77       360
5822324       WRENTHAM                     MA        02093       SFD         8.250       7.000        $ 2,276.34       360
5822425       FAIRFAX STATION              VA        22039       SFD         8.000       7.000        $ 2,670.91       360
5822576       RIDGEWOOD                    NJ        07450       SFD         8.375       7.000        $ 2,250.57       360
5822609       REDWOOD CITY                 CA        94062       SFD         8.500       7.000        $ 2,652.76       360
5822644       CALHOUN                      GA        30701       SFD         8.000       7.000        $ 3,962.33       360
5822736       NORTH POTOMAC                MD        20878       SFD         8.125       7.000        $ 2,264.62       360
5822741       SIMI VALLEY                  CA        93065       SFD         8.500       7.000        $ 2,493.59       360
5823410       YONKERS                      NY        10707       SFD         8.750       7.000        $ 2,425.01       360
5823426       PLEASANTON                   CA        94566       SFD         8.500       7.000        $ 2,306.75       360
5823879       MEDFORD                      NJ        08055       SFD         8.375       7.000        $ 2,128.20       360
5824015       HIGHLANDS RANCH              CO        80126       SFD         8.250       7.000        $ 2,257.56       360
5824023       CLIFTON                      VA        20124       SFD         7.750       7.000        $ 2,445.12       360
5824041       SAN FRANCISCO                CA        94117       LCO         8.125       7.000        $ 2,672.33       360
5824042       LANSING                      MI        48906       SFD         8.375       7.000        $ 2,132.71       360
5824649       RYE BROOK                    NY        10573       PUD         8.125       7.000        $ 2,598.75       360
5825110       SAN DIEGO                    CA        92109       SFD         8.125       7.000        $ 2,138.40       360
5825506       SAN JOSE                     CA        95112       SFD         8.375       7.000        $ 2,553.84       360
5825798       SAN JOSE                     CA        95148       PUD         8.750       7.000        $ 2,564.65       360
5826135       VIENNA                       VA        22182       SFD         7.625       7.000        $ 4,416.64       360
5826746       BELLINGHAM                   WA        98225       SFD         8.375       7.000        $ 2,462.63       360
5826835       MOUNTAIN LAKES               NJ        07046       SFD         8.500       7.000        $ 2,632.76       360
5827269       AUSTIN                       TX        78746       PUD         8.375       7.000        $ 4,735.26       360
5827334       STEILACOOM                   WA        98388       SFD         8.500       7.000        $ 2,264.46       360
5827649       SAINT JAMES                  NY        11780       SFD         8.875       7.000        $ 1,820.04       360
5827740       MIAMI                        FL        33129       HCO         8.375       7.000        $ 7,268.20       360
5827830       BEDFORD                      NH        03110       SFD         8.500       7.000        $ 2,152.96       360
5827873       NEW YORK                     NY        10019       HCO         9.000       7.000        $ 2,534.57       360
5828536       MONTCLAIR                    NJ        07042       SFD         8.000       7.000        $ 2,829.40       360
5828810       ROCKLEIGH                    NJ        07647       SFD         8.000       7.000        $ 4,402.59       360
5828950       COMMACK                      NY        11725       SFD         8.750       7.000        $ 2,802.63       360
5829022       SCITUATE                     MA        02066       SFD         8.875       7.000        $ 2,456.56       360
5829175       OAK BROOK                    IL        60523       SFD         9.250       7.000        $ 4,989.53       360
5829211       MAMARONECK                   NY        10543       SFD         8.500       7.000        $ 4,651.93       360
5829485       WASHINGTON                   NJ        07882       SFD         8.625       7.000        $ 2,170.04       360
5829515       DELAFIELD                    WI        53072       SFD         8.125       7.000        $ 3,341.24       360
5829661       STERLING                     VA        20165       SFD         8.500       7.000        $ 2,844.22       360
5829753       WACONIA                      MN        55387       SFD         8.125       7.000        $ 2,308.42       360
5829793       SUPERIOR                     CO        80027       SFD         8.125       7.000        $ 2,078.99       360
5829888       MILBRAE                      CA        94030       SFD         8.250       7.000        $ 3,365.68       360
5830105       DIX HILLS                    NY        11746       SFD         8.000       7.000        $ 2,384.74       360
5830214       CORAL SPRINGS                FL        33071       SFD         8.625       7.000        $ 1,155.02       360
5830244       ROCKVILLE                    MD        20850       SFD         8.375       7.000        $ 2,432.23       360
5830280       ANTIOCH                      CA        94509       SFD         8.375       7.000        $ 2,529.53       360
5830283       FREMONT                      CA        94555       PUD         9.500       7.000        $ 2,741.18       360
5830288       SAN JOSE                     CA        95148       SFD         9.500       7.000        $ 2,446.89       360
5830318       TRACY                        CA        95376       SFD         8.500       7.000        $ 2,130.27       360
5830346       TRACY                        CA        95304       SFD         7.875       7.000        $ 2,460.89       360
5830349       SALEM                        NH        03079       SFD         7.875       7.000        $ 2,283.97       360
5830446       ALBERTSON                    NY        11507       SFD         8.375       7.000        $ 3,040.29       360
5830447       FLORAL PARK                  NY        11001       SFD         8.125       7.000        $ 2,227.50       360
5830448       MELVILLE                     NY        11747       SFD         8.625       7.000        $ 2,512.27       360
5830459       FLUSHING                     NY        11355       MF2         8.625       7.000        $ 3,325.05       360
5830464       ASHBURN                      VA        20148       SFD         8.875       7.000        $ 2,539.70       360
5830520       HOWELL                       MI        48843       SFD         8.500       7.000        $ 2,514.35       360
5830547       FREMONT                      CA        94538       SFD         8.000       7.000        $ 2,024.90       360
5830680       BEECHHURST                   NY        11357       SFD         8.500       7.000        $ 2,960.32       360
5830706       VALLEY SPRINGS               CA        95252       SFD         8.375       7.000        $   638.46       360
5830714       STEAMBOAT SPRINGS            CO        80477       SFD         9.000       7.000        $ 2,534.57       360
5830721       NEPTUNE CITY                 NJ        07735       LCO         9.750       7.000        $   859.16       360
5830736       CORONA                       CA        92880       SFD         8.750       7.000        $ 2,173.27       360
5830750       FREDERICK                    MD        21704       SFD         7.875       7.000        $ 2,148.02       360
5830797       AMBLER                       PA        19002       SFD         8.500       7.000        $ 2,952.63       360
5830798       POTOMAC FALLS                VA        20165       SFD         8.375       7.000        $ 3,040.29       360
5830943       TRACY                        CA        95376       SFD         8.500       7.000        $ 2,132.20       360
5830986       MIAMI                        FL        33016       SFD         8.125       7.000        $ 2,227.49       360
5831429       MOUNT AIRY                   MD        21771       SFD         8.500       7.000        $ 2,202.94       360
5831444       MARINE ON SAINT CROIX        MN        55047       SFD         8.250       7.000        $ 2,817.26       360
5831471       KILAUEA                      HI        96754       SFD         8.375       7.000        $ 7,524.72       360
5831472       LINCOLN                      RI        02865       SFD         8.750       7.000        $ 2,828.97       360
5831858       KENNEBUNK                    ME        04043       SFD         8.875       7.000        $ 2,706.79       360
5832027       ORANGETOWN                   NY        10965       SFD         8.500       7.000        $ 2,478.98       360
5832083       GOLDEN                       CO        80401       SFD         8.250       7.000        $ 2,151.63       360
5832112       SOUTH BURLINGTON             VT        05403       SFD         8.000       7.000        $ 2,222.94       360
5832122       FLUSHING                     NY        11366       SFD         8.375       7.000        $ 2,698.26       360
5832130       SOUTH JORDAN                 UT        84095       SFD         8.500       7.000        $ 2,267.06       360
5832161       HOPEWELL JUNCTION            NY        12533       SFD         8.375       7.000        $ 2,223.25       360
5832252       EDINA                        MN        55424       SFD         8.250       7.000        $ 2,584.36       360
5832261       BROKEN ARROW                 OK        74011       SFD         8.375       7.000        $ 2,493.04       360
5832370       KIRKLAND                     WA        98034       SFD         8.375       7.000        $ 4,157.60       360
5832410       NORTHPORT                    NY        11768       SFD         8.375       7.000        $ 2,553.85       360
5832437       BATTLEGROUND                 WA        98604       SFD         8.250       7.000        $ 4,154.51       360
5832842       BERKELEY                     CA        94705       SFD         8.000       7.000        $ 2,480.12       360
5833029       SHELBY TWP                   MI        48316       SFD         8.625       7.000        $ 2,520.04       360
5833121       CAMPBELL                     CA        95008       SFD         8.375       7.000        $ 2,242.21       360
5833503       IRVINE                       CA        92602       SFD         8.125       7.000        $ 4,081.88       360
5833624       HUDSON                       WI        54016       SFD         8.125       7.000        $ 2,413.12       360
5833830       LOS ANGELES                  CA        90064       SFD         8.500       7.000        $ 2,537.41       360
5833925       NIPOMO                       CA        93444       SFD         8.500       7.000        $ 2,521.27       360
5833937       PROVO                        UT        84604       SFD         8.375       7.000        $ 2,249.81       360
5833997       NEW YORK                     NY        10016       HCO         8.000       7.000        $ 2,935.06       360
5834225       LONG GROVE                   IL        60047       SFD         9.000       7.000        $ 3,242.63       360
5834293       CARMEL                       IN        46032       SFD         8.125       7.000        $ 2,217.38       360
5834836       SAN JOSE                     CA        95129       SFD         8.375       7.000        $ 2,508.24       360
5834933       LUMBERTON                    NC        28358       SFD         8.750       7.000        $ 3,858.77       360
5835247       FOREST HILLS                 NY        11375       COP         8.625       7.000        $   466.67       360
5835737       KEYSTONE                     CO        80435       LCO         8.375       7.000        $   909.81       360
5836133       BRIGHTON                     CO        80602       SFD         8.500       7.000        $ 2,275.99       360
5836442       BALTIMORE                    MD        21208       SFD         8.375       7.000        $ 3,040.29       360
5836454       SEATTLE                      WA        98115       SFD         8.750       7.000        $ 2,674.78       360
5836623       BERNARDSVILLE                NJ        07924       SFD         8.125       7.000        $ 3,712.49       360
5836841       BARRINGTON                   IL        60010       SFD         8.375       7.000        $ 2,450.47       360
5837193       SAN JOSE                     CA        95124       SFD         7.750       7.000        $ 3,367.14       360
5837325       CHINO                        CA        91710       SFD         8.625       7.000        $ 2,420.48       360
5837326       CAYUCOS                      CA        93430       SFD         8.125       7.000        $ 2,969.99       360
5837360       DRAPER                       UT        84020       SFD         8.625       7.000        $ 2,660.04       360
5837536       SAN LEANDRO                  CA        94577       SFD         8.375       7.000        $ 2,204.21       360
5837577       POTOMAC FALLS                VA        20165       SFD         8.125       7.000        $ 2,493.31       360
5837727       BETHESDA                     MD        20817       SFD         8.250       7.000        $ 3,816.43       360
5837767       HUNTINGTON BEACH             CA        92648       SFD         8.000       7.000        $ 3,287.27       360
5837904       INCLINE VILLAGE              NV        89454       LCO         8.375       7.000        $ 2,158.61       360
5838314       PLYMOUTH                     MI        48170       LCO         8.375       7.000        $ 2,213.71       360
5838907       PACIFIC GROVE                CA        93950       SFD         8.375       7.000        $ 3,253.11       360
5838940       TEANECK                      NJ        07666       SFD         8.375       7.000        $ 3,557.14       360
5839366       MARLBORO                     MA        01752       SFD         7.750       7.000        $ 2,364.17       360
5839537       LAS VEGAS                    NV        89145       SFD         8.875       7.000        $ 2,439.45       360
5839552       COSTA MESA                   CA        92626       SFD         8.750       7.000        $ 2,234.23       360
5840219       ASHBURN                      VA        20147       SFD         7.750       7.000        $ 2,865.65       360
5840360       OXNARD                       CA        93035       SFD         8.500       7.000        $ 2,583.55       360
5841009       SANTA CLARA                  CA        95050       SFD         8.125       7.000        $ 2,598.75       360
5841206       RIDGEWOOD                    NJ        07450       SFD         8.125       7.000        $ 2,424.26       360
5841294       SAINT JAMES                  NY        11780       SFD         8.750       7.000        $ 3,146.80       360
5841611       KENNESAW                     GA        30152       SFD         8.000       7.000        $ 2,186.49       360
5841722       MORRIS                       NJ        07960       SFD         8.250       7.000        $ 2,374.00       360
5841772       WEST LINN                    OR        97068       SFD         8.125       7.000        $ 2,171.80       360
5842114       EDGEWATER                    MD        21037       SFD         7.625       7.000        $ 2,860.90       360
5842227       NEWARK                       CA        94560       SFD         8.375       7.000        $ 2,432.23       360
5842347       GRANT                        MN        55082       SFD         8.000       7.000        $ 3,257.91       360
5842902       OLATHE                       KS        66061       SFD         8.500       7.000        $ 2,222.16       360
5843138       AURORA                       CO        80016       SFD         8.125       7.000        $ 2,851.19       360
5843568       WHEATON                      IL        60187       SFD         9.125       7.000        $ 2,310.72       360
5843650       SANTA FE                     NM        87505       SFD         8.500       7.000        $ 2,352.88       360
5843661       WEST LINN                    OR        97068       SFD         8.000       7.000        $ 2,360.43       360
5843690       DARIEN                       CT        06820       SFD         8.375       7.000        $ 2,470.23       360
5843855       WASHINGTON                   DC        20007       SFD         8.375       7.000        $ 2,523.44       360
5843892       HIGHLANDS RANCH              CO        80126       SFD         8.375       7.000        $ 2,401.83       360
5844217       DESOTO                       TX        75115       SFD         8.250       7.000        $ 2,133.60       360
5844508       FORT LAUDERDALE              FL        33316       SFD         8.500       7.000        $ 3,736.92       360
5844602       SAN DIEGO                    CA        92129       SFD         8.250       7.000        $ 2,216.24       360
5844609       TORRANCE                     CA        90503       LCO         8.500       7.000        $ 2,283.68       360
5844844       HARRISON TOWNSHIP            MI        48045       SFD         8.625       7.000        $   700.02       360
5844969       GERMANTOWN                   MD        20874       SFD         8.625       7.000        $ 2,130.75       360
5845038       EDINA                        MN        55436       SFD         8.750       7.000        $ 2,241.31       360
5845415       ROCHESTER                    MN        55901       SFD         8.000       7.000        $ 4,365.90       360
5845446       AURORA                       CO        80016       SFD         8.000       7.000        $ 2,111.04       360
5845450       WOODSTOCK                    MD        21163       SFD         7.875       7.000        $ 2,117.20       360
5845463       ALISO VIEJO                  CA        92656       SFD         8.500       7.000        $ 2,022.24       360
5845470       LA CANADA FLINTRIDGE         CA        91011       SFD         8.375       7.000        $ 7,593.13       360
5845546       LAGUNA NIGUEL                CA        92677       SFD         7.875       7.000        $ 4,694.10       360
5845786       GLENDALE                     CA        91207       SFD         8.250       7.000        $ 2,530.27       360
5845897       WEST HOLLYWOOD               CA        90048       SFD         7.875       7.000        $ 2,175.21       360
5845948       GLENVIEW                     IL        60025       SFD         9.000       7.000        $ 2,490.31       360
5846247       NEWPORT BEACH                CA        92660       SFD         8.500       7.000        $ 2,214.47       360
5846281       FULLERTON                    CA        92835       SFD         8.125       7.000        $ 3,266.99       360
5846290       SAN RAMON                    CA        94583       SFD         8.625       7.000        $ 2,488.93       360
5846423       MOORPARK                     CA        93021       SFD         8.625       7.000        $ 2,457.82       360
5846486       LOS ALAMITOS                 CA        92720       SFD         8.375       7.000        $ 2,462.63       360
5846569       IRVINE                       CA        92620       SFD         8.125       7.000        $ 2,569.04       360
5846645       PLYMOUTH                     MN        55441       SFD         8.000       7.000        $ 2,338.88       360
5847056       ATLANTA                      GA        30307       SFD         8.000       7.000        $ 2,614.04       360
5847251       PHILADELPHIA                 PA        19103       SFD         8.250       7.000        $ 2,253.80       360
5847297       CHARLOTTE                    NC        28209       SFD         8.125       7.000        $ 2,858.62       360
5847321       EL DORADO HILLS              CA        95762       SFD         8.125       7.000        $ 2,109.06       360
5847423       WAYZATA                      MN        55391       SFD         8.375       7.000        $ 2,257.42       360
5847434       HOLLIS HILL                  NY        11364       SFD         7.750       7.000        $ 2,507.45       360
5847438       DALLAS                       TX        75225       SFD         7.875       7.000        $ 2,276.72       360
5847443       LUDLOW                       VT        05149       LCO         8.875       7.000        $ 3,978.23       360
5847596       LONG BEACH                   CA        90815       SFD         7.875       7.000        $ 2,254.97       360
5847842       ASHBURN                      VA        20147       SFD         8.625       7.000        $ 2,367.98       360
5848281       EDGEWATER                    MD        21037       SFD         8.125       7.000        $ 2,560.13       360
5848535       NEW YORK                     NY        10021       HCO         8.125       7.000        $ 4,222.96       360
5848798       BRYN MAWR                    PA        19010       SFD         7.875       7.000        $ 2,261.64       360
5848934       ST CHARLES                   MO        63301       SFD         8.750       7.000        $ 2,198.74       360
5848944       OMAHA                        NE        68124       SFD         8.375       7.000        $ 2,602.49       360
5849083       PELHAM                       NY        10803       SFD         7.625       7.000        $ 4,015.32       360
5849159       LOS ANGELES                  CA        90066       SFD         8.000       7.000        $ 4,989.60       360
5849266       CLIFTON                      VA        20124       SFD         7.875       7.000        $ 6,126.84       360
5849483       DALLAS                       TX        75214       SFD         8.375       7.000        $ 2,527.24       360
5849522       HIGHLAND                     MD        20777       SFD         7.875       7.000        $ 2,149.84       360
5849804       MOORPARK                     CA        93021       SFD         7.875       7.000        $ 2,932.91       360
5850295       DANVILLE                     CA        94506       SFD         8.625       7.000        $ 3,305.61       360
5850358       MT KISCO                     NY        10549       SFD         8.125       7.000        $ 2,375.99       360
5850477       KANSAS CITY                  MO        64112       SFD         8.125       7.000        $ 2,572.76       360
5850533       PANAMA CITY BEACH            FL        32408       HCO         8.250       7.000        $ 2,141.11       360
5850696       BLOOMFIELD TWP               MI        48301       SFD         8.250       7.000        $ 2,839.79       360
5851201       DALLAS                       TX        75205       SFD         8.250       7.000        $ 4,249.16       360
5851463       ALISO VIEJO AREA             CA        92656       SFD         8.500       7.000        $ 2,906.50       360
5851494       EUGENE                       OR        97405       SFD         8.000       7.000        $   587.02       360
5851504       WEST HARRISON                NY        10604       SFD         8.250       7.000        $ 2,569.33       360
5851575       PASADENA                     CA        91105       SFD         7.750       7.000        $ 2,829.83       360
5851913       EMERYVILLE                   CA        94608       HCO         8.125       7.000        $ 1,951.28       360
5852042       MCLEAN                       VA        22102       SFD         7.750       7.000        $ 3,438.78       360
5852547       SUFFERN                      NY        10901       SFD         8.625       7.000        $ 2,527.82       360
5852780       URBANDALE                    IA        50322       SFD         7.750       7.000        $ 2,328.34       360
5853170       HIGHLAND PARK                TX        75205       SFD         7.875       7.000        $ 4,712.95       360
5853223       TENAFLY                      NJ        07670       SFD         8.500       7.000        $ 4,090.62       360
5853399       SAN JOSE                     CA        95124       SFD         7.750       7.000        $ 2,149.24       360
5853721       LUMBERTON                    NJ        08048       SFD         7.750       7.000        $ 2,298.25       360
5853861       MANORVILLE                   NY        11949       SFD         8.375       7.000        $ 2,280.22       360
5854084       BELLEROSE                    NY        11426       COP         8.750       7.000        $   446.06       360
5854119       NORTH POTOMAC                MD        20878       SFD         7.750       7.000        $ 2,865.65       360
5854277       MASSAPEQUA                   NY        11758       SFD         8.125       7.000        $ 2,116.12       360
5854283       NANTUCKET                    MA        02554       SFD         8.125       7.000        $ 3,461.53       360
5854353       PLEASANTON                   CA        94588       SFD         7.875       7.000        $ 2,175.21       360
5854356       ATLANTA                      GA        30306       SFD         7.875       7.000        $ 2,939.72       360
5854654       LAMBERTVILLE                 NJ        08530       SFD         8.250       7.000        $ 2,535.53       360
5854954       SUPERIOR                     WI        54880       LCO         7.875       7.000        $ 3,262.82       360
5855034       MORGAN HILL                  CA        95037       SFD         7.875       7.000        $ 3,204.08       360
5855063       LOS GATOS                    CA        95032       SFD         8.875       7.000        $ 3,103.02       360
5855154       WESTERVILLE                  OH        43082       SFD         8.250       7.000        $ 2,223.00       360
5855280       SAN JOSE                     CA        95124       SFD         7.875       7.000        $ 3,161.31       360
5855453       LAGUNA NIGUEL                CA        92677       SFD         7.875       7.000        $ 5,836.81       360
5855627       GAITHERSBURG                 MD        20882       SFD         8.000       7.000        $ 2,142.60       360
5855725       WEST LINN                    OR        97068       SFD         7.875       7.000        $   674.31       360
5855740       PETALUMA                     CA        94952       SFD         7.875       7.000        $ 4,067.64       360
5855824       MISSION VIEJO                CA        92691       SFD         7.875       7.000        $ 2,030.19       360
5855908       CHASKA                       MN        55318       SFD         8.250       7.000        $ 3,059.16       360
5856007       RANCHO PALOS VERDES          CA        90275       SFD         8.500       7.000        $ 3,487.79       360
5856018       DEARBORN HEIGHTS             MI        48127       SFD         8.250       7.000        $ 2,096.04       360
5856277       TORRANCE                     CA        90505       SFD         7.875       7.000        $ 2,138.96       360
5856490       FAIR OAKS                    CA        95628       SFD         8.375       7.000        $ 3,754.76       360
5856951       PLEASANTON                   CA        94566       SFD         8.375       7.000        $ 2,994.68       360
5856959       EL CERRITO                   CA        94530       SFD         7.875       7.000        $ 2,157.08       360
5857127       PARTON                       MD        21120       SFD         8.125       7.000        $ 2,376.00       360
5857275       POTOMAC                      MD        20854       SFD         7.750       7.000        $ 3,223.86       360
5857358       FREDERICK                    MD        21701       PUD         8.000       7.000        $ 2,060.41       360
5857360       MATTAPOISETT                 MA        02739       SFD         8.125       7.000        $   704.94       240
5857363       PETALUMA                     CA        94954       SFD         8.500       7.000        $ 2,183.71       360
5857465       DEL MAR                      CA        92014       LCO         8.000       7.000        $ 2,142.59       360
5857488       SARASOTA                     FL        34241       SFD         8.500       7.000        $ 2,311.35       360
5857753       BEVERLY HILLS                CA        90210       SFD         8.875       7.000        $ 4,443.68       360
5857896       GOLETA                       CA        93117       SFD         8.375       7.000        $ 2,519.64       360
5858004       OKLAHOMA CITY                OK        73013       SFD         8.250       7.000        $ 2,517.87       360
5858371       CHATTANOOGA                  TN        37405       SFD         8.125       7.000        $ 2,832.63       360
5858492       FALMOUTH                     ME        04105       SFD         8.250       7.000        $ 2,253.80       360
5858637       PALO ALTO                    CA        94301       SFD         8.500       7.000        $ 7,689.14       360
5858987       CHESTER SPRINGS              PA        19425       SFD         8.125       7.000        $ 2,969.99       360
5859111       CLARKSVILLE                  MD        21029       SFD         8.000       7.000        $ 2,384.73       360
5859213       CLIFTON                      VA        20124       SFD         8.250       7.000        $ 2,345.83       360
5859371       DAVENPORT                    CA        95017       SFD         8.875       7.000        $ 1,639.03       360
5859383       ORANGE                       CA        92869       SFD         7.875       7.000        $ 2,175.21       360
5859397       ALEXANDRIA                   VA        22307       SFD         8.750       7.000        $ 2,501.71       360
5859465       HUNTINGTON BEACH             CA        92648       SFD         7.875       7.000        $ 3,603.60       360
5859478       MALIBU                       CA        90265       SFD         8.500       7.000        $ 4,997.94       360
5859521       WOODBURY                     NY        11797       SFD         8.125       7.000        $ 2,227.50       360
5859594       BENICIA                      CA        94510       SFD         8.625       7.000        $ 2,759.60       360
5859888       SPRINGFIELD                  VA        22153       SFD         8.125       7.000        $ 2,376.00       360
5859948       LINCOLN                      NE        68520       SFD         8.125       7.000        $ 4,826.23       360
5859979       HARRISON TOWNSHIP            NJ        08062       SFD         7.625       7.000        $ 2,096.49       360
5860052       LOS ANGELES                  CA        90048       SFD         8.375       7.000        $ 3,295.67       360
5860106       ANN ARBOR                    MI        48103       SFD         7.750       7.000        $ 2,875.68       360
5860230       TAMPA                        FL        33613       SFD         8.375       7.000        $ 4,560.43       360
5860238       CHICAGO                      IL        60607       HCO         8.250       7.000        $ 2,300.00       360
5860260       COLUMBUS                     GA        31904       SFD         8.250       7.000        $ 3,380.70       360
5860295       CHICAGO                      IL        60614       LCO         8.375       7.000        $ 2,668.61       360
5860306       TAKOMA PARK                  MD        20912       SFD         8.125       7.000        $ 2,672.99       360
5860318       KENNESAW                     GA        30144       SFD         8.250       7.000        $ 2,283.85       360
5860330       CHICAGO                      IL        60610       HCO         8.375       7.000        $ 2,735.12       360
5860332       PRINCETON                    NJ        08540       SFD         8.000       7.000        $ 3,632.14       360
5860333       LITTLETON                    CO        80123       LCO         8.250       7.000        $   961.62       360
5860353       SOUTH NAPLES                 FL        34102       SFD         8.500       7.000        $ 3,075.65       360
5860436       SAN JOSE                     CA        95117       SFD         8.375       7.000        $ 2,888.28       360
5860452       FREMONT                      CA        94539       SFD         8.375       7.000        $ 3,990.38       360
5860489       TEMPLE CITY                  CA        91780       SFD         8.375       7.000        $ 2,675.46       360
5860497       MEMPHIS                      TN        38125       SFD         8.250       7.000        $ 2,944.97       360
5860581       EAST HAMPTON                 NY        11937       SFD         7.750       7.000        $ 3,582.07       360
5861078       LIVERMORE                    CA        94550       SFD         8.500       7.000        $ 2,288.29       360
5861136       SHAWNEE                      KS        66216       SFD         8.500       7.000        $ 4,997.55       360
5861153       SAN DIEGO                    CA        92128       SFD         7.625       7.000        $ 2,052.61       360
5861187       RALEIGH                      NC        27608       SFD         8.250       7.000        $ 4,447.50       360
5861297       MARRIOTTSVILLE               MD        21104       SFD         8.125       7.000        $ 2,524.50       360
5861438       HEATH                        TX        75032       SFD         8.250       7.000        $ 3,756.33       360
5861454       MOUNT VERNON                 NY        10552       SFD         8.500       7.000        $ 2,168.34       360
5861815       SAN CLEMENTE                 CA        92672       LCO         7.750       7.000        $ 2,507.44       360
5861826       AUSTIN                       TX        78730       SFD         7.875       7.000        $ 3,203.00       360
5862068       MENDHAM                      NJ        07945       SFD         7.875       7.000        $ 2,283.97       360
5862088       BOWIE                        MD        20721       SFD         8.625       7.000        $ 3,041.16       360
5862110       SAN JOSE                     CA        95123       SFD         8.750       7.000        $ 2,743.62       360
5862128       EL DORADO HILLS              CA        95762       SFD         7.875       7.000        $ 3,625.35       360
5862135       LOS ANGELES                  CA        91601       SFD         8.375       7.000        $ 2,146.44       360
5862232       SAN DIEGO                    CA        92130       SFD         8.625       7.000        $ 3,509.39       360
5862273       BELMONT                      MA        02478       SFD         8.500       7.000        $ 2,860.36       360
5862343       LEAWOOD                      KS        66211       SFD         8.375       7.000        $ 2,331.91       360
5862449       NOVATO                       CA        94947       SFD         8.625       7.000        $ 3,266.72       360
5862466       MONROVIA                     CA        91016       SFD         8.375       7.000        $ 2,958.97       360
5862495       SAN JOSE                     CA        95125       SFD         8.125       7.000        $ 2,975.93       360
5862528       CAVE CREEK                   AZ        85331       SFD         8.250       7.000        $ 3,712.01       360
5862538       COLLIERVILLE                 TN        38017       SFD         8.250       7.000        $ 2,441.62       360
5862544       MONTEREY PARK                CA        91755       LCO         7.875       7.000        $ 2,153.46       360
5862570       ORANGE                       CA        92867       SFD         8.375       7.000        $ 2,654.94       360
5862589       LONG BEACH TOWNSHIP          NJ        08008       SFD         8.625       7.000        $ 2,831.16       360
5862707       IRVINE                       CA        92604       LCO         8.250       7.000        $ 2,133.60       360
5862798       MONROE TOWNSHIP              NJ        08003       SFD         7.625       7.000        $ 2,141.08       360
5862857       BELLEVUE                     WA        98006       SFD         8.500       7.000        $ 2,595.08       360
5862861       CHESTER                      NJ        07930       SFD         8.000       7.000        $ 6,312.58       360
5862882       DALLAS                       TX        75230       SFD         8.125       7.000        $ 2,993.75       360
5862899       ST PAUL                      MN        55105       SFD         8.375       7.000        $ 2,553.85       360
5862900       CLARKSVILLE                  MD        21029       SFD         8.375       7.000        $ 2,099.32       360
5862905       AUSTIN                       TX        78731       SFD         8.250       7.000        $ 2,892.38       360
5862911       LUTHERVILLE-TIMONIUM         MD        21093       SFD         8.375       7.000        $ 2,523.44       360
5862934       PLYMOUTH                     MN        55447       SFD         8.125       7.000        $ 2,925.44       360
5862949       TOWNSHIP OF CLINTON          NJ        08801       SFD         7.625       7.000        $ 2,123.39       360
5862967       LOS ANGELES                  CA        90049       LCO         8.125       7.000        $ 4,009.49       360
5862968       ATLANTA                      GA        30327       SFD         8.375       7.000        $ 3,830.77       360
5862983       WINDHAM                      NH        03087       SFD         8.500       7.000        $ 3,075.66       360
5862998       SEVERNA PARK                 MD        21146       SFD         8.000       7.000        $ 3,081.81       360
5863013       HERMOSA BEACH                CA        90254       SFD         8.250       7.000        $ 2,253.80       360
5863022       HARDING TOWNSHIP             NJ        07940       SFD         8.250       7.000        $ 3,756.34       360
5863035       PHILADELPHIA                 PA        19103       SFD         8.625       7.000        $ 2,566.71       360
5863048       MONTEREY PARK                CA        91755       LCO         7.875       7.000        $ 2,153.46       360
5863064       FAIRFIELD                    CA        94533       SFD         8.125       7.000        $ 3,498.65       360
5863072       MEDIA                        PA        19063       SFD         8.625       7.000        $ 2,177.81       360
5863112       AMES                         NE        68621       SFD         8.500       7.000        $ 3,010.30       360
5863122       MARIETTA                     GA        30066       SFD         8.125       7.000        $ 2,349.26       360
5863126       DOVER TOWNSHIP               NJ        08753       SFD         8.750       7.000        $ 2,541.83       360
5863130       MANHATTAN BEACH              CA        90266       SFD         8.250       7.000        $ 3,966.69       360
5863131       HYDE PARK                    UT        84318       SFD         8.625       7.000        $ 2,613.38       360
5863132       CHESTERFIELD                 MO        63005       SFD         8.375       7.000        $ 3,572.34       360
5863142       HIGHLANDS RANCH              CO        80126       SFD         8.000       7.000        $ 2,098.57       360
5863150       MONUMENT                     CO        80132       SFD         8.125       7.000        $ 2,465.10       360
5863161       SUDBURY                      MA        01776       SFD         8.000       7.000        $ 3,155.19       360
5863178       MORGAN HILL                  CA        95037       SFD         7.875       7.000        $ 4,002.39       360
5863257       SOUTH RIDING                 VA        20152       SFD         8.000       7.000        $ 2,323.10       360
5863345       CHARLOTTESVILLE              VA        22911       SFD         7.625       7.000        $ 4,246.77       360
5863397       LOS GATOS                    CA        95032       SFD         7.500       7.000        $ 3,859.67       360
5863512       MELVILLE                     NY        11747       PUD         8.500       7.000        $ 2,768.09       360
5863526       WOODLAND                     MN        55391       SFD         7.500       7.000        $ 2,517.18       360
5863573       BURKE                        VA        22152       SFD         7.875       7.000        $ 2,610.25       360
5863631       EAST PORT                    MI        49627       SFD         8.125       7.000        $ 2,494.79       360
5864093       HILLSBOROUGH                 NC        27278       SFD         8.250       7.000        $ 2,194.64       360
5864165       SAN MARINO                   CA        91108       SFD         7.750       7.000        $ 2,794.01       360
5864226       MAYNARD                      MA        01754       SFD         8.375       7.000        $ 2,128.20       360
5864270       MILL CREEK                   WA        98012       SFD         8.375       7.000        $ 2,291.62       360
5864283       DEDHAM                       MA        02026       SFD         8.375       7.000        $ 2,708.90       360
5864294       MINNEAPOLIS                  MN        55403       SFD         8.125       7.000        $ 4,083.74       360
5864303       SCOTTSDALE                   AZ        85259       SFD         8.000       7.000        $ 3,081.82       360
5864368       DENVER                       CO        80209       SFD         8.500       7.000        $ 2,283.68       360
5864385       LAFAYETTE                    CO        80026       SFD         8.375       7.000        $ 2,583.49       360
5864392       HEATH                        TX        75032       SFD         8.375       7.000        $ 3,040.29       360
5864406       JUPITER                      FL        33469       SFD         8.375       7.000        $ 4,940.47       360
5864430       KIRKLAND                     WA        98033       LCO         8.000       7.000        $ 4,109.08       360
5864433       PINE                         CO        80470       SFD         8.000       7.000        $ 2,430.23       360
5864443       WHITTIER                     CA        90603       SFD         7.875       7.000        $ 2,537.75       360
5864447       ANNAPOLIS                    MD        21401       SFD         8.750       7.000        $ 2,366.39       360
5864463       RICHMOND                     VA        23233       SFD         8.375       7.000        $ 2,486.58       360
5864477       PHOENIX                      AZ        85028       SFD         8.375       7.000        $ 3,405.12       360
5864485       MAPLE GROVE                  MN        55311       SFD         8.625       7.000        $ 2,333.37       360
5864494       SEATTLE                      WA        98102       SFD         7.875       7.000        $ 2,066.45       360
5864514       LAKE BARRINGTON              IL        60010       SFD         8.625       7.000        $ 3,888.95       360
5864530       PALM DESERT                  CA        92211       SFD         7.750       7.000        $ 3,195.20       360
5864583       EAST BRUNSWICK               NJ        08816       SFD         8.875       7.000        $ 2,386.94       360
5864591       LAS VEGAS                    NV        89147       SFD         8.250       7.000        $ 2,743.63       360
5864606       ELLICOTT CITY                MD        21043       PUD         8.500       7.000        $ 2,269.83       360
5864617       HUNTINGTON WOODS             MI        48070       SFD         8.250       7.000        $ 2,494.96       360
5864628       MINNEAPOLIS                  MN        55405       SFD         8.250       7.000        $ 2,530.27       360
5864629       FARIBAULT                    MN        55021       SFD         7.875       7.000        $ 2,915.51       360
5864642       ARVADA                       CO        80005       SFD         8.250       7.000        $ 2,208.73       360
5864673       LAS VEGAS                    NV        89113       SFD         8.125       7.000        $ 2,600.25       240
5864679       CASTLE ROCK                  CO        80104       SFD         8.500       7.000        $ 3,844.57       360
5864683       OAKTON                       VA        22124       SFD         8.250       7.000        $ 4,883.24       360
5864684       GERMANTOWN                   TN        38139       SFD         7.750       7.000        $ 2,422.19       360
5864687       MUNDELEIN                    IL        60060       SFD         8.500       7.000        $ 2,702.74       360
5864688       READING                      MA        01867       SFD         7.875       7.000        $ 2,407.23       360
5864693       GREEN BROOK                  NJ        08812       SFD         8.375       7.000        $ 3,788.21       360
5864694       HEATH                        TX        75032       SFD         8.000       7.000        $ 2,935.06       360
5864700       GYPSUM                       CO        81637       SFD         8.125       7.000        $ 2,286.89       360
5864705       MEDFIELD                     MA        02052       SFD         7.875       7.000        $ 2,169.77       360
5864714       DILLON                       CO        80435       PUD         7.875       7.000        $ 2,389.83       360
5864730       CHARLOTTE                    NC        28226       SFD         8.125       7.000        $ 2,200.76       360
5864770       ROLESVILLE                   NC        27571       SFD         8.000       7.000        $ 3,991.68       360
5864810       GLENDALE                     AZ        85306       SFD         8.375       7.000        $ 4,864.46       360
5864821       HAYWARD                      CA        94542       SFD         7.875       7.000        $ 2,530.49       360
5864826       NEW YORK                     NY        10069       HCO         8.000       7.000        $ 3,793.86       360
5864839       GRAND PRAIRIE                TX        75104       SFD         7.625       7.000        $ 2,477.28       360
5864846       TEMPE                        AZ        85284       SFD         8.125       7.000        $ 3,719.92       360
5864870       HORACE                       ND        58047       SFD         8.000       7.000        $ 2,348.05       360
5864876       NEWBURY                      MA        01951       SFD         8.250       7.000        $ 2,764.66       360
5864885       ORANGE PARK                  FL        32073       SFD         8.250       7.000        $ 3,303.68       360
5864893       SUWANEE                      GA        30024       SFD         8.250       7.000        $ 2,583.61       360
5864895       GLENDALE                     AZ        85310       SFD         7.875       7.000        $ 2,099.80       360
5864898       NORTH SALT LAKE              UT        84054       SFD         7.875       7.000        $ 2,864.02       360
5864901       PELL CITY                    AL        35128       SFD         8.125       7.000        $ 3,304.12       360
5864932       WINDERMERE                   FL        34786       SFD         8.250       7.000        $ 2,629.43       360
5864941       BARRINGTON                   IL        60010       SFD         9.125       7.000        $ 4,165.80       360
5864946       MONTVILLE                    NJ        07045       SFD         8.375       7.000        $ 3,686.36       360
5864970       STILLWATER                   MN        55082       SFD         8.000       7.000        $ 2,421.42       360
5865109       GERMANTOWN                   MD        20874       SFD         8.125       7.000        $ 2,200.77       360
5865579       COUNCIL BLUFFS               IA        51503       SFD         7.875       7.000        $ 2,171.59       360
5866236       LOS ALTOS                    CA        94024       SFD         7.625       7.000        $ 3,008.13       360
5866812       TOWNSHIP OF WEST BLOOMFIE    MI        48323       SFD         8.500       7.000        $ 3,075.66       360
5866856       OKLAHOMA CITY                OK        73013       SFD         8.125       7.000        $ 2,583.89       360
5867104       BOSTON                       MA        02118       LCO         7.625       7.000        $ 3,538.97       360
5867339       LOWER MAKEFIELD              PA        18940       SFD         7.750       7.000        $ 2,686.55       360
5867393       GREAT FALLS                  VA        22066       SFD         8.125       7.000        $ 3,489.74       360
5867457       MILLSTONE                    NJ        07726       SFD         8.125       7.000        $ 2,638.83       360
5867511       SANTA ANA                    CA        92705       SFD         7.875       7.000        $ 7,250.70       360
5867991       APTOS                        CA        95003       SFD         8.125       7.000        $ 2,338.87       360
5868044       ERWINNA                      PA        18920       SFD         8.250       7.000        $ 2,629.43       360
5868109       RENO                         NV        89511       SFD         7.875       7.000        $ 3,886.38       360
5868676       SUNNYVALE                    CA        94087       SFD         7.875       7.000        $ 3,262.82       360
5868808       BOULDER                      CO        80302       SFD         8.000       7.000        $ 2,568.18       360
5869508       SAN LUIS OBISPO              CA        93401       SFD         8.125       7.000        $ 2,483.65       360
5869832       OAKLAND                      NJ        07436       SFD         8.375       7.000        $ 2,227.02       360
5870236       BURLINGAME                   CA        94010       SFD         7.500       7.000        $ 3,670.88       360
5870238       BOISE                        ID        83706       SFD         8.375       7.000        $ 2,249.82       360
5870278       LOS ANGELES                  CA        90034       SFD         8.125       7.000        $ 2,108.69       360
5870332       APTOS                        CA        95003       SFD         7.750       7.000        $ 2,163.57       360
5870367       DENVER                       CO        80206       SFD         7.875       7.000        $ 3,596.34       360
5870382       LOS GATOS                    CA        95032       SFD         7.875       7.000        $ 3,117.80       360
5870563       HERNDON                      VA        20171       SFD         8.125       7.000        $ 2,791.20       360
5870766       BURLINGTON                   MA        01803       SFD         8.125       7.000        $ 2,821.49       360
5870974       SAN RAFAEL                   CA        94903       SFD         7.875       7.000        $ 3,262.81       360
5871062       SALT LAKE CITY               UT        84105       SFD         8.125       7.000        $ 2,132.46       360
5871253       SUPERIOR                     CO        80027       SFD         7.875       7.000        $ 2,250.62       360
5871628       HUNTINGTON                   NY        11743       SFD         8.125       7.000        $ 2,229.72       360
5871929       PARK CITY                    UT        84060       SFD         7.875       7.000        $ 2,447.11       360
5871939       SALINE                       MI        48176       SFD         7.875       7.000        $ 2,639.25       360
5873082       MILPITAS                     CA        95035       SFD         8.000       7.000        $ 3,528.92       360
5873379       AVENTURA                     FL        33180       HCO         8.250       7.000        $ 3,005.07       360
5873393       SUNNYVALE                    CA        94086       LCO         8.000       7.000        $ 2,823.53       360
5873531       BERNARDS TOWNSHIP            NJ        07920       SFD         8.250       7.000        $ 2,253.80       360
5873940       SAN JOSE                     CA        95132       SFD         8.375       7.000        $ 2,622.25       360
5874117       ISLAMORADA                   FL        33036       SFD         7.875       7.000        $ 4,712.96       360
5874120       SANTA CRUZ                   CA        95060       SFD         7.875       7.000        $ 2,537.74       360
5874167       FAIR OAKS                    CA        95628       SFD         8.125       7.000        $ 2,264.62       360
5874861       LAGUNA NIGUEL                CA        92677       SFD         8.500       7.000        $ 7,677.61       360
5875135       LONG BEACH                   CA        90815       SFD         7.875       7.000        $ 4,712.95       360
5875143       SAN JOSE                     CA        95119       SFD         8.250       7.000        $ 3,455.83       360
5875160       IDYLLWILD                    CA        92549       SFD         7.875       7.000        $ 2,088.20       360
5875171       OAKLEY                       CA        94561       SFD         8.000       7.000        $ 2,296.68       360
5875686       SAN RAMON                    CA        94583       SFD         8.000       7.000        $ 2,690.35       360
5875749       YORK                         PA        17403       SFD         8.500       7.000        $ 3,381.72       357
5876234       TULSA                        OK        74137       SFD         8.250       7.000        $ 3,480.24       360
5876266       TIGARD                       OR        97223       SFD         7.875       7.000        $ 2,059.20       360
5876398       GRANITE BAY                  CA        95746       SFD         7.875       7.000        $ 2,849.52       360
5876677       WILTON                       CT        06897       SFD         7.750       7.000        $ 3,582.06       360
5876823       SUGAR GROVE                  IL        60554       SFD         8.000       7.000        $ 2,091.23       360
5877086       WESTPORT                     CT        06880       SFD         8.125       7.000        $ 2,598.75       360
5877152       PAYSON                       UT        84651       SFD         7.875       7.000        $ 4,350.42       360
5877192       SOUTH PASADENA               CA        91030       SFD         7.875       7.000        $ 3,404.93       360
5877205       MILPITAS                     CA        95035       SFD         8.000       7.000        $ 2,751.62       360
5877263       GLENVIEW                     IL        60025       SFD         7.875       7.000        $ 3,335.32       360
5877306       SAN JOSE                     CA        95133       SFD         7.875       7.000        $ 3,115.77       360
5877420       EAST HILLS                   NY        11576       SFD         7.500       7.000        $ 2,097.64       360
5878085       BURR RIDGE                   IL        60521       SFD         8.375       7.000        $ 3,123.90       360
5878095       RANCHO MIRAGE                CA        92270       SFD         8.250       7.000        $ 2,073.50       360
5878112       PALM DESERT                  CA        92260       SFD         8.250       7.000        $ 3,155.32       360
5878299       ALPHARETTA                   GA        30004       SFD         8.000       7.000        $ 3,442.09       360
5878384       VINEYARD HAVEN               MA        02568       SFD         8.375       7.000        $ 2,584.25       360
5878796       CHEVY CHASE                  MD        20815       SFD         8.125       7.000        $ 4,640.61       360
5878849       NORTHBROOK                   IL        60062       SFD         8.750       7.000        $ 2,568.58       360
5878897       PRIOR LAKE                   MN        55372       SFD         7.875       7.000        $ 2,900.28       360
5879138       MAPLEWOOD                    NJ        07040       SFD         8.250       7.000        $ 2,629.44       360
5879148       SOUTH RIVER BOROUGH          NJ        08882       SFD         8.375       7.000        $ 2,363.83       360
5879216       STATEN ISLAND                NY        10304       SFD         7.375       7.000        $ 3,867.78       360
5879379       EAST GREENWICH               RI        02818       SFD         8.250       7.000        $ 2,854.81       360
5879455       MANHASSET HILLS              NY        11040       SFD         8.000       7.000        $ 2,678.24       360
5880175       BETHESDA                     MD        20817       SFD         8.125       7.000        $ 2,598.74       360
5880200       NEWTON                       MA        02459       SFD         7.875       7.000        $ 2,838.65       360
5880224       BOTHELL                      WA        98021       SFD         8.125       7.000        $ 2,227.49       360
7550126       PALATINE                     IL        60067       SFD         8.375       7.000        $ 3,780.45       360
7634987       AUSTIN                       TX        78759       SFD         8.250       7.000        $ 2,659.48       360
7701634       AVON                         CO        81620       SFD         8.125       7.000        $ 2,375.99       360
7728242       MAHWAH                       NJ        07430       SFD         8.375       7.000        $ 3,553.79       360
7794879       REHOBOTH BEACH               MN        55555       SFD         8.375       7.000        $ 3,040.29       355
7838288       MOHAVE VALLEY                AZ        86440       SFD         8.500       7.000        $ 2,508.01       240
7878410       NAGS HEAD                    NC        27959       SFD         8.375       7.000        $ 2,736.60       360
7933627       KELLER                       TX        76248       SFD         8.375       7.000        $ 2,439.51       360
7937556       COROLLA                      NC        27927       SFD         8.375       7.000        $ 3,223.21       360
7939623       SCOTTSDALE                   AZ        85259       SFD         8.375       7.000        $ 3,283.51       360
7971250       CASTLE ROCK                  CO        80104       SFD         8.250       7.000        $ 2,397.62       360
7981683       WORCESTER                    PA        19490       SFD         7.875       7.000        $ 3,262.81       360
7994457       BELGIUM                      WI        53004       SFD         8.375       7.000        $ 3,496.33       360
8008943       WILMINGTON                   DE        19808       SFD         8.625       7.000        $ 2,392.51       360
8016070       HOLDEN                       MA        01520       SFD         8.500       7.000        $ 2,437.23       360
8031073       MONROE                       NJ        08831       SFD         8.750       7.000        $ 2,360.10       360
8035793       COATESVILLE                  PA        19320       SFD         8.500       7.000        $ 2,420.54       360
8039375       MANSFIELD                    TX        76063       SFD         8.375       7.000        $ 2,432.23       360
8040823       RIDGWAY                      CO        81432       SFD         8.375       7.000        $ 3,352.40       360
8040999       DENVER                       CO        80207       SFD         8.375       7.000        $ 2,917.62       352
8054293       WILMETTE                     IL        60091       SFD         8.375       7.000        $ 2,401.98       360
8056169       SPRING BRANCH                TX        78070       SFD         8.625       7.000        $ 2,520.04       360
8063529       WATERFORD                    MI        48329       SFD         8.250       7.000        $ 2,310.14       360
8067174       ARLINGTON                    VA        22203       SFD         8.375       7.000        $ 2,182.93       360
8069899       WESTCLIFFE                   CO        81252       SFD         8.375       7.000        $ 2,538.64       360
8074153       FAIRFAX                      VA        22033       SFD         7.625       7.000        $ 3,537.91       360
8074823       MILLERSVILLE                 MD        21108       SFD         8.500       7.000        $ 2,670.44       360
8079423       LANDENBERG                   PA        19350       SFD         7.625       7.000        $ 2,199.36       360
8084666       ELKRIDGE                     MD        21075       SFD         8.125       7.000        $ 2,299.14       360
8087003       SUPERIOR                     CO        80027       SFD         8.375       7.000        $ 2,625.29       360
8087067       HENDERSON                    NV        89052       SFD         8.500       7.000        $ 3,075.65       360
8089729       WEST CHESTER                 PA        19382       SFD         7.625       7.000        $ 2,958.58       360
8096772       MEDFORD                      MA        02155       SFD         8.375       7.000        $ 2,128.20       360
8099140       HENDERSON                    NV        89052       SFD         8.500       7.000        $ 3,001.45       360
8099465       HENDERSON                    NV        89052       SFD         8.625       7.000        $ 2,981.71       360
8101918       LUBBOCK                      TX        79424       SFD         8.375       7.000        $ 2,055.22       360
8103100       HAYMARKET                    VA        20169       SFD         8.375       7.000        $ 2,413.88       360
8103266       FISHERS                      IN        46038       SFD         7.750       7.000        $ 2,149.24       360
8107059       SAN FRANCISCO                CA        94112       SFD         8.375       7.000        $ 3,892.06       360
8111594       LITCHFIELD                   AZ        85340       SFD         8.500       7.000        $ 2,707.34       360
8116269       FULTON                       MD        20759       SFD         8.250       7.000        $ 2,404.05       360
8128394       ROSEVILLE                    CA        95661       SFD         8.375       7.000        $ 2,584.25       360
8133243       THOUSAND OAKS                CA        91362       LCO         8.125       7.000        $ 2,586.86       360
8134817       HENDERSON                    NV        89052       SFD         7.875       7.000        $ 2,175.21       360
8135236       ELKRIDGE                     MD        21075       SFD         8.625       7.000        $ 2,581.10       360
8140317       FAIR OAKS RANCH              CA        91351       SFD         8.500       7.000        $ 2,170.64       360
8140318       OAK PARK                     CA        91377       SFD         8.250       7.000        $ 3,192.88       360
8161500       PITTSFORD                    NY        14534       SFD         8.375       7.000        $ 2,257.41       360
8165903       WALNUT CREEK                 CA        94598       SFD         8.375       7.000        $ 2,569.04       360
8166443       FAIRFIELD TWP.               NJ        07004       SFD         8.625       7.000        $ 2,411.15       360
8166692       ALEXANDRIA                   VA        22315       SFD         8.375       7.000        $ 2,612.35       360
8170356       BATAVIA                      IL        60510       SFD         8.500       7.000        $ 2,597.21       360
8172387       SOUTHAMPTON                  NY        11966       SFD         8.375       7.000        $ 2,249.81       360
8172860       OWINGS MILLS                 MD        21117       SFD         7.500       7.000        $ 3,496.07       360
8178666       LOUISVILLE                   KY        40201       SFD         8.375       7.000        $ 2,225.49       355
8183304       BOULDER                      CO        80304       SFD         8.375       7.000        $ 2,675.45       360
8184098       MERRITT ISLAND               FL        32952       SFD         8.375       7.000        $ 2,535.60       360
8184850       BOULDER                      CO        80302       SFD         8.375       7.000        $ 3,420.33       360
8191158       EDEN PRAIRIE                 MN        55346       SFD         8.375       7.000        $ 2,158.60       360
8191889       MONTCLAIR TWP                NJ        07042       SFD         8.375       7.000        $ 2,934.06       360
8193149       DELAFIELD                    WI        53072       LCO         8.375       7.000        $ 2,402.57       360
8193549       COROLLA                      NC        27927       SFD         8.375       7.000        $ 2,204.21       360
8194622       SACRAMENTO                   CA        95829       SFD         8.250       7.000        $ 2,253.80       360
8195312       ELLICOTT CITY                MD        21042       SFD         8.375       7.000        $ 2,341.02       360
8197650       WOODINVILLE                  WA        98072       SFD         8.375       7.000        $ 3,800.36       356
8198614       COLORADO SPRINGS             CO        80919       SFD         8.375       7.000        $ 2,663.86       360
8204890       SILVER SPRING                MD        20910       SFD         8.375       7.000        $ 2,401.83       360
8215195       DOYLESTOWN                   PA        18901       SFD         8.375       7.000        $ 3,344.32       360
8215395       WARREN                       NJ        07059       SFD         8.375       7.000        $ 2,660.25       360
8215420       BIRMINGHAM                   AL        35216       SFD         8.375       7.000        $ 3,591.34       360
8218614       SHEPHERDSTOWN                WV        25443       SFD         8.375       7.000        $ 2,280.64       360
8219645       ESCONDIDO                    CA        92027       SFD         7.625       7.000        $ 2,683.68       360
8229232       MONTVILLE TWP.               NJ        07045       SFD         8.375       7.000        $ 3,713.55       360
8235432       PHOENIXVILLE                 PA        19460       SFD         7.500       7.000        $ 2,097.64       360
8237658       FOOTHILL RANCH               CA        92610       SFD         8.375       7.000        $ 2,203.45       360
8240885       DEERWOOD                     MN        56444       SFD         8.375       7.000        $ 2,531.04       360
8244183       PALO ALTO                    CA        94303       LCO         8.625       7.000        $ 2,432.73       360
8248845       SUGARLAND                    TX        77479       SFD         8.500       7.000        $ 2,183.10       360
8253143       KERRVILLE                    TX        78028       SFD         8.625       7.000        $ 3,484.50       360
8255311       PEWAUKEE                     WI        53072       SFD         8.750       7.000        $ 2,201.97       360
8265629       ARLINGTON                    MA        02476       SFD         8.250       7.000        $ 4,258.33       360
8266142       SANTA CRUZ                   CA        95060       SFD         8.375       7.000        $ 2,404.87       360
8267081       HUGO                         MN        55082       SFD         8.500       7.000        $ 3,167.92       360
8273007       BISMARCK                     ND        58501       SFD         8.625       7.000        $ 2,397.15       360
8274432       WILTON                       CA        95683       SFD         8.500       7.000        $ 2,152.96       360
8275238       LAPORTE                      IN        46350       SFD         8.750       7.000        $ 2,832.12       360
8284396       PORTLAND                     OR        97266       SFD         8.500       7.000        $ 4,997.55       360
8285631       BRECKENRIDGE                 CO        80424       LCO         8.500       7.000        $ 2,774.24       360
8288846       EDINA                        MN        55436       SFD         8.000       7.000        $ 2,274.67       360
8291192       MONTROSE                     CO        81401       SFD         8.625       7.000        $ 2,271.15       360
8292063       SUMMIT                       NJ        07901       SFD         8.625       7.000        $ 2,240.03       360
8292108       THOUSAND OAKS                CA        91361       SFD         8.625       7.000        $ 2,784.49       360
8293395       NORTH POTOMAC                MD        20878       SFD         8.375       7.000        $ 2,612.75       360
8293878       THE WOODLANDS                TX        77381       SFD         8.000       7.000        $ 2,047.20       360
8297018       OCEAN CITY                   NJ        08226       LCO         8.750       7.000        $ 2,674.78       360
8297594       AROMAS                       CA        95004       SFD         8.375       7.000        $ 2,353.18       360
8298767       GLENWOOD SPRINGS             CO        81601       SFD         8.500       7.000        $ 2,498.97       360
8301953       LOS ANGELES                  CA        90731       SFD         8.625       7.000        $ 2,426.70       360
8302188       SAN JOSE                     CA        95132       SFD         8.500       7.000        $ 2,306.74       360
8302728       CARBONDALE                   CO        81623       SFD         8.375       7.000        $ 2,356.22       360
8307382       GULFPORT                     MS        39503       SFD         8.500       7.000        $ 2,214.47       360
8307760       GRAND RAPIDS                 MI        49525       LCO         8.250       7.000        $ 2,289.11       360
8308267       EVANSTON                     IL        60202       SFD         8.375       7.000        $ 2,280.22       360
8309335       LODI                         CA        95242       SFD         8.500       7.000        $ 2,741.95       360
8314637       MORAGA                       CA        94556       SFD         8.250       7.000        $ 3,780.37       360
8318216       FREMONT                      CA        94536       SFD         8.750       7.000        $ 2,753.45       360
8318312       SAN JOSE                     CA        95127       SFD         8.625       7.000        $ 2,722.26       360
8318439       SEATTLE                      WA        98166       SFD         8.375       7.000        $ 2,531.04       360
8322386       DAHINDA                      IL        61428       SFD         8.750       7.000        $ 2,289.30       360
8323369       OCEAN CITY                   NJ        08226       LCO         8.625       7.000        $ 2,800.04       360
8327650       SHOREVIEW                    MN        55126       SFD         8.375       7.000        $ 2,531.04       360
8328602       PORT JEFFERSON               NY        11777       SFD         8.750       7.000        $ 2,124.09       360
8333108       SPARKS                       NV        89436       SFD         8.375       7.000        $ 2,257.41       360
8336086       OMAHA                        NE        68135       SFD         8.375       7.000        $ 2,188.40       360
8346032       IRVINE                       CA        92612       SFD         8.375       7.000        $ 3,610.34       360
8352963       HORSHAM                      PA        19002       SFD         7.625       7.000        $ 2,293.25       360
8353862       MOORPARK                     CA        93021       SFD         7.625       7.000        $ 2,477.28       360
8359629       LAGUNA NIGUEL                CA        92677       SFD         7.625       7.000        $ 3,938.87       360
8381141       SAN FRANCISCO                CA        94107       LCO         7.375       7.000        $ 2,762.70       360

WFMBS
WFMBS 2001-03 EXHIBIT F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS (cont'd)


(i)            (viii)          (ix)              (x)        (xi)           (xii)           (xiii)      (xiv)           (xv)
--------      ----------       --------------    ------     ---------    ----------        --------    -----------    ------------
                               CUT-OFF
MORTGAGE      SCHEDULED        DATE                                      MORTGAGE                      MASTER         FIXED
LOAN          MATURITY         PRINCIPAL                                 INSURANCE         SERVICE     SERVICE        RETAINED
NUMBER        DATE             BALANCE           LTV        SUBSIDY      CODE              FEE         FEE            YIELD
--------      -----------      --------------    ------     ---------    ----------        --------    -----------    ------------
5067229       1-Nov-30         $   895,990.52     47.21                                     0.250        0.017         1.608
5106343       1-Aug-30         $   563,401.66     80.00                                     0.250        0.017         1.108
5108200       1-Dec-30         $   287,307.09     69.98                                     0.250        0.017         0.733
5110414       1-Jan-31         $   540,000.00     80.00                                     0.250        0.017         0.358
5113888       1-Dec-30         $   849,177.39     57.05                                     0.250        0.017         0.983
5119421       1-Dec-30         $   384,728.27     65.81                                     0.250        0.017         0.483
5132532       1-Oct-30         $   291,451.68     79.88                                     0.250        0.017         1.108
5159849       1-Dec-30         $   449,690.31     61.22     FX30YR                          0.250        0.017         0.608
5163270       1-Oct-30         $   278,426.19     89.98                     01              0.250        0.017         1.108
5165206       1-Jan-31         $   624,000.00     80.00                                     0.250        0.017         0.358
5721884       1-Jan-31         $   374,650.00     79.99                                     0.250        0.017         1.483
5726378       1-Nov-30         $   334,562.78     79.99                                     0.250        0.017         0.608
5738394       1-Jul-30         $   561,856.30     80.00                                     0.250        0.017         1.108
5739525       1-May-30         $   474,424.98     79.83                                     0.250        0.017         1.483
5739962       1-Aug-30         $   415,586.12     69.48                                     0.250        0.017         1.108
5740170       1-Jul-30         $   278,937.37     80.00                                     0.250        0.017         1.108
5740709       1-Aug-30         $   294,987.40     80.00                                     0.250        0.017         1.108
5741312       1-Dec-30         $   599,597.41     69.77                                     0.250        0.017         0.733
5744223       1-Jul-30         $   472,201.14     65.38                                     0.250        0.017         1.108
5745190       1-Aug-30         $   311,016.16     80.00                                     0.250        0.017         1.108
5745375       1-Dec-30         $   999,409.60     64.52                                     0.250        0.017         1.358
5746521       1-Jul-30         $   292,884.23     76.56                                     0.250        0.017         1.108
5746650       1-Jul-30         $   275,698.14     75.00                                     0.250        0.017         1.108
5748081       1-Aug-30         $   398,032.52     56.52                                     0.250        0.017         1.108
5749082       1-Jul-30         $   314,499.22     57.40                                     0.250        0.017         1.108
5750478       1-Sep-30         $    53,874.36     72.97                                     0.250        0.017         1.483
5755160       1-Aug-30         $   289,086.07     53.59                                     0.250        0.017         1.108
5755508       1-Dec-30         $   479,677.93     62.83                                     0.250        0.017         0.733
5757200       1-Oct-30         $   295,429.85     80.00                                     0.250        0.017         0.983
5758190       1-Jul-30         $   298,781.79     80.00                                     0.250        0.017         1.108
5758387       1-Aug-30         $   378,802.42     80.00                                     0.250        0.017         1.108
5759087       1-Nov-30         $   324,551.19     67.71                                     0.250        0.017         0.608
5761086       1-Dec-30         $   577,141.05     70.00                                     0.250        0.017         1.108
5761742       1-Sep-30         $   598,567.69     48.39                                     0.250        0.017         1.358
5763209       1-Sep-30         $   306,248.11     87.71                     06              0.250        0.017         1.233
5763973       1-Aug-30         $   498,300.01     60.98                                     0.250        0.017         0.733
5767335       1-Dec-30         $   340,077.66     80.00                                     0.250        0.017         0.733
5769334       1-Dec-30         $   279,810.70     80.00                                     0.250        0.017         1.358
5770453       1-Dec-30         $   599,578.47     61.54                                     0.250        0.017         0.858
5773100       1-Nov-20         $    38,801.14     69.50                                     0.250        0.017         1.608
5775014       1-Oct-30         $   278,928.52     74.52                                     0.250        0.017         1.233
5777319       1-Oct-30         $   289,867.99     80.00                                     0.250        0.017         0.483
5777619       1-Aug-30         $   299,030.83     67.42                                     0.250        0.017         1.108
5778468       1-Jan-31         $   550,000.00     30.56                                     0.250        0.017         0.483
5779478       1-Oct-30         $   359,270.48     80.00                                     0.250        0.017         0.733
5779591       1-Oct-30         $   330,346.70     80.00                                     0.250        0.017         0.983
5779752       1-Oct-30         $   359,374.10     80.00                                     0.250        0.017         1.483
5779914       1-Oct-30         $   320,156.60     80.00                                     0.250        0.017         1.608
5780029       1-Nov-30         $   482,427.61     70.00                                     0.250        0.017         1.358
5781174       1-Oct-30         $   363,350.63     80.00                                     0.250        0.017         1.358
5783651       1-Oct-30         $   319,978.13     84.80                     33              0.250        0.017         1.358
5784728       1-Sep-30         $   275,357.82     80.00                                     0.250        0.017         1.483
5786086       1-Sep-30         $   142,502.66     80.00                                     0.250        0.017         0.733
5786428       1-Oct-30         $   284,877.63     79.54                                     0.250        0.017         1.233
5786473       1-Nov-30         $   415,481.04     80.00                                     0.250        0.017         1.108
5787095       1-Nov-30         $   343,570.87     80.00                                     0.250        0.017         1.108
5787364       1-Jan-31         $   342,000.00     90.00                     01              0.250        0.017         0.983
5789985       1-Dec-30         $   899,411.27     66.67                                     0.250        0.017         0.858
5790320       1-Jan-31         $   321,000.00     89.17                     06              0.250        0.017         0.858
5792534       1-Oct-30         $   291,492.31     80.00                                     0.250        0.017         1.483
5792891       1-Nov-30         $   149,826.75     60.00                                     0.250        0.017         1.483
5794048       1-Dec-30         $   523,214.05     61.59                                     0.250        0.017         1.733
5795684       1-Oct-30         $   335,883.10     80.00                                     0.250        0.017         1.108
5795969       1-Oct-30         $   350,755.62     90.00                     01              0.250        0.017         0.858
5796192       1-Oct-30         $   320,926.48     89.98                     13              0.250        0.017         1.358
5796381       1-Oct-30         $   349,090.09     63.64                                     0.250        0.017         0.733
5796708       1-Oct-30         $   282,041.66     43.48                                     0.250        0.017         0.858
5797260       1-Dec-30         $   382,472.12     79.42                                     0.250        0.017         1.108
5797372       1-Oct-30         $   303,479.09     79.99                                     0.250        0.017         1.108
5797442       1-Nov-30         $   536,929.37     80.00                                     0.250        0.017         1.108
5797528       1-Nov-30         $   294,822.23     90.00                     01              0.250        0.017         0.983
5798790       1-Nov-30         $   399,525.98     57.14                                     0.250        0.017         1.358
5798879       1-Sep-30         $   486,394.61     65.00                                     0.250        0.017         1.608
5798987       1-Aug-30         $   329,783.70     68.21                                     0.250        0.017         1.233
5799142       1-Oct-30         $   321,325.73     86.56                     11              0.250        0.017         1.358
5799544       1-Nov-30         $   349,563.38     50.36                                     0.250        0.017         1.108
5800182       1-Oct-30         $   299,407.25     80.00                                     0.250        0.017         0.858
5800441       1-Oct-30         $   277,906.50     53.56                                     0.250        0.017         0.483
5800601       1-Nov-30         $   519,317.38     78.31                                     0.250        0.017         0.858
5802005       1-Oct-30         $   278,648.35     80.00                                     0.250        0.017         0.858
5802303       1-Oct-30         $   283,174.98     88.78                     01              0.250        0.017         0.983
5802910       1-Oct-30         $   164,713.12     43.42                                     0.250        0.017         1.483
5802966       1-Oct-30         $   343,386.31     80.00                                     0.250        0.017         1.358
5803572       1-Jan-31         $   288,850.00     80.00                                     0.250        0.017         0.608
5803743       1-Sep-30         $   306,267.12     71.40                                     0.250        0.017         1.358
5803752       1-Oct-30         $   110,892.91     92.60                     01              0.250        0.017         0.733
5804010       1-Oct-30         $   382,223.90     71.79                                     0.250        0.017         0.733
5804108       1-Nov-30         $   299,616.08     80.00                                     0.250        0.017         0.983
5804554       1-Oct-30         $   349,259.57     69.99                                     0.250        0.017         1.233
5804700       1-Oct-30         $   310,400.96     72.33                                     0.250        0.017         0.983
5804749       1-Nov-30         $   350,727.11     80.00                                     0.250        0.017         0.733
5804756       1-Nov-30         $   299,625.76     44.78                                     0.250        0.017         1.108
5805285       1-Oct-30         $   523,914.38     80.00                                     0.250        0.017         1.108
5805458       1-Oct-30         $   349,375.63     65.30                                     0.250        0.017         1.358
5805488       1-Oct-30         $   312,995.93     80.00                                     0.250        0.017         0.983
5805777       1-Nov-30         $   638,161.17     79.97                                     0.250        0.017         0.858
5806136       1-Nov-30         $   549,278.02     59.91                                     0.250        0.017         0.858
5806475       1-Jan-31         $   407,150.00     85.00                     01              0.250        0.017         1.108
5806602       1-Oct-30         $   359,241.27     80.00                                     0.250        0.017         1.233
5807443       1-Oct-30         $   363,928.70     90.00                     33              0.250        0.017         1.983
5807877       1-Nov-30         $   499,376.25     72.73                                     0.250        0.017         1.108
5808082       1-Oct-30         $   318,416.11     75.06                                     0.250        0.017         1.233
5808568       1-Oct-30         $   288,906.49     84.99                     33              0.250        0.017         1.108
5808729       1-Oct-30         $   359,288.74     66.67                                     0.250        0.017         0.858
5808774       1-Oct-30         $   323,326.69     90.00                     12              0.250        0.017         0.608
5808832       1-Oct-30         $   293,447.94     70.00                                     0.250        0.017         1.108
5808883       1-Oct-30         $   359,251.86     80.00                                     0.250        0.017         0.608
5808964       1-Dec-30         $   359,770.44     78.26                                     0.250        0.017         0.983
5809433       1-Nov-30         $   299,596.06     61.80                                     0.250        0.017         0.733
5809702       1-Nov-30         $   316,562.25     79.97                                     0.250        0.017         0.608
5809925       1-Dec-30         $   321,294.98     64.55                                     0.250        0.017         0.983
5809954       1-Oct-30         $   319,283.79     79.99                                     0.250        0.017         0.983
5810140       1-Nov-30         $   301,603.54     80.00                                     0.250        0.017         0.858
5810173       1-Dec-30         $   305,789.41     80.00                                     0.250        0.017         0.608
5810283       1-Oct-30         $    71,105.61     95.00                     01              0.250        0.017         0.733
5810291       1-Jan-31         $   488,800.00     80.00                                     0.250        0.017         0.233
5810870       1-Oct-30         $   299,422.14     80.00                                     0.250        0.017         0.983
5810966       1-Oct-30         $   275,481.75     80.00                                     0.250        0.017         1.108
5811061       1-Nov-30         $   479,401.22     80.00                                     0.250        0.017         1.108
5811340       1-Dec-30         $    74,954.56     85.71                     06              0.250        0.017         1.233
5811554       1-Oct-30         $   310,189.26     89.98                     13              0.250        0.017         1.108
5811768       1-Oct-30         $   309,387.53     67.39                                     0.250        0.017         0.858
5812414       1-Dec-30         $   336,585.23     80.00                                     0.250        0.017         0.983
5812541       1-Nov-30         $   137,053.41     70.00                                     0.250        0.017         1.858
5812634       1-Oct-30         $   289,437.55     80.00                                     0.250        0.017         0.983
5812795       1-Nov-30         $   299,671.03     54.55                                     0.250        0.017         1.733
5812898       1-Oct-30         $   295,429.85     80.00                                     0.250        0.017         0.983
5813011       1-Nov-30         $   369,538.44     71.84                                     0.250        0.017         1.108
5813339       1-Oct-30         $   359,324.03     75.00                                     0.250        0.017         1.108
5813595       1-Dec-30         $   399,744.93     29.63                                     0.250        0.017         0.983
5813620       1-Oct-30         $   290,281.23     80.00                                     0.250        0.017         1.358
5813963       1-Oct-30         $   295,227.95     80.00                                     0.250        0.017         0.000
5813982       1-Oct-30         $   303,221.87     75.00                                     0.250        0.017         1.483
5814258       1-Nov-30         $   414,495.38     67.48                                     0.250        0.017         1.233
5814332       1-Nov-30         $   295,649.22     80.00                                     0.250        0.017         1.358
5814390       1-Oct-30         $   299,249.49     40.54                                     0.250        0.017         1.233
5815064       1-Oct-30         $   349,308.47     55.78                                     0.250        0.017         0.858
5815488       1-Oct-30         $   311,428.91     80.00                                     0.250        0.017         1.233
5815514       1-Nov-30         $   279,441.93     79.98                                     0.250        0.017         0.983
5815579       1-Oct-30         $   299,392.07     47.81                                     0.250        0.017         0.733
5815661       1-Oct-30         $   291,517.90     89.27                     01              0.250        0.017         1.733
5816030       1-Nov-30         $   382,080.55     90.00                     01              0.250        0.017         1.733
5816072       1-Oct-30         $   307,406.74     47.38                                     0.250        0.017         0.983
5816272       1-Jan-31         $   310,000.00     79.49                                     0.250        0.017         0.733
5816462       1-Oct-30         $   329,254.06     69.62                                     0.250        0.017         1.108
5816574       1-Oct-30         $   318,170.14     79.97                                     0.250        0.017         0.858
5816587       1-Nov-30         $   696,023.51     62.22                                     0.250        0.017         0.608
5816592       1-Oct-30         $   358,143.26     80.00                                     0.250        0.017         1.233
5816860       1-Oct-30         $   299,436.68     49.42                                     0.250        0.017         1.108
5817084       1-Nov-30         $   279,641.67     66.67                                     0.250        0.017         0.983
5817283       1-Oct-30         $   321,425.55     46.20                                     0.250        0.017         1.358
5817443       1-Nov-30         $   331,585.84     80.00                                     0.250        0.017         1.108
5817476       1-Nov-30         $   730,360.88     75.00                                     0.250        0.017         1.233
5817613       1-Oct-30         $   286,560.90     90.00                     01              0.250        0.017         1.108
5818139       1-Dec-30         $   347,408.92     90.00                     06              0.250        0.017         1.108
5818297       1-Nov-30         $   475,421.23     70.00                                     0.250        0.017         1.233
5818316       1-Oct-30         $   349,359.38     66.67                                     0.250        0.017         1.233
5818409       1-Oct-30         $   286,660.72     80.00                                     0.250        0.017         1.108
5818799       1-Nov-30         $   399,446.65     40.00                                     0.250        0.017         0.733
5819390       1-Jan-31         $   519,200.00     80.00                                     0.250        0.017         0.858
5820434       1-Dec-30         $   282,224.48     79.77                                     0.250        0.017         1.108
5820672       1-Oct-30         $    35,937.39     88.56                     06              0.250        0.017         1.483
5820776       1-Oct-30         $   363,244.43     80.00                                     0.250        0.017         1.733
5820839       1-Oct-30         $   289,266.40     80.00                                     0.250        0.017         0.858
5821082       1-Nov-30         $   459,124.07     73.42                                     0.250        0.017         1.108
5821212       1-Oct-30         $   280,761.02     78.13                                     0.250        0.017         1.483
5821347       1-Dec-30         $   399,738.34     72.73                                     0.250        0.017         0.858
5821440       1-Dec-30         $   399,751.38     61.54                                     0.250        0.017         1.108
5821472       1-Oct-30         $   343,453.88     80.00                                     0.250        0.017         1.108
5821589       1-Nov-30         $   399,501.02     58.82                                     0.250        0.017         1.108
5821835       1-Oct-30         $   279,513.16     80.00                                     0.250        0.017         1.483
5822324       1-Jan-31         $   303,000.00     79.91                                     0.250        0.017         0.983
5822425       1-Dec-30         $   363,755.76     80.00                                     0.250        0.017         0.733
5822576       1-Oct-30         $   295,544.02     90.00                     33              0.250        0.017         1.108
5822609       1-Oct-30         $   344,368.52     52.67                                     0.250        0.017         1.233
5822644       1-Nov-30         $   539,272.92     80.00                                     0.250        0.017         0.733
5822736       1-Dec-30         $   304,800.48     46.92                                     0.250        0.017         0.858
5822741       1-Oct-30         $   323,706.41     75.78                                     0.250        0.017         1.233
5823410       1-Nov-30         $   307,894.00     90.00                     01              0.250        0.017         1.483
5823426       1-Nov-30         $   299,635.21     58.82                                     0.250        0.017         1.233
5823879       1-Oct-30         $   279,474.25     80.00                                     0.250        0.017         1.108
5824015       1-Dec-30         $   300,308.38     79.99                                     0.250        0.017         0.983
5824023       1-Oct-30         $   340,572.64     79.94                                     0.250        0.017         0.483
5824041       1-Jan-31         $   359,910.00     80.00                                     0.250        0.017         0.858
5824042       1-Dec-30         $   280,417.59     74.63                                     0.250        0.017         1.108
5824649       1-Oct-30         $   349,308.46     52.06                                     0.250        0.017         0.858
5825110       1-Oct-30         $   287,430.96     80.00                                     0.250        0.017         0.858
5825506       1-Oct-30         $   335,369.09     80.00                                     0.250        0.017         1.108
5825798       1-Oct-30         $   325,433.19     86.70                     33              0.250        0.017         1.483
5826135       1-Jan-31         $   624,000.00     69.33                                     0.250        0.017         0.358
5826746       1-Oct-30         $   323,391.63     90.00                     11              0.250        0.017         1.108
5826835       1-Nov-30         $   341,775.66     80.00                                     0.250        0.017         1.233
5827269       1-Nov-30         $   622,222.82     70.00                                     0.250        0.017         1.108
5827334       1-Dec-30         $   294,321.58     95.00                     06              0.250        0.017         1.233
5827649       1-Nov-30         $   228,492.57     75.00                                     0.250        0.017         1.608
5827740       1-Dec-30         $   955,655.63     75.00                                     0.250        0.017         1.108
5827830       1-Oct-30         $   279,487.50     78.65                                     0.250        0.017         1.233
5827873       1-Nov-30         $   314,654.57     90.00                     13              0.250        0.017         1.733
5828536       1-Jan-31         $   385,600.00     80.00                                     0.250        0.017         0.733
5828810       1-Dec-30         $   599,597.41     63.16                                     0.250        0.017         0.733
5828950       1-Dec-30         $   356,045.03     95.00                     12              0.250        0.017         1.483
5829022       1-Nov-30         $   308,402.52     95.00                     06              0.250        0.017         1.608
5829175       1-Nov-30         $   605,868.72     68.53                                     0.250        0.017         1.983
5829211       1-Dec-30         $   604,633.49     73.33                                     0.250        0.017         1.233
5829485       1-Nov-30         $   278,669.36     90.00                     01              0.250        0.017         1.358
5829515       1-Nov-30         $   449,409.27     45.00                                     0.250        0.017         0.858
5829661       1-Nov-30         $   369,450.22     79.99                                     0.250        0.017         1.233
5829753       1-Oct-30         $   310,285.75     74.92                                     0.250        0.017         0.858
5829793       1-Nov-30         $   279,632.44     52.40                                     0.250        0.017         0.858
5829888       1-Nov-30         $   447,426.68     69.14                                     0.250        0.017         0.983
5830105       1-Jan-31         $   325,000.00     77.38                                     0.250        0.017         0.733
5830214       1-Oct-30         $   148,235.08     75.00                                     0.250        0.017         1.358
5830244       1-Oct-30         $   319,399.15     78.82                                     0.250        0.017         1.108
5830280       1-Oct-30         $   332,175.07     80.00                                     0.250        0.017         1.108
5830283       1-Oct-30         $   325,515.14     56.01                                     0.250        0.017         2.233
5830288       1-Oct-30         $   290,567.17     59.39                                     0.250        0.017         2.233
5830318       1-Oct-30         $   276,542.93     85.00                     01              0.250        0.017         1.233
5830346       1-Oct-30         $   338,694.66     80.00                                     0.250        0.017         0.608
5830349       1-Nov-30         $   314,565.01     71.59                                     0.250        0.017         0.608
5830446       1-Dec-30         $   399,751.38     70.80                                     0.250        0.017         1.108
5830447       1-Nov-30         $   299,329.14     75.00                                     0.250        0.017         0.858
5830448       1-Oct-30         $   322,423.75     79.79                                     0.250        0.017         1.358
5830459       1-Nov-30         $   426,993.40     90.00                     06              0.250        0.017         1.358
5830464       1-Oct-30         $   318,659.17     80.00                                     0.250        0.017         1.608
5830520       1-Dec-30         $   326,801.90     51.50                                     0.250        0.017         1.233
5830547       1-Oct-30         $   275,400.79     80.00                                     0.250        0.017         0.733
5830680       1-Nov-30         $   384,531.87     70.00                                     0.250        0.017         1.233
5830706       1-Oct-30         $    83,842.28     48.00                                     0.250        0.017         1.108
5830714       1-Nov-30         $   314,654.57     75.00                                     0.250        0.017         1.733
5830721       1-Aug-30         $    99,762.87     65.36                                     0.250        0.017         2.483
5830736       1-Oct-30         $   275,769.68     94.99                     01              0.250        0.017         1.483
5830750       1-Dec-30         $   296,046.12     79.99                                     0.250        0.017         0.608
5830797       1-Oct-30         $   383,297.15     79.79                                     0.250        0.017         1.233
5830798       1-Nov-30         $   399,501.02     88.75                     11              0.250        0.017         1.108
5830943       1-Oct-30         $   276,788.69     79.98                                     0.250        0.017         1.233
5830986       1-Oct-30         $   299,407.28     89.55                     01              0.250        0.017         0.858
5831429       1-Oct-30         $   285,975.62     79.99                                     0.250        0.017         1.233
5831444       1-Oct-30         $   374,277.65     60.00                                     0.250        0.017         0.983
5831471       1-Nov-30         $   988,765.02     60.00                                     0.250        0.017         1.108
5831472       1-Nov-30         $   359,184.71     89.92                     01              0.250        0.017         1.483
5831858       1-Nov-30         $   339,817.13     90.00                     11              0.250        0.017         1.608
5832027       1-Oct-30         $   321,809.89     79.81                                     0.250        0.017         1.233
5832083       1-Oct-30         $   285,848.34     80.00                                     0.250        0.017         0.983
5832112       1-Nov-30         $   302,542.09     80.00                                     0.250        0.017         0.733
5832122       1-Oct-30         $   354,333.40     86.59                     01              0.250        0.017         1.108
5832130       1-Oct-30         $   294,299.62     95.00                     12              0.250        0.017         1.233
5832161       1-Jan-31         $   292,505.00     95.00                     06              0.250        0.017         1.108
5832252       1-Nov-30         $   343,559.77     80.00                                     0.250        0.017         0.983
5832261       1-Dec-30         $   327,796.13     80.00                                     0.250        0.017         1.108
5832370       1-Nov-30         $   546,314.91     79.99                                     0.250        0.017         1.108
5832410       1-Nov-30         $   335,580.84     70.00                                     0.250        0.017         1.108
5832437       1-Dec-30         $   552,647.37     70.00                                     0.250        0.017         0.983
5832842       1-Oct-30         $   337,315.09     67.89                                     0.250        0.017         0.733
5833029       1-Nov-30         $   323,616.05     90.00                     11              0.250        0.017         1.358
5833121       1-Oct-30         $   294,446.08     50.00                                     0.250        0.017         1.108
5833503       1-Nov-30         $   549,028.34     80.00                                     0.250        0.017         0.858
5833624       1-Dec-30         $   324,787.40     47.10                                     0.250        0.017         0.858
5833830       1-Oct-30         $   329,396.01     75.00                                     0.250        0.017         1.233
5833925       1-Oct-30         $   327,299.84     80.00                                     0.250        0.017         1.233
5833937       1-Oct-30         $   295,444.21     89.70                     06              0.250        0.017         1.108
5833997       1-Nov-30         $   399,461.43     63.49                                     0.250        0.017         0.733
5834225       1-Nov-30         $   402,558.09     77.50                                     0.250        0.017         1.733
5834293       1-Nov-30         $   298,244.96     80.00                                     0.250        0.017         0.858
5834836       1-Oct-30         $   329,380.35     51.40                                     0.250        0.017         1.108
5834933       1-Aug-30         $   489,068.23     89.18                     01              0.250        0.017         1.483
5835247       1-Nov-30         $    59,928.91     56.07                                     0.250        0.017         1.358
5835737       1-Nov-30         $   119,550.68     70.00                                     0.250        0.017         1.108
5836133       1-Oct-30         $   295,458.22     74.75                                     0.250        0.017         1.233
5836442       1-Nov-30         $   399,501.02     80.00                                     0.250        0.017         1.108
5836454       1-Oct-30         $   339,408.87     64.76                                     0.250        0.017         1.483
5836623       1-Dec-30         $   499,672.93     50.51                                     0.250        0.017         0.858
5836841       1-Oct-30         $   321,794.64     80.00                                     0.250        0.017         1.108
5837193       1-Dec-30         $   469,668.28     77.69                                     0.250        0.017         0.483
5837325       1-Oct-30         $   310,404.56     79.70                                     0.250        0.017         1.358
5837326       1-Nov-30         $   399,474.91     62.50                                     0.250        0.017         0.858
5837360       1-Oct-30         $   341,389.89     53.44                                     0.250        0.017         1.358
5837536       1-Oct-30         $   289,455.46     65.91                                     0.250        0.017         1.108
5837577       1-Dec-30         $   335,580.34     80.00                                     0.250        0.017         0.858
5837727       1-Nov-30         $   507,349.91     80.00                                     0.250        0.017         0.983
5837767       1-Nov-30         $   446,857.14     80.00                                     0.250        0.017         0.733
5837904       1-Oct-30         $   282,435.39     80.00                                     0.250        0.017         1.108
5838314       1-Dec-30         $   291,068.98     80.00                                     0.250        0.017         1.108
5838907       1-Nov-30         $   427,427.98     80.00                                     0.250        0.017         1.108
5838940       1-Nov-30         $   467,416.19     80.00                                     0.250        0.017         1.108
5839366       1-Jan-31         $   330,000.00     77.67                                     0.250        0.017         0.483
5839537       1-Oct-30         $   306,080.52     87.60                     12              0.250        0.017         1.608
5839552       1-Oct-30         $   283,506.23     80.00                                     0.250        0.017         1.483
5840219       1-Nov-30         $   399,433.54     79.55                                     0.250        0.017         0.483
5840360       1-Oct-30         $   335,385.02     80.00                                     0.250        0.017         1.233
5841009       1-Nov-30         $   349,540.54     69.72                                     0.250        0.017         0.858
5841206       1-Dec-30         $   326,286.42     60.46                                     0.250        0.017         0.858
5841294       1-Oct-30         $   399,304.56     40.00                                     0.250        0.017         1.483
5841611       1-Dec-30         $   297,782.06     80.00                                     0.250        0.017         0.733
5841722       1-Dec-30         $   315,798.50     80.00                                     0.250        0.017         0.983
5841772       1-Nov-30         $   292,116.03     90.00                     11              0.250        0.017         0.858
5842114       1-Dec-30         $   403,907.45     79.99                                     0.250        0.017         0.358
5842227       1-Oct-30         $   319,126.24     80.00                                     0.250        0.017         1.108
5842347       1-Nov-30         $   443,402.20     80.00                                     0.250        0.017         0.733
5842902       1-Oct-30         $   288,471.03     85.00                     13              0.250        0.017         1.233
5843138       1-Dec-30         $   383,748.81     80.00                                     0.250        0.017         0.858
5843568       1-Oct-30         $   283,543.14     80.00                                     0.250        0.017         1.858
5843650       1-Oct-30         $   305,439.91     82.70                     06              0.250        0.017         1.233
5843661       1-Nov-30         $   321,253.86     90.00                     11              0.250        0.017         0.733
5843690       1-Oct-30         $   324,389.76     44.52                                     0.250        0.017         1.108
5843855       1-Oct-30         $   331,376.60     80.00                                     0.250        0.017         1.108
5843892       1-Oct-30         $   315,205.25     80.00                                     0.250        0.017         1.108
5844217       1-Dec-30         $   283,818.90     80.00                                     0.250        0.017         0.983
5844508       1-Sep-30         $   482,017.49     75.00                                     0.250        0.017         1.233
5844602       1-Oct-30         $   294,431.77     78.67                                     0.250        0.017         0.983
5844609       1-Oct-30         $   296,456.38     90.00                     06              0.250        0.017         1.233
5844844       1-Nov-30         $    89,893.32     42.45                                     0.250        0.017         1.358
5844969       1-Dec-30         $   273,788.26     94.98                     13              0.250        0.017         1.358
5845038       1-Oct-30         $   284,404.67     95.00                     06              0.250        0.017         1.483
5845415       1-Sep-30         $   593,387.03     70.00                                     0.250        0.017         0.733
5845446       1-Nov-30         $   287,111.30     66.48                                     0.250        0.017         0.733
5845450       1-Dec-30         $   291,799.05     75.48                                     0.250        0.017         0.608
5845463       1-Sep-30         $   262,355.90     52.08                                     0.250        0.017         1.233
5845470       1-Nov-30         $   997,753.78     66.60                                     0.250        0.017         1.108
5845546       1-Dec-30         $   646,954.46     69.99                                     0.250        0.017         0.608
5845786       1-Nov-30         $   336,368.98     80.00                                     0.250        0.017         0.983
5845897       1-Jan-31         $   300,000.00     42.86                                     0.250        0.017         0.608
5845948       1-Nov-30         $   309,160.61     71.64                                     0.250        0.017         1.733
5846247       1-Oct-30         $   287,472.87     80.00                                     0.250        0.017         1.233
5846281       1-Nov-30         $   439,422.40     80.00                                     0.250        0.017         0.858
5846290       1-Oct-30         $   319,429.12     74.42                                     0.250        0.017         1.358
5846423       1-Oct-30         $   315,402.74     80.00                                     0.250        0.017         1.358
5846486       1-Oct-30         $   323,391.63     80.00                                     0.250        0.017         1.108
5846569       1-Oct-30         $   345,316.40     77.75                                     0.250        0.017         0.858
5846645       1-Dec-30         $   318,536.12     75.00                                     0.250        0.017         0.733
5847056       1-Dec-30         $   356,010.96     75.00                                     0.250        0.017         0.733
5847251       1-Nov-30         $   299,616.08     77.42                                     0.250        0.017         0.983
5847297       1-Dec-30         $   384,748.16     46.67                                     0.250        0.017         0.858
5847321       1-Sep-30         $   283,299.20     95.00                     33              0.250        0.017         0.858
5847423       1-Oct-30         $   296,442.31     71.57                                     0.250        0.017         1.108
5847434       1-Jan-31         $   350,000.00     69.31                                     0.250        0.017         0.483
5847438       1-Jan-31         $   314,000.00     36.77                                     0.250        0.017         0.608
5847443       1-Dec-30         $   499,719.69     64.52                                     0.250        0.017         1.608
5847596       1-Jan-31         $   311,000.00     38.88                                     0.250        0.017         0.608
5847842       1-Nov-30         $   304,089.22     90.00                     33              0.250        0.017         1.358
5848281       1-Dec-30         $   344,574.45     74.08                                     0.250        0.017         0.858
5848535       1-Jan-31         $   568,750.00     65.00                                     0.250        0.017         0.858
5848798       1-Jan-31         $   311,920.00     80.00                                     0.250        0.017         0.608
5848934       1-Oct-30         $   279,002.06     80.00                                     0.250        0.017         1.483
5848944       1-Oct-30         $   341,757.07     80.00                                     0.250        0.017         1.108
5849083       1-Jan-31         $   567,300.00     75.64                                     0.250        0.017         0.358
5849159       1-Jan-31         $   680,000.00     80.00                                     0.250        0.017         0.733
5849266       1-Jan-31         $   845,000.00     65.00                                     0.250        0.017         0.608
5849483       1-Nov-30         $   332,085.23     95.00                     13              0.250        0.017         1.108
5849522       1-Dec-30         $   296,295.94     72.32                                     0.250        0.017         0.608
5849804       1-Dec-30         $   404,221.62     62.77                                     0.250        0.017         0.608
5850295       1-Sep-30         $   423,985.44     53.13                                     0.250        0.017         1.358
5850358       1-Dec-30         $   319,790.68     72.73                                     0.250        0.017         0.858
5850477       1-Nov-30         $   346,045.13     90.00                     11              0.250        0.017         0.858
5850533       1-Nov-30         $   284,635.28     74.03                                     0.250        0.017         0.983
5850696       1-Nov-30         $   377,516.26     49.90                                     0.250        0.017         0.983
5851201       1-Jan-31         $   565,600.00     80.00                                     0.250        0.017         0.983
5851463       1-Sep-30         $   377,068.84     72.69                                     0.250        0.017         1.233
5851494       1-Dec-30         $    79,946.31     43.78                                     0.250        0.017         0.733
5851504       1-Jan-31         $   342,000.00     77.73                                     0.250        0.017         0.983
5851575       1-Dec-30         $   394,721.21     50.97                                     0.250        0.017         0.483
5851913       1-Oct-30         $   262,280.78     74.77                                     0.250        0.017         0.858
5852042       1-Jan-31         $   480,000.00     68.57                                     0.250        0.017         0.483
5852547       1-Aug-30         $   324,026.69     69.15                                     0.250        0.017         1.358
5852780       1-Jan-30         $   322,147.51     69.59                                     0.250        0.017         0.483
5853170       1-Dec-30         $   649,552.68     66.75                                     0.250        0.017         0.608
5853223       1-Dec-30         $   531,677.72     80.00                                     0.250        0.017         1.233
5853399       1-Jan-31         $   300,000.00     64.52                                     0.250        0.017         0.483
5853721       1-Jan-31         $   320,800.00     79.95                                     0.250        0.017         0.483
5853861       1-Dec-30         $   299,813.53     75.00                                     0.250        0.017         1.108
5854084       1-Dec-30         $    56,667.38     90.00                     12              0.250        0.017         1.483
5854119       1-Jan-31         $   400,000.00     51.10                                     0.250        0.017         0.483
5854277       1-Jan-31         $   285,000.00     74.03                                     0.250        0.017         0.858
5854283       1-Dec-30         $   465,895.04     85.00                     01              0.250        0.017         0.858
5854353       1-Dec-30         $   299,793.54     37.50                                     0.250        0.017         0.608
5854356       1-Dec-30         $   405,160.98     80.00                                     0.250        0.017         0.608
5854654       1-Jan-31         $   337,500.00     90.00                     33              0.250        0.017         0.983
5854954       1-Jan-31         $   450,000.00     90.00                     33              0.250        0.017         0.608
5855034       1-Nov-30         $   441,289.78     89.99                     06              0.250        0.017         0.608
5855063       1-Nov-30         $   389,561.09     38.05                                     0.250        0.017         1.608
5855154       1-Dec-30         $   295,711.31     89.99                     11              0.250        0.017         0.983
5855280       1-Jan-31         $   436,000.00     80.00                                     0.250        0.017         0.608
5855453       1-Jan-31         $   805,000.00     70.00                                     0.250        0.017         0.608
5855627       1-Jan-31         $   292,000.00     73.00                                     0.250        0.017         0.733
5855725       1-Jan-31         $    93,000.00     13.29                                     0.250        0.017         0.608
5855740       1-Jan-31         $   561,000.00     73.82                                     0.250        0.017         0.608
5855824       1-Oct-30         $   279,418.13     94.92                     06              0.250        0.017         0.608
5855908       1-Oct-30         $   406,415.65     80.00                                     0.250        0.017         0.983
5856007       1-Nov-30         $   453,048.47     80.00                                     0.250        0.017         1.233
5856018       1-Nov-30         $   278,642.40     90.00                     06              0.250        0.017         0.983
5856277       1-Dec-30         $   294,796.98     49.17                                     0.250        0.017         0.608
5856490       1-Nov-30         $   493,383.76     80.00                                     0.250        0.017         1.108
5856951       1-Nov-30         $   393,508.52     80.00                                     0.250        0.017         1.108
5856959       1-Nov-30         $   297,089.18     70.00                                     0.250        0.017         0.608
5857127       1-Nov-30         $   319,579.92     80.00                                     0.250        0.017         0.858
5857275       1-Jan-31         $   450,000.00     74.63                                     0.250        0.017         0.483
5857358       1-Sep-30         $   280,038.79     89.71                     33              0.250        0.017         0.733
5857360       1-Nov-20         $    83,219.90     46.39                                     0.250        0.017         0.858
5857363       1-Nov-30         $   283,654.70     80.00                                     0.250        0.017         1.233
5857465       1-Nov-30         $   291,606.85     80.00                                     0.250        0.017         0.733
5857488       1-Dec-30         $   300,417.90     79.98                                     0.250        0.017         1.233
5857753       1-Jan-31         $   558,500.00     60.38                                     0.250        0.017         1.608
5857896       1-Nov-30         $   331,086.48     55.25                                     0.250        0.017         1.108
5858004       1-Nov-30         $   334,721.11     67.03                                     0.250        0.017         0.983
5858371       1-Dec-30         $   381,250.44     51.21                                     0.250        0.017         0.858
5858492       1-Dec-30         $   299,808.70     72.29                                     0.250        0.017         0.983
5858637       1-Jan-31         $ 1,000,000.00     50.00                                     0.250        0.017         1.233
5858987       1-Dec-30         $   399,738.34     53.71                                     0.250        0.017         0.858
5859111       1-Jan-31         $   325,000.00     67.49                                     0.250        0.017         0.733
5859213       1-Dec-30         $   312,050.89     80.00                                     0.250        0.017         0.983
5859371       1-Nov-30         $   205,768.18     80.00                                     0.250        0.017         1.608
5859383       1-Oct-30         $   299,376.55     80.00                                     0.250        0.017         0.608
5859397       1-Sep-30         $   317,260.12     76.63                                     0.250        0.017         1.483
5859465       1-Oct-30         $   495,967.14     65.48                                     0.250        0.017         0.608
5859478       1-Oct-30         $   648,810.30     59.63                                     0.250        0.017         1.233
5859521       1-Nov-30         $   299,606.17     60.61                                     0.250        0.017         0.858
5859594       1-Nov-30         $   354,379.55     76.30                                     0.250        0.017         1.358
5859888       1-Jan-31         $   320,000.00     76.01                                     0.250        0.017         0.858
5859948       1-Jan-31         $   650,000.00     54.17                                     0.250        0.017         0.858
5859979       1-Dec-30         $   295,985.62     69.99                                     0.250        0.017         0.358
5860052       1-Dec-30         $   433,330.50     80.00                                     0.250        0.017         1.108
5860106       1-Jan-31         $   401,400.00     90.00                     12              0.250        0.017         0.483
5860230       1-Nov-30         $   599,251.54     59.11                                     0.250        0.017         1.108
5860238       1-Nov-30         $   305,758.23     80.00                                     0.250        0.017         0.983
5860260       1-Nov-30         $   449,424.13     69.77                                     0.250        0.017         0.983
5860295       1-Nov-30         $   350,662.03     94.99                     13              0.250        0.017         1.108
5860306       1-Nov-30         $   359,190.09     80.00                                     0.250        0.017         0.858
5860318       1-Oct-30         $   303,414.45     80.00                                     0.250        0.017         0.983
5860330       1-Nov-30         $   359,401.11     79.99                                     0.250        0.017         1.108
5860332       1-Jan-31         $   495,000.00     61.88                                     0.250        0.017         0.733
5860333       1-Oct-30         $   127,753.45     71.15                                     0.250        0.017         0.983
5860353       1-Oct-30         $   399,267.89     40.00                                     0.250        0.017         1.233
5860436       1-Oct-30         $   379,286.46     80.00                                     0.250        0.017         1.108
5860452       1-Oct-30         $   524,014.20     75.00                                     0.250        0.017         1.108
5860489       1-Nov-30         $   351,560.89     80.00                                     0.250        0.017         1.108
5860497       1-Dec-30         $   391,750.03     63.74                                     0.250        0.017         0.983
5860581       1-Jan-31         $   500,000.00     41.67                                     0.250        0.017         0.483
5861078       1-Oct-30         $   297,055.29     80.00                                     0.250        0.017         1.233
5861136       1-Apr-30         $   646,304.28     65.00                                     0.250        0.017         1.233
5861153       1-Dec-30         $   289,790.10     58.59                                     0.250        0.017         0.358
5861187       1-Dec-30         $   591,622.50     80.00                                     0.250        0.017         0.983
5861297       1-Dec-30         $   339,777.58     80.00                                     0.250        0.017         0.858
5861438       1-Jul-30         $   498,053.84     75.76                                     0.250        0.017         0.983
5861454       1-Jan-31         $   282,000.00     80.00                                     0.250        0.017         1.233
5861815       1-Dec-30         $   349,752.98     79.55                                     0.250        0.017         0.483
5861826       1-Dec-30         $   441,445.98     67.44                                     0.250        0.017         0.608
5862068       1-Dec-30         $   314,783.21     65.97                                     0.250        0.017         0.608
5862088       1-Aug-30         $   389,829.05     74.48                                     0.250        0.017         1.358
5862110       1-Oct-30         $   347,843.17     66.43                                     0.250        0.017         1.483
5862128       1-Jan-31         $   500,000.00     64.06                                     0.250        0.017         0.608
5862135       1-Oct-30         $   281,869.75     80.00                                     0.250        0.017         1.108
5862232       1-May-30         $   449,008.11     90.00                     24              0.250        0.017         1.358
5862273       1-Sep-30         $   371,088.94     80.00                                     0.250        0.017         1.233
5862343       1-Jan-31         $   306,800.00     73.05                                     0.250        0.017         1.108
5862449       1-Oct-30         $   419,250.73     80.00                                     0.250        0.017         1.358
5862466       1-Jan-31         $   389,300.00     51.22                                     0.250        0.017         1.108
5862495       1-Sep-30         $   399,740.58     74.99                                     0.250        0.017         0.858
5862528       1-Oct-30         $   493,148.27     90.00                     33              0.250        0.017         0.983
5862538       1-Jan-31         $   325,000.00     76.47                                     0.250        0.017         0.983
5862544       1-Oct-30         $   296,382.77     90.00                     33              0.250        0.017         0.608
5862570       1-Sep-30         $   348,420.79     76.77                                     0.250        0.017         1.108
5862589       1-Sep-30         $   363,131.05     70.00                                     0.250        0.017         1.358
5862707       1-Oct-30         $   283,452.95     80.00                                     0.250        0.017         0.983
5862798       1-Sep-30         $   301,615.84     89.95                     13              0.250        0.017         0.358
5862857       1-Oct-30         $   336,882.28     90.00                     13              0.250        0.017         1.233
5862861       1-Jan-31         $   860,300.00     70.00                                     0.250        0.017         0.733
5862882       1-Dec-30         $   402,936.25     80.00                                     0.250        0.017         0.858
5862899       1-Oct-30         $   335,369.06     80.00                                     0.250        0.017         1.108
5862900       1-Jan-30         $   270,939.56     80.00                                     0.250        0.017         1.108
5862905       1-Dec-30         $   384,754.50     79.38                                     0.250        0.017         0.983
5862911       1-Aug-30         $   330,953.71     80.00                                     0.250        0.017         1.108
5862934       1-Nov-30         $   393,221.56     80.00                                     0.250        0.017         0.858
5862949       1-Nov-30         $   299,564.34     63.83                                     0.250        0.017         0.358
5862967       1-Oct-30         $   538,933.09     80.00                                     0.250        0.017         0.858
5862968       1-Oct-30         $   503,053.61     80.00                                     0.250        0.017         1.108
5862983       1-Oct-30         $   399,267.86     76.35                                     0.250        0.017         1.233
5862998       1-Oct-30         $   419,148.92     80.00                                     0.250        0.017         0.733
5863013       1-Oct-30         $   299,422.14     56.60                                     0.250        0.017         0.983
5863022       1-Oct-30         $   499,036.89     58.82                                     0.250        0.017         0.983
5863035       1-Oct-30         $   329,411.28     50.77                                     0.250        0.017         1.358
5863048       1-Oct-30         $   296,382.77     90.00                     33              0.250        0.017         0.608
5863064       1-Jun-30         $   468,998.04     80.00                                     0.250        0.017         0.858
5863072       1-Nov-30         $   279,668.19     45.16                                     0.250        0.017         1.358
5863112       1-Oct-30         $   390,783.42     90.00                     01              0.250        0.017         1.233
5863122       1-Nov-30         $   315,984.66     80.00                                     0.250        0.017         0.858
5863126       1-Oct-30         $   322,538.25     90.00                     01              0.250        0.017         1.483
5863130       1-Oct-30         $   526,982.97     80.00                                     0.250        0.017         0.983
5863131       1-Dec-30         $   335,801.62     80.00                                     0.250        0.017         1.358
5863132       1-Oct-30         $   469,117.48     71.54                                     0.250        0.017         1.108
5863142       1-Nov-30         $   285,421.74     53.36                                     0.250        0.017         0.733
5863150       1-Oct-30         $   331,344.03     80.00                                     0.250        0.017         0.858
5863161       1-Jan-31         $   430,000.00     69.96                                     0.250        0.017         0.733
5863178       1-Jan-31         $   552,000.00     80.00                                     0.250        0.017         0.608
5863257       1-Jan-31         $   316,600.00     80.00                                     0.250        0.017         0.733
5863345       1-Jan-31         $   600,000.00     40.54                                     0.250        0.017         0.358
5863397       1-Jan-31         $   552,000.00     80.00                                     0.250        0.017         0.233
5863512       1-Nov-30         $   359,562.28     80.00                                     0.250        0.017         1.233
5863526       1-Jan-31         $   360,000.00     55.38                                     0.250        0.017         0.233
5863573       1-Jan-31         $   360,000.00     64.25                                     0.250        0.017         0.608
5863631       1-Jan-31         $   336,000.00     80.00                                     0.250        0.017         0.858
5864093       1-Jan-31         $   292,125.00     95.00                     06              0.250        0.017         0.983
5864165       1-Nov-30         $   389,447.70     66.10                                     0.250        0.017         0.483
5864226       1-Oct-30         $   279,474.25     80.00                                     0.250        0.017         1.108
5864270       1-Oct-30         $   300,933.86     70.44                                     0.250        0.017         1.108
5864283       1-Oct-30         $   355,730.77     80.00                                     0.250        0.017         1.108
5864294       1-Nov-30         $   549,278.00     59.46                                     0.250        0.017         0.858
5864303       1-Nov-30         $   419,434.48     80.00                                     0.250        0.017         0.733
5864368       1-Nov-30         $   296,638.87     85.59                     13              0.250        0.017         1.233
5864385       1-Oct-30         $   339,261.75     79.05                                     0.250        0.017         1.108
5864392       1-Oct-30         $   399,248.91     80.00                                     0.250        0.017         1.108
5864406       1-Oct-30         $   613,960.24     79.27                                     0.250        0.017         1.108
5864430       1-Nov-30         $   559,246.00     80.00                                     0.250        0.017         0.733
5864433       1-Nov-30         $   330,754.06     90.00                     11              0.250        0.017         0.733
5864443       1-Jan-31         $   350,000.00     70.00                                     0.250        0.017         0.608
5864447       1-Jul-30         $   299,742.55     80.00                                     0.250        0.017         1.483
5864463       1-Oct-30         $   326,535.70     79.99                                     0.250        0.017         1.108
5864477       1-Nov-30         $   447,441.15     80.00                                     0.250        0.017         1.108
5864485       1-Nov-30         $   299,644.49     75.00                                     0.250        0.017         1.358
5864494       1-Nov-30         $   284,606.44     50.00                                     0.250        0.017         0.608
5864514       1-Oct-30         $   499,108.02     65.04                                     0.250        0.017         1.358
5864530       1-Jan-31         $   446,000.00     74.96                                     0.250        0.017         0.483
5864583       1-Nov-30         $   299,662.38     80.00                                     0.250        0.017         1.608
5864591       1-Oct-30         $   364,496.55     89.99                     01              0.250        0.017         0.983
5864606       1-Nov-30         $   294,841.07     80.00                                     0.250        0.017         1.233
5864617       1-Oct-30         $   331,460.31     89.78                     24              0.250        0.017         0.983
5864628       1-Nov-30         $   336,368.98     80.00                                     0.250        0.017         0.983
5864629       1-Oct-30         $   401,264.36     79.80                                     0.250        0.017         0.608
5864642       1-Oct-30         $   293,433.68     80.00                                     0.250        0.017         0.983
5864673       1-Nov-20         $   306,966.85     80.00                                     0.250        0.017         0.858
5864679       1-Oct-30         $   497,063.54     76.34                                     0.250        0.017         1.233
5864683       1-Oct-30         $   648,747.96     78.44                                     0.250        0.017         0.983
5864684       1-Nov-30         $   337,621.20     50.00                                     0.250        0.017         0.483
5864687       1-Oct-30         $   350,856.61     79.77                                     0.250        0.017         1.233
5864688       1-Dec-30         $   331,771.52     80.00                                     0.250        0.017         0.608
5864693       1-Oct-30         $   497,464.12     80.00                                     0.250        0.017         1.108
5864694       1-Oct-30         $   399,189.44     80.00                                     0.250        0.017         0.733
5864700       1-Nov-30         $   307,580.59     80.00                                     0.250        0.017         0.858
5864705       1-Nov-30         $   298,836.77     75.00                                     0.250        0.017         0.608
5864714       1-Oct-30         $   328,915.03     80.00                                     0.250        0.017         0.608
5864730       1-Oct-30         $   295,814.40     80.00                                     0.250        0.017         0.858
5864770       1-Nov-30         $   543,267.54     80.00                                     0.250        0.017         0.733
5864810       1-Nov-30         $   639,201.64     75.29                                     0.250        0.017         1.108
5864821       1-Dec-30         $   348,759.83     63.45                                     0.250        0.017         0.608
5864826       1-Jan-31         $   517,040.00     80.00                                     0.250        0.017         0.733
5864839       1-Dec-30         $   349,746.68     58.33                                     0.250        0.017         0.358
5864846       1-Oct-30         $   489,942.43     35.79                                     0.250        0.017         0.858
5864870       1-Oct-30         $   319,351.55     80.00                                     0.250        0.017         0.733
5864876       1-Nov-30         $   367,529.07     80.00                                     0.250        0.017         0.983
5864885       1-Oct-30         $   437,898.43     80.00                                     0.250        0.017         0.983
5864893       1-Oct-30         $   343,237.58     80.00                                     0.250        0.017         0.983
5864895       1-Oct-30         $   288,998.17     80.00                                     0.250        0.017         0.608
5864898       1-Dec-30         $   390,701.92     58.96                                     0.250        0.017         0.608
5864901       1-Oct-30         $   443,953.32     69.53                                     0.250        0.017         0.858
5864932       1-Oct-30         $   349,325.85     45.16                                     0.250        0.017         0.983
5864941       1-Oct-30         $   511,176.36     80.00                                     0.250        0.017         1.858
5864946       1-Oct-30         $   484,089.28     79.90                                     0.250        0.017         1.108
5864970       1-Dec-30         $   329,778.58     59.46                                     0.250        0.017         0.733
5865109       1-Dec-30         $   296,206.11     95.00                     33              0.250        0.017         0.858
5865579       1-Jan-31         $   299,500.00     75.82                                     0.250        0.017         0.608
5866236       1-Jan-31         $   425,000.00     45.95                                     0.250        0.017         0.358
5866812       1-Dec-30         $   399,757.68     58.48                                     0.250        0.017         1.233
5866856       1-Nov-30         $   347,543.18     80.00                                     0.250        0.017         0.858
5867104       1-Jan-31         $   500,000.00     66.40                                     0.250        0.017         0.358
5867339       1-Sep-30         $   373,931.00     57.25                                     0.250        0.017         0.483
5867393       1-Jan-31         $   470,000.00     74.60                                     0.250        0.017         0.858
5867457       1-Jan-30         $   352,070.27     93.55                     24              0.250        0.017         0.858
5867511       1-Jan-31         $ 1,000,000.00     47.62                                     0.250        0.017         0.608
5867991       1-Dec-30         $   314,793.94     67.74                                     0.250        0.017         0.858
5868044       1-Jan-31         $   350,000.00     50.00                                     0.250        0.017         0.983
5868109       1-Jan-31         $   536,000.00     80.00                                     0.250        0.017         0.608
5868676       1-Jan-31         $   450,000.00     37.50                                     0.250        0.017         0.608
5868808       1-Dec-30         $   349,765.15     70.00                                     0.250        0.017         0.733
5869508       1-Dec-30         $   334,281.19     65.65                                     0.250        0.017         0.858
5869832       1-Oct-30         $   292,449.80     71.16                                     0.250        0.017         1.108
5870236       1-Dec-30         $   524,610.37     70.00                                     0.250        0.017         0.233
5870238       1-Oct-30         $   295,444.18     80.00                                     0.250        0.017         1.108
5870278       1-Dec-30         $   283,814.23     80.00                                     0.250        0.017         0.858
5870332       1-Jan-31         $   302,000.00     67.11                                     0.250        0.017         0.483
5870367       1-Dec-30         $   495,658.66     80.00                                     0.250        0.017         0.608
5870382       1-Dec-30         $   429,704.08     69.92                                     0.250        0.017         0.608
5870563       1-Jan-31         $   375,920.00     80.00                                     0.250        0.017         0.858
5870766       1-Jan-31         $   380,000.00     69.09                                     0.250        0.017         0.858
5870974       1-Dec-30         $   449,690.32     75.00                                     0.250        0.017         0.608
5871062       1-Nov-30         $   286,822.97     80.00                                     0.250        0.017         0.858
5871253       1-Jan-31         $   310,400.00     80.00                                     0.250        0.017         0.608
5871628       1-Dec-30         $   300,103.56     85.00                     01              0.250        0.017         0.858
5871929       1-Dec-30         $   337,267.73     56.25                                     0.250        0.017         0.608
5871939       1-Jan-31         $   364,000.00     66.18                                     0.250        0.017         0.608
5873082       1-Jan-31         $   480,933.00     80.00                                     0.250        0.017         0.733
5873379       1-Jan-31         $   400,000.00     80.00                                     0.250        0.017         0.983
5873393       1-Jan-31         $   384,800.00     80.00                                     0.250        0.017         0.733
5873531       1-Oct-30         $   299,422.15     58.13                                     0.250        0.017         0.983
5873940       1-Jan-31         $   345,000.00     75.00                                     0.250        0.017         1.108
5874117       1-Jan-31         $   650,000.00     74.29                                     0.250        0.017         0.608
5874120       1-Jan-31         $   350,000.00     57.85                                     0.250        0.017         0.608
5874167       1-Dec-30         $   304,800.49     77.22                                     0.250        0.017         0.858
5874861       1-Jan-31         $   998,500.00     33.28                                     0.250        0.017         1.233
5875135       1-Jan-31         $   650,000.00     74.29                                     0.250        0.017         0.608
5875143       1-Dec-30         $   459,706.67     76.03                                     0.250        0.017         0.983
5875160       1-Jan-31         $   288,000.00     80.00                                     0.250        0.017         0.608
5875171       1-Dec-30         $   312,789.99     65.89                                     0.250        0.017         0.733
5875686       1-Jan-31         $   366,650.00     74.99                                     0.250        0.017         0.733
5875749       1-Jun-30         $   437,899.83     67.54                                     0.250        0.017         1.233
5876234       1-Dec-30         $   462,954.61     66.94                                     0.250        0.017         0.983
5876266       1-Jan-31         $   284,000.00     80.00                                     0.250        0.017         0.608
5876398       1-Jan-31         $   393,000.00     79.23                                     0.250        0.017         0.608
5876677       1-Jan-31         $   500,000.00     69.93                                     0.250        0.017         0.483
5876823       1-Jan-31         $   285,000.00     79.17                                     0.250        0.017         0.733
5877086       1-Jan-31         $   350,000.00     42.68                                     0.250        0.017         0.858
5877152       1-Jan-31         $   600,000.00     80.00                                     0.250        0.017         0.608
5877192       1-Jan-31         $   469,600.00     80.00                                     0.250        0.017         0.608
5877205       1-Jan-31         $   375,000.00     79.79                                     0.250        0.017         0.733
5877263       1-Dec-30         $   459,683.43     80.00                                     0.250        0.017         0.608
5877306       1-Dec-30         $   429,424.27     80.00                                     0.250        0.017         0.608
5877420       1-Jan-31         $   300,000.00     49.18                                     0.250        0.017         0.233
5878085       1-Jan-31         $   411,000.00     57.08                                     0.250        0.017         1.108
5878095       1-Jan-31         $   276,000.00     46.00                                     0.250        0.017         0.983
5878112       1-Dec-30         $   419,732.18     80.00                                     0.250        0.017         0.983
5878299       1-Dec-30         $   468,785.24     80.00                                     0.250        0.017         0.733
5878384       1-Dec-30         $   339,788.67     80.00                                     0.250        0.017         1.108
5878796       1-Jan-31         $   625,000.00     52.08                                     0.250        0.017         0.858
5878849       1-Jan-31         $   326,500.00     73.37                                     0.250        0.017         1.483
5878897       1-Jan-31         $   400,000.00     77.59                                     0.250        0.017         0.608
5879138       1-Dec-30         $   349,776.81     61.95                                     0.250        0.017         0.983
5879148       1-Dec-30         $   310,806.70     79.76                                     0.250        0.017         1.108
5879216       1-Jan-31         $   560,000.00     80.00                                     0.250        0.017         0.108
5879379       1-Jan-31         $   380,000.00     69.09                                     0.250        0.017         0.983
5879455       1-Dec-30         $   364,755.10     70.87                                     0.250        0.017         0.733
5880175       1-Jan-31         $   350,000.00     80.00                                     0.250        0.017         0.858
5880200       1-Jan-31         $   391,500.00     78.30                                     0.250        0.017         0.608
5880224       1-Jan-31         $   300,000.00     50.85                                     0.250        0.017         0.858
7550126       1-Apr-30         $   494,518.68     74.57                                     0.250        0.017         1.108
7634987       1-Nov-30         $   353,546.99     76.13                                     0.250        0.017         0.983
7701634       1-Nov-30         $   319,579.94     41.03                                     0.250        0.017         0.858
7728242       1-Mar-30         $   464,496.58     85.00                     06              0.250        0.017         1.108
7794879       1-Jun-30         $   398,222.76     78.65                                     0.250        0.017         1.108
7838288       1-Oct-20         $   287,607.40     73.72                                     0.250        0.017         1.233
7878410       1-Jul-30         $   358,631.72     80.00                                     0.250        0.017         1.108
7933627       1-Jul-30         $   319,417.62     80.00                                     0.250        0.017         1.108
7937556       1-Jun-30         $   422,182.51     80.00                                     0.250        0.017         1.108
7939623       1-Apr-30         $   429,514.85     84.97                     01              0.250        0.017         1.108
7971250       1-Oct-30         $   318,529.29     80.00                                     0.250        0.017         0.983
7981683       1-Sep-30         $   448,749.02     63.92                                     0.250        0.017         0.608
7994457       1-Nov-30         $   459,426.18     56.79                                     0.250        0.017         1.108
8008943       1-Oct-30         $   307,055.25     90.00                     33              0.250        0.017         1.358
8016070       1-Oct-30         $   316,389.82     80.00                                     0.250        0.017         1.233
8031073       1-Oct-30         $   297,942.83     77.26                                     0.250        0.017         1.483
8035793       1-Oct-30         $   314,223.81     80.00                                     0.250        0.017         1.233
8039375       1-Nov-30         $   319,600.82     80.00                                     0.250        0.017         1.108
8040823       1-Feb-30         $   437,871.90     70.00                                     0.250        0.017         1.108
8040999       1-Mar-30         $   379,711.21     74.16                                     0.250        0.017         1.108
8054293       1-Jul-30         $   314,799.85     79.00                                     0.250        0.017         1.108
8056169       1-Oct-30         $   323,422.00     90.00                     33              0.250        0.017         1.358
8063529       1-Oct-30         $   306,907.71     75.00                                     0.250        0.017         0.983
8067174       1-Jul-30         $   286,110.04     78.68                                     0.250        0.017         1.108
8069899       1-Oct-30         $   333,272.15     64.73                                     0.250        0.017         1.108
8074153       1-Dec-30         $   499,488.22     79.99                                     0.250        0.017         0.358
8074823       1-Oct-30         $   346,664.32     79.99                                     0.250        0.017         1.233
8079423       1-Nov-30         $   310,283.77     80.00                                     0.250        0.017         0.358
8084666       1-Oct-30         $   309,037.31     80.00                                     0.250        0.017         0.858
8087003       1-May-30         $   343,639.98     63.26                                     0.250        0.017         1.108
8087067       1-Oct-30         $   399,267.89     75.16                                     0.250        0.017         1.233
8089729       1-Dec-30         $   417,697.46     69.10                                     0.250        0.017         0.358
8096772       1-Apr-30         $   278,389.26     70.00                                     0.250        0.017         1.108
8099140       1-Sep-30         $   389,394.02     79.99                                     0.250        0.017         1.233
8099465       1-Sep-30         $   382,441.86     80.00                                     0.250        0.017         1.358
8101918       1-Apr-30         $   268,842.19     80.00                                     0.250        0.017         1.108
8103100       1-Nov-30         $   317,189.84     80.00                                     0.250        0.017         1.108
8103266       1-Oct-30         $   299,338.25     60.00                                     0.250        0.017         0.483
8107059       1-Jul-30         $   510,053.96     80.00                                     0.250        0.017         1.108
8111594       1-Oct-30         $   351,443.09     85.00                     01              0.250        0.017         1.233
8116269       1-Nov-30         $   319,590.50     55.56                                     0.250        0.017         0.983
8128394       1-Nov-30         $   339,575.86     71.40                                     0.250        0.017         1.108
8133243       1-Oct-30         $   347,711.66     80.00                                     0.250        0.017         0.858
8134817       1-Oct-30         $   299,376.55     46.73                                     0.250        0.017         0.608
8135236       1-Nov-30         $   331,456.73     80.00                                     0.250        0.017         1.358
8140317       1-Sep-30         $   281,608.62     90.00                     06              0.250        0.017         1.233
8140318       1-Sep-30         $   423,904.76     70.84                                     0.250        0.017         0.983
8161500       1-Aug-30         $   296,064.04     79.84                                     0.250        0.017         1.108
8165903       1-Jul-30         $   336,717.31     65.25                                     0.250        0.017         1.108
8166443       1-Oct-30         $   309,446.97     79.49                                     0.250        0.017         1.358
8166692       1-Jun-30         $   342,171.02     89.97                     01              0.250        0.017         1.108
8170356       1-Nov-30         $   337,365.29     80.00                                     0.250        0.017         1.233
8172387       1-Jul-30         $   294,876.69     80.00                                     0.250        0.017         1.108
8172860       1-Dec-30         $   499,628.93     55.25                                     0.250        0.017         0.233
8178666       1-Jun-30         $   291,499.09     79.75                                     0.250        0.017         1.108
8183304       1-Jul-30         $   350,664.17     71.11                                     0.250        0.017         1.108
8184098       1-Jul-30         $   332,333.99     78.49                                     0.250        0.017         1.108
8184850       1-Jul-30         $   448,292.26     72.58                                     0.250        0.017         1.108
8191158       1-Jul-30         $   282,922.20     80.00                                     0.250        0.017         1.108
8191889       1-Jul-30         $   384,559.52     80.00                                     0.250        0.017         1.108
8193149       1-Jun-30         $   314,590.70     79.00                                     0.250        0.017         1.108
8193549       1-Jul-30         $   288,711.51     59.18                                     0.250        0.017         1.108
8194622       1-Oct-30         $   299,422.14     59.89                                     0.250        0.017         0.983
8195312       1-Jul-30         $   306,831.15     80.00                                     0.250        0.017         1.108
8197650       1-Jul-30         $   498,102.50     37.93                                     0.250        0.017         1.108
8198614       1-Jul-30         $   349,143.93     79.65                                     0.250        0.017         1.108
8204890       1-Aug-30         $   315,004.15     80.00                                     0.250        0.017         1.108
8215195       1-Jul-30         $   438,330.18     63.77                                     0.250        0.017         1.108
8215395       1-Oct-30         $   349,342.81     67.70                                     0.250        0.017         1.108
8215420       1-Jul-30         $   470,706.86     67.50                                     0.250        0.017         1.108
8218614       1-Jul-30         $   298,858.91     66.23                                     0.250        0.017         1.108
8219645       1-Dec-30         $   378,871.26     79.51                                     0.250        0.017         0.358
8229232       1-Nov-30         $   487,968.52     78.00                                     0.250        0.017         1.108
8235432       1-Jan-31         $   300,000.00     60.65                                     0.250        0.017         0.233
8237658       1-Oct-30         $   289,355.65     74.35                                     0.250        0.017         1.108
8240885       1-Sep-30         $   332,163.38     90.00                     01              0.250        0.017         1.108
8244183       1-Oct-30         $   312,217.03     71.99                                     0.250        0.017         1.358
8248845       1-Aug-30         $   283,047.72     80.00                                     0.250        0.017         1.233
8253143       1-Aug-30         $   446,658.35     80.00                                     0.250        0.017         1.358
8255311       1-Oct-30         $   279,413.37     79.99                                     0.250        0.017         1.483
8265629       1-Oct-30         $   565,728.20     80.00                                     0.250        0.017         0.983
8266142       1-Oct-30         $   315,805.89     80.00                                     0.250        0.017         1.108
8267081       1-Oct-30         $   411,245.92     80.00                                     0.250        0.017         1.233
8273007       1-Oct-30         $   307,650.18     79.99                                     0.250        0.017         1.358
8274432       1-Oct-30         $   279,391.71     80.00                                     0.250        0.017         1.233
8275238       1-Oct-30         $   359,374.10     90.00                     33              0.250        0.017         1.483
8284396       1-Oct-30         $   648,760.39     74.28                                     0.250        0.017         1.233
8285631       1-Oct-30         $   360,139.63     80.00                                     0.250        0.017         1.233
8288846       1-Oct-30         $   309,371.82     65.96                                     0.250        0.017         0.733
8291192       1-Oct-30         $   289,915.48     80.00                                     0.250        0.017         1.358
8292063       1-Oct-30         $   287,486.24     90.00                     11              0.250        0.017         1.358
8292108       1-Oct-30         $   357,361.14     80.00                                     0.250        0.017         1.358
8293395       1-Oct-30         $   343,104.54     65.48                                     0.250        0.017         1.108
8293878       1-Oct-30         $   278,434.65     65.03                                     0.250        0.017         0.733
8297018       1-Oct-30         $   339,408.87     80.00                                     0.250        0.017         1.483
8297594       1-Oct-30         $   309,018.67     80.00                                     0.250        0.017         1.108
8298767       1-Oct-30         $   324,405.14     44.83                                     0.250        0.017         1.233
8301953       1-Oct-30         $   311,443.42     80.00                                     0.250        0.017         1.358
8302188       1-Oct-30         $   299,450.91     63.16                                     0.250        0.017         1.233
8302728       1-Oct-30         $   309,417.92     63.39                                     0.250        0.017         1.108
8307382       1-Oct-30         $   287,472.87     90.00                     11              0.250        0.017         1.233
8307760       1-Oct-30         $   304,113.09     67.71                                     0.250        0.017         0.983
8308267       1-Oct-30         $   299,436.68     24.00                                     0.250        0.017         1.108
8309335       1-Nov-30         $   356,166.41     79.24                                     0.250        0.017         1.233
8314637       1-Oct-30         $   502,230.75     80.00                                     0.250        0.017         0.983
8318216       1-Oct-30         $   349,391.49     79.55                                     0.250        0.017         1.483
8318312       1-Oct-30         $   349,375.63     77.78                                     0.250        0.017         1.358
8318439       1-Oct-30         $   332,374.72     74.83                                     0.250        0.017         1.108
8322386       1-Oct-30         $   290,494.05     68.47                                     0.250        0.017         1.483
8323369       1-Oct-30         $   359,357.78     80.00                                     0.250        0.017         1.358
8327650       1-Oct-30         $   332,374.72     90.00                     11              0.250        0.017         1.108
8328602       1-Nov-29         $   267,719.10     75.00                                     0.250        0.017         1.483
8333108       1-Oct-30         $   296,442.33     90.00                     06              0.250        0.017         1.108
8336086       1-Nov-30         $   287,560.83     80.00                                     0.250        0.017         1.108
8346032       1-Nov-30         $   474,407.46     61.29                                     0.250        0.017         1.108
8352963       1-Dec-30         $   323,765.50     80.00                                     0.250        0.017         0.358
8353862       1-Dec-30         $   349,746.68     57.80                                     0.250        0.017         0.358
8359629       1-Nov-30         $   555,691.88     70.00                                     0.250        0.017         0.358
8381141       1-Dec-30         $   399,695.63     58.21                                     0.250        0.017         0.108

                             $ 278,139,836.56

COUNT:                749
WAC:          8.253189882
WAM:          357.4049201
WALTV:         72.8771628

                                   EXHIBIT F-2

                       [Schedule of Type 2 Mortgage Loans]

WFMBS
WFMBS 2001-03 EXHIBIT F-2
30 YEAR FIXED RATE NON-RELOCATION  LOANS


(i)         (ii)                                                (iii)       (iv)         (v)        (vi)          (vii)
--------    ---------------------------    -----    --------    --------    --------    --------    ----------    --------
                                                                                        NET
MORTGAGE                                                                    MORTGAGE    MORTGAGE    CURRENT       ORIGINAL
LOAN                                                ZIP         PROPERTY    INTEREST    INTEREST    MONTHLY       TERM TO
NUMBER      CITY                           STATE    CODE        TYPE        RATE        RATE        PAYMENT       MATURITY
--------    ---------------------------    -----    --------    --------    --------    --------    ----------    --------
6791388     ST PAUL                         MN      55126         SFD        7.375        7.000     $ 1,761.22      360





WFMBS
WFMBS   2001-03 EXHIBIT F-2
30 YEAR FIXED RATE NON-RELOCATION  LOANS (cont'd)


(i)         (viii)       (ix)              (x)      (xi)       (xii)        (xiii)     (xiv)      (xv)
--------    ---------    --------------    -----    -------    ---------    -------    -------    --------
                         CUT-OFF
MORTGAGE    SCHEDULED    DATE                                  MORTGAGE                MASTER     FIXED
LOAN        MATURITY     PRINCIPAL                             INSURANCE    SERVICE    SERVICE    RETAINED
NUMBER      DATE         BALANCE            LTV     SUBSIDY    CODE         FEE        FEE        YIELD
--------    ---------    --------------    -----    -------    ---------    -------    -------    --------

6791388     1-Apr-28     $   247,867.83    85.00                 01          0.250      0.017      0.108

                         $   247,867.83



COUNT:          1
WAC:        7.375
WAM:          327
WALTV:         85

                                   EXHIBIT F-3

                   [Schedule of Other Servicer Mortgage Loans]


WFMBS
WFMBS 2001-03 EXHIBIT 3
30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)         (ii)                                      (iii)       (iv)        (v)         (vi)          (vii)       (viii)
--------    --------------------    -----    -----    --------    --------    --------    ----------    --------    ------------
                                                                              NET
MORTGAGE                                                          MORTGAGE    MORTGAGE    CURRENT       ORIGINAL    SCHEDULED
LOAN                                         ZIP      PROPERTY    INTEREST    INTEREST    MONTHLY       TERM TO     MATURITY
NUMBER      CITY                    STATE    CODE     TYPE        RATE        RATE        PAYMENT       MATURITY    DATE
--------    --------------------    -----    -----    --------    --------    --------    ----------    --------    ------------
5089903     CLERMONT                 FL      34711      SFD         7.000       6.733     $ 2,441.82      350       1-May-28
5770607     TRUFANT                  MI      49347      LCO         8.750       7.000     $ 2,123.30      360       1-Apr-30
5784869     ALBUQUERQUE              NM      87122      SFD         8.375       7.000     $ 2,557.65      360       1-May-30
5785868     EVERGREEN                CO      80439      SFD         8.625       7.000     $ 4,861.19      360       1-Apr-30
5789671     KATONAH                  NY      10536      SFD         8.125       7.000     $ 2,598.74      360       1-Aug-30
5791360     WATCHUNG                 NJ      07060      SFD         8.500       7.000     $ 2,606.62      360       1-Sep-30
5793010     LONG BEACH               CA      90808      SFD         8.250       7.000     $ 2,060.19      360       1-Apr-30
5794743     NEW ROCHELLE             NY      10583      SFD         8.375       7.000     $ 2,553.84      360       1-Oct-30
5797281     FLUSHING                 NY      11354      SFD         8.250       7.000     $ 2,298.88      360       1-Oct-30
5798751     EAST NORWICH             NY      11732      SFD         8.375       7.000     $ 2,766.66      360       1-Oct-30
5798762     FIREISLAND               NY      11782      SFD         8.500       7.000     $ 3,844.57      360       1-Nov-30
5800551     SCARSDALE                NY      10583      SFD         8.375       7.000     $ 3,009.89      360       1-Oct-30
5801044     ST PETERSBURG            FL      33711      SFD         8.875       7.000     $ 3,978.22      360       1-Jul-30
5801414     NEW HYDE PARK            NY      11040      SFD         8.375       7.000     $ 2,158.61      360       1-Oct-30
5801848     JUNCTION CITY            KS      66441      SFD         8.500       7.000     $ 2,091.44      360       1-Oct-30
5802266     BALA CYNWYD              PA      19004      SFD         8.625       7.000     $ 2,919.04      360       1-Aug-30
5802562     BATTLE GROUND            WA      98604      SFD         7.875       7.000     $ 2,537.69      360       1-Jul-30
5803161     HUNTINGTON               NY      11743      SFD         8.250       7.000     $ 2,441.62      360       1-Oct-30
5803204     YUMA                     AZ      85365      SFD         8.000       7.000     $ 2,567.97      360       1-Jul-30
5804926     MCKINNEY                 TX      75070      SFD         8.625       7.000     $ 2,302.26      360       1-Oct-30
5806510     ROSWELL                  GA      30076      SFD         8.625       7.000     $ 2,053.37      360       1-Aug-30
5807308     CHICAGO                  IL      60657      LCO         8.500       7.000     $ 2,385.94      360       1-Aug-29
5807324     ANNANDALE                VA      22003      SFD         8.500       7.000     $ 2,491.28      360       1-Sep-29
5807414     WEST CALDWELL            NJ      07006      SFD         8.500       7.000     $   804.32      360       1-Jan-30
5807439     WALDORF                  MD      20603      PUD         8.550       7.000     $ 2,359.36      360       1-Dec-29
5808032     SHALIMAR                 FL      32579      SFD         8.500       7.000     $ 2,155.65      360       1-Apr-30
5808061     OAKLAND                  NJ      07436      SFD         8.500       7.000     $ 2,041.47      360       1-Sep-30
5808096     ROSLYN HEIGHTS           NY      11577      SFD         8.500       7.000     $ 2,975.70      360       1-Aug-30
5808389     BANNER ELK               NC      28604      SFD         8.375       7.000     $ 2,868.14      360       1-Jul-30
5808431     FISHERSVILLE             VA      22939      SFD         9.125       7.000     $   756.68      360       1-Jun-30
5809194     ARLINGTON                VA      22207      SFD         8.500       7.000     $ 2,761.94      360       1-Oct-30
5813022     WHITE PLAINS             NY      10607      SFD         8.375       7.000     $ 1,983.79      360       1-Sep-30
5817521     DIX HILLS                NY      11746      SFD         8.250       7.000     $ 3,530.95      360       1-Oct-30
5820216     SCOTTSDALE               AZ      85255      SFD         8.625       7.000     $ 3,111.16      360       1-Sep-30
5820222     SILVER SPRING            MD      20910      SFD         8.375       7.000     $ 2,538.64      360       1-Oct-30
5820726     ALPHARETTA               GA      30022      SFD         8.375       7.000     $ 3,192.30      360       1-Sep-30
5821584     HILLSBORO                MO      63050      SFD         8.375       7.000     $ 4,560.44      360       1-Sep-30
5821661     LIVINGSTON               NJ      07039      SFD         8.750       7.000     $ 3,925.64      360       1-Sep-30
5821670     FRESNO                   CA      93720      SFD         8.625       7.000     $ 3,142.28      360       1-Sep-30
5821828     CRANBURY                 NJ      08512      SFD         8.750       7.000     $ 2,800.66      360       1-Sep-30
5821852     WILMETTE                 IL      60091      SFD         8.500       7.000     $ 2,829.61      360       1-Sep-30
5822027     MONTAGUE                 MI      49437      SFD         8.500       7.000     $ 2,399.02      360       1-Sep-30
5822034     SEDONA                   AZ      86351      SFD         8.500       7.000     $ 2,463.60      360       1-Sep-30
5822097     LAFAYETTE                CO      80026      PUD         8.750       7.000     $ 5,113.56      360       1-Sep-30
5822660     COLUMBUS                 OH      43228      SFD         8.500       7.000     $   855.03      360       1-Sep-30
5822852     SHADYSIDE                MD      20764      SFD         8.500       7.000     $ 2,921.87      360       1-Sep-30
5822873     NAPERVILLE               IL      60540      HCO         8.875       7.000     $   694.60      360       1-Sep-30
5822875     FAIRFAX STATION          VA      22039      SFD         8.625       7.000     $ 2,488.93      360       1-Sep-30
5822879     FELTON                   CA      95018      SFD         8.375       7.000     $ 2,255.89      360       1-Sep-30
5822891     PLEASANTON               CA      94588      SFD         8.250       7.000     $ 2,576.84      360       1-Sep-30
5822892     HICKORY HILLS            IL      60457      SFD         8.875       7.000     $   795.64      360       1-Sep-30
5822898     AURORA                   IL      60505      SFD         8.375       7.000     $   601.22      360       1-Sep-30
5822899     ARLINGTON                VA      22201      SFD         8.250       7.000     $ 2,594.12      360       1-Sep-30
5822907     SARATOGA                 CA      95070      SFD         8.250       7.000     $ 4,282.22      360       1-Sep-30
5822922     EL CAJON                 CA      92019      SFD         8.375       7.000     $ 1,748.17      360       1-Sep-30
5822930     ALEXANDRIA               VA      22308      SFD         8.375       7.000     $ 2,341.02      360       1-Sep-30
5822968     FREMONT                  CA      94536      SFD         8.625       7.000     $ 2,737.04      360       1-Sep-30
5822977     RIO RANCHO               NM      87124      SFD         8.375       7.000     $   757.03      360       1-Sep-30
5822979     OLYMPIA                  WA      98506      SFD         8.500       7.000     $   999.59      360       1-Sep-30
5822987     MANAKIN-SABOT            VA      23103      SFD         8.375       7.000     $ 2,309.86      360       1-Sep-30
5822992     SAN JOSE                 CA      95111      LCO         8.250       7.000     $ 1,442.43      360       1-Sep-30
5822994     SANTA CLARA              CA      95051      SFD         8.375       7.000     $ 2,394.23      360       1-Sep-30
5823003     WILDOMAR                 CA      92595      SFD         8.750       7.000     $ 2,769.19      360       1-Sep-30
5823039     SAN FRANCISCO            CA      94110      SFD         8.375       7.000     $ 3,259.19      360       1-Sep-30
5823046     AUBURN                   CA      95603      SFD         8.500       7.000     $ 2,107.59      360       1-Sep-30
5823070     GIG HARBOR               WA      98332      SFD         8.625       7.000     $ 2,675.60      360       1-Sep-30
5823071     ANNAPOLIS                MD      21401      PUD         8.500       7.000     $ 2,358.26      360       1-Sep-30
5823075     RIVERSIDE                CA      92508      SFD         8.375       7.000     $ 2,590.33      360       1-Sep-30
5823080     BATTLE GROUND            WA      98604      SFD         8.500       7.000     $   922.70      360       1-Sep-30
5823081     EAST GREENWICH           RI      02818      SFD         8.500       7.000     $ 1,076.48      360       1-Sep-30
5823085     PARK RIDGE               IL      60068      SFD         8.375       7.000     $ 3,420.32      360       1-Sep-30
5823087     CROWNSVILLE              MD      21032      SFD         8.375       7.000     $ 3,496.33      360       1-Sep-30
5823093     HYDE PARK                MA      02136      SFD         8.750       7.000     $ 1,077.78      360       1-Sep-30
5823094     RICHMOND                 VA      23236      SFD         8.125       7.000     $ 2,316.59      360       1-Sep-30
5823096     ENCINO AREA              CA      91316      LCO         8.750       7.000     $ 2,139.83      360       1-Sep-30
5823105     DALY CITY                CA      94015      SFD         8.500       7.000     $ 2,645.06      360       1-Sep-30
5823120     SAN JOSE                 CA      95116      SFD         8.750       7.000     $ 2,706.25      360       1-Sep-30
5823247     LILBURN                  GA      30047      SFD         8.750       7.000     $   880.48      360       1-Sep-30
5823259     WEDDINGTON               NC      28173      PUD         8.500       7.000     $ 4,997.94      360       1-Sep-30
5823270     MOUNT PROSPECT           IL      60056      SFD         8.500       7.000     $ 2,368.26      360       1-Sep-30
5823273     FAIRFAX STATION          VA      22039      SFD         8.375       7.000     $ 2,432.24      360       1-Sep-30
5823300     SAN RAMON                CA      94583      SFD         8.750       7.000     $ 2,462.37      360       1-Sep-30
5823301     TOLEDO                   OH      43606      SFD         8.500       7.000     $ 2,306.75      360       1-Sep-30
5823311     ORANGE                   CA      92867      SFD         8.250       7.000     $ 2,614.41      360       1-Sep-30
5823314     DUBLIN                   CA      94568      SFD         8.500       7.000     $ 2,245.23      360       1-Sep-30
5823323     MABLETON                 GA      30126      PUD         8.750       7.000     $ 2,312.11      360       1-Sep-30
5823419     FOX RIVER GROVE          IL      60021      SFD         8.750       7.000     $ 2,360.11      360       1-Sep-30
5823438     CHARLOTTE                NC      28202      HCO         8.500       7.000     $ 2,176.03      360       1-Sep-30
5823495     SCOTTSDALE               AZ      85255      PUD         8.750       7.000     $ 2,391.57      360       1-Sep-30
5823521     SPRINGBORO               OH      45066      SFD         8.625       7.000     $ 2,854.10      360       1-Sep-30
5823531     INMAN                    SC      29349      SFD         8.750       7.000     $ 3,713.23      360       1-Sep-30
5823627     EL CAJON                 CA      92020      SFD         8.750       7.000     $ 2,869.88      360       1-Sep-30
5823640     NOVATO                   CA      94947      SFD         8.500       7.000     $ 2,183.71      360       1-Sep-30
5823673     SCOTTSDALE               AZ      85254      SFD         8.625       7.000     $ 1,462.25      360       1-Sep-30
5823709     FOREST LAKE              MN      55025      SFD         8.500       7.000     $ 1,730.06      360       1-Sep-30
5823723     SAN JOSE                 CA      95122      SFD         8.750       7.000     $ 2,391.57      360       1-Sep-30
5823733     NORFOLK                  MA      02056      SFD         8.875       7.000     $ 2,266.00      360       1-Sep-30
5823743     SAN JOSE                 CA      95132      SFD         8.375       7.000     $ 1,991.39      360       1-Sep-30
5823749     ALAMEDA                  CA      94502      PUD         8.625       7.000     $ 2,450.04      360       1-Sep-30
5823788     ONTARIO                  CA      91761      PUD         8.750       7.000     $ 1,022.71      360       1-Sep-30
5823796     ALAMEDA                  CA      94502      PUD         8.375       7.000     $ 2,310.62      360       1-Sep-30
5823813     REDLANDS                 CA      92373      SFD         8.500       7.000     $ 2,337.50      360       1-Sep-30
5824163     CORDOVA                  TN      38018      SFD         8.625       7.000     $   661.13      360       1-Sep-30
5824957     JENSEN BEACH             FL      34957      SFD         8.625       7.000     $ 2,955.60      360       1-Sep-30
5824986     CHARLOTTESVILLE          VA      22901      PUD         8.625       7.000     $ 3,694.51      360       1-Sep-30
5824996     BROOKLYN                 NY      11215      MF2         8.875       7.000     $ 4,415.83      360       1-Sep-30
5825871     CLARKSVILLE              MD      21029      SFD         8.675       7.000     $ 3,125.40      360       1-Aug-30
5825979     WASHINGTON               DC      20015      SFD         8.800       7.000     $ 3,584.68      360       1-Aug-30
5827929     BROOKLINE                MA      02146      LCO         8.750       7.000     $ 2,163.43      360       1-Oct-30
5828193     FAIRFAX                  VA      22031      SFD         8.875       7.000     $ 3,015.90      360       1-Sep-30
5829081     MEDIA                    PA      19063      SFD         8.875       7.000     $   921.76      360       1-Apr-30
5829961     SUNNYVALE                CA      94087      SFD         8.500       7.000     $ 2,191.40      360       1-Aug-30
5830091     MCKINNEY                 TX      75070      SFD         8.375       7.000     $ 4,347.61      360       1-Sep-30
5830398     MILPITAS                 CA      95035      SFD         8.750       7.000     $ 2,957.99      360       1-Sep-30
5831449     SAN JOSE                 CA      95121      SFD         8.750       7.000     $ 2,485.97      360       1-Sep-30
5831559     SAN DIEGO                CA      92117      SFD         8.750       7.000     $ 1,475.06      360       1-Sep-30
5831800     MOORESVILLE              IN      46158      SFD         8.375       7.000     $ 2,120.61      360       1-Oct-30
5831807     SPICEWOOD                TX      78669      SFD         8.500       7.000     $ 2,998.77      360       1-Oct-30
5831809     SAN DIEGO                CA      92129      SFD         8.375       7.000     $ 2,432.24      360       1-Oct-30
5831810     SEA RANCH                CA      95497      SFD         8.500       7.000     $ 2,929.57      360       1-Oct-30
5832045     FRANKENMUTH              MI      48734      SFD         8.750       7.000     $ 3,398.55      360       1-Oct-30
5832280     ASTORIA                  OR      97103      SFD         7.750       7.000     $ 1,005.84      360       1-Nov-30
5832281     ASKOV                    MN      55704      SFD         8.375       7.000     $   516.85      360       1-Oct-30
5832283     ASKOV                    MN      55704      SFD         8.125       7.000     $   683.10      360       1-Nov-30
5832285     HINCKLEY                 MN      55037      SFD         8.375       7.000     $   576.89      360       1-Oct-30
5832287     HINCKLEY                 MN      55037      SFD         8.375       7.000     $   494.05      360       1-Oct-30
5832297     RUSH CITY                MN      55069      SFD         8.375       7.000     $   601.98      360       1-Oct-30
5832302     BARNUM                   MN      55707      SFD         8.250       7.000     $ 1,114.88      360       1-Oct-30
5832311     HINCKLEY                 MN      55037      SFD         8.250       7.000     $   909.03      360       1-Nov-30
5832893     OLD FIELD                NY      11733      SFD         8.375       7.000     $ 3,040.29      360       1-Oct-30
5832951     GARDEN CITY              NY      11530      SFD         8.375       7.000     $ 2,128.20      360       1-Sep-30
5832955     AIRMONT                  NY      10952      SFD         8.375       7.000     $ 2,280.22      360       1-Sep-30
5832975     DOUGLASTON               NY      11363      SFD         8.500       7.000     $ 3,844.57      360       1-Sep-30
5832992     MAMARONECK               NY      10543      SFD         8.625       7.000     $ 3,733.39      360       1-Oct-30
5833077     YONKERS                  NY      10708      SFD         8.625       7.000     $ 2,737.82      360       1-Sep-30
5833167     DALY CITY                CA      94015      SFD         8.625       7.000     $ 2,874.71      360       1-Oct-30
5833548     STRATFORD                CT      06614      SFD         8.375       7.000     $ 2,546.25      360       1-Sep-30
5833864     GROVELAND TOWNSHIP       MI      48442      SFD         8.750       7.000     $ 1,479.00      360       1-Sep-30
5833893     GREEN LAKE               WI      54941      SFD         8.500       7.000     $ 3,529.31      360       1-Sep-30
5833900     FORT LAUDERDALE          FL      33308      SFD         8.500       7.000     $ 2,921.87      360       1-Sep-30
5833933     KESWICK                  VA      22947      SFD         8.375       7.000     $ 2,280.22      360       1-Oct-30
5833991     FORT WORTH               TX      76179      SFD         8.375       7.000     $ 2,280.22      360       1-Oct-30
5834018     PHOENIX                  AZ      85048      SFD         8.500       7.000     $ 2,275.99      360       1-Oct-30
5834029     AUSTIN                   TX      78750      SFD         8.875       7.000     $ 2,450.59      360       1-Sep-30
5834210     UNION                    IL      60180      SFD         8.750       7.000     $ 1,337.39      360       1-Oct-30
5834409     BROOKLYN                 NY      11203      SFD         8.625       7.000     $ 1,275.58      360       1-Oct-30
5834592     TUCSON                   AZ      85718      SFD         8.875       7.000     $ 2,546.06      360       1-Oct-30
5834607     LAS VEGAS                NV      89130      SFD         8.375       7.000     $ 1,179.64      360       1-Jul-30
5834904     HOWELL                   MI      48843      SFD         8.375       7.000     $ 2,014.20      360       1-Oct-30
5836483     ADA                      MI      49301      SFD         8.625       7.000     $ 3,384.16      360       1-Oct-30
5836616     BOSTON                   MA      02108      HCO         8.375       7.000     $ 2,341.02      360       1-Sep-30
5838895     PHOENIX                  AZ      85024      SFD         8.500       7.000     $ 2,058.77      360       1-Oct-30
5838905     MAHOPAC                  NY      10541      SFD         8.875       7.000     $ 1,814.08      360       1-Oct-30
5838924     PLEASANTON               CA      94588      SFD         8.625       7.000     $ 3,608.95      360       1-Oct-30
5838944     DAYTON                   OH      45459      SFD         8.375       7.000     $ 2,165.07      360       1-Oct-30
5838961     GREEN VALLEY             AZ      85614      SFD         8.625       7.000     $ 2,302.26      360       1-Aug-30
5839020     SEVERNA PARK             MD      21146      SFD         8.750       7.000     $ 2,498.57      360       1-Sep-30
5839361     WRNTHAM                  MA      02093      SFD         8.750       7.000     $ 1,927.42      360       1-Oct-30
5839528     NEW ORLEANS              LA      70124      SFD         8.500       7.000     $ 2,714.10      332       1-Jun-28
5839760     HAZELHURST               WI      54531      SFD         8.750       7.000     $ 1,219.39      360       1-Oct-30
5839805     PROSPECT                 KY      40059      SFD         8.375       7.000     $ 3,794.29      360       1-Oct-30
5839895     JACKSONVILLE             FL      32256      SFD         8.875       7.000     $ 1,598.65      360       1-Oct-30
5839914     RALEIGH                  NC      27614      SFD         8.375       7.000     $ 6,460.61      360       1-Oct-30
5839947     AVON                     MT      59713      SFD         8.500       7.000     $ 1,307.15      360       1-Sep-30
5839979     MANSFIELD                MA      02048      SFD         8.375       7.000     $ 3,459.85      360       1-Oct-30
5839989     TUCSON                   AZ      85745      SFD         8.750       7.000     $   629.36      360       1-Oct-30
5840009     ALEXANDRIA               VA      22310      SFD         8.000       7.000     $ 2,100.41      360       1-Sep-30
5840014     PORT ARANSAS             TX      78373      HCO         8.375       7.000     $   690.91      360       1-Oct-30
5840045     CHEVY CHASE              MD      20815      LCO         8.375       7.000     $ 3,800.37      360       1-Oct-30
5840067     MARIETTA                 GA      30066      SFD         8.375       7.000     $ 1,684.09      360       1-Oct-30
5840216     PALM DESERT              CA      92260      SFD         8.375       7.000     $ 2,918.68      360       1-Oct-30
5840221     FORT BRAGG               CA      95437      SFD         8.750       7.000     $ 2,279.46      360       1-Oct-30
5840222     CRANSTON                 RI      02920      SFD         8.625       7.000     $   945.79      360       1-Oct-30
5840235     SAN JOSE                 CA      95127      LCO         8.750       7.000     $ 1,258.33      360       1-Oct-30
5840634     ALAMEDA                  CA      94501      SFD         8.750       7.000     $ 2,061.16      360       1-Sep-30
5840712     ARLINGTON                VA      22205      SFD         8.750       7.000     $ 2,921.83      347       1-Aug-29
5840765     CHESAPEAKE               VA      23322      SFD         8.500       7.000     $ 2,622.36      355       1-Mar-30
5840841     DOUGLAS MANOR            NY      11363      SFD         8.750       7.000     $ 5,900.25      360       1-Sep-30
5840866     WILLIAMSBURG             VA      23188      SFD         8.625       7.000     $ 2,312.76      360       1-Oct-30
5840895     TEQUESTA                 FL      33469      PUD         8.750       7.000     $ 3,304.14      360       1-Oct-30
5840995     FAIRFIELD                CA      94533      SFD         8.375       7.000     $ 1,580.95      360       1-Oct-30
5840998     NORWALK                  CT      06851      SFD         8.625       7.000     $ 1,555.58      360       1-Oct-30
5841016     ISLAMORADA               FL      33036      SFD         8.500       7.000     $ 3,633.12      360       1-Sep-30
5841017     ALAMEDA                  CA      94501      SFD         8.375       7.000     $ 2,128.20      360       1-Sep-30
5841020     ARVADA                   CO      80004      SFD         8.375       7.000     $ 2,615.41      360       1-Oct-30
5841022     LITTLE FALLS             NJ      07424      SFD         8.625       7.000     $ 2,275.03      360       1-Oct-30
5841025     SIMSBURY                 CT      06070      SFD         8.500       7.000     $ 2,975.70      360       1-Sep-30
5841041     SANTA CLARITA            CA      91354      PUD         8.375       7.000     $ 2,462.63      360       1-Oct-30
5841049     FORTVILLE                IN      46040      SFD         8.375       7.000     $ 2,589.57      360       1-Oct-30
5841153     LOS ANGELES              CA      90049      SFD         8.875       7.000     $ 7,547.49      360       1-Oct-30
5841180     WYCKOFF                  NJ      07481      SFD         8.375       7.000     $ 2,888.27      360       1-Jul-30
5841316     ISLAMORADA               FL      33036      SFD         8.375       7.000     $ 3,040.29      360       1-Oct-30
5841341     LA HABRA                 CA      90631      SFD         8.500       7.000     $ 2,334.43      360       1-Oct-30
5841369     SAN JOSE                 CA      95121      SFD         8.750       7.000     $   354.02      360       1-Sep-30
5841415     CANTON                   GA      30115      SFD         8.750       7.000     $   770.97      360       1-Sep-30
5841428     MADEIRA BEACH            FL      33708      SFD         8.375       7.000     $ 2,166.21      360       1-Oct-30
5841431     SAN JOSE                 CA      95148      SFD         8.750       7.000     $ 2,753.45      360       1-Oct-30
5841435     LAKE STEVENS             WA      98258      SFD         8.500       7.000     $ 2,293.67      360       1-Sep-30
5841438     FREMONT                  CA      94536      SFD         8.375       7.000     $ 2,888.27      360       1-Oct-30
5841459     LEXINGTON                MA      02421      SFD         8.625       7.000     $ 5,677.87      360       1-Oct-30
5841466     ANNAPOLIS                MD      21401      SFD         8.375       7.000     $ 2,128.21      360       1-Oct-30
5841478     TUCSON                   AZ      85719      SFD         8.625       7.000     $ 3,500.05      360       1-Oct-30
5841485     WAYNE                    NJ      07470      SFD         8.625       7.000     $ 2,683.37      360       1-Oct-30
5841491     INDIANAPOLIS             IN      46236      PUD         8.375       7.000     $ 3,420.33      360       1-Oct-30
5841497     CINCINNATI               OH      45208      SFD         8.375       7.000     $ 2,584.25      360       1-Oct-30
5841510     SUFFIELD                 CT      06078      SFD         8.625       7.000     $ 2,105.34      360       1-Oct-30
5841524     BOULDER                  CO      80302      SFD         8.500       7.000     $ 4,299.77      360       1-Oct-30
5841559     WEST HARTFORD            CT      06117      SFD         8.375       7.000     $ 2,432.23      360       1-Oct-30
5841674     WOODBINE                 MD      21797      SFD         8.500       7.000     $ 2,429.77      360       1-Oct-30
5841683     RIVER OAKS               TX      76114      SFD         8.375       7.000     $ 2,280.22      360       1-Oct-30
5841693     ROSTRAVER                PA      15012      SFD         8.750       7.000     $   912.58      360       1-Oct-30
5842156     NORTH CHARLESTON         SC      29420      PUD         8.375       7.000     $ 3,093.50      360       1-Sep-30
5842181     HULL                     MA      02045      LCO         8.500       7.000     $ 1,844.63      360       1-Oct-30
5842226     SYLVANIA                 OH      43560      SFD         8.625       7.000     $ 2,240.04      360       1-Aug-30
5842324     SAN CLEMENTE             CA      92673      SFD         8.500       7.000     $ 2,552.80      360       1-Oct-30
5842744     GRANDVILLE               MI      49418      SFD         8.625       7.000     $ 2,450.04      360       1-Oct-30
5842767     RIVERWOODS               IL      60015      SFD         8.500       7.000     $ 3,075.65      360       1-Oct-30
5843265     MAPLE GROVE              MN      55311      SFD         8.500       7.000     $ 2,662.75      360       1-Oct-30
5843384     RIVERSIDE                CA      92503      SFD         8.625       7.000     $ 2,982.83      360       1-Sep-30
5843403     CARMEL                   IN      46032      SFD         8.375       7.000     $ 2,540.55      360       1-Sep-30
5843430     WOLCOTTVILLE             IN      46795      SFD         8.375       7.000     $ 2,240.30      360       1-Sep-30
5843441     ATLANTA                  GA      30327      SFD         8.625       7.000     $ 6,805.66      360       1-Oct-30
5844120     SILVER SPRING            MD      20902      SFD         8.375       7.000     $ 2,280.22      360       1-Nov-30
5844155     SAN FRANCISCO            CA      94116      SFD         8.250       7.000     $ 2,704.56      360       1-Nov-30
5845590     ROLAND                   AR      72135      SFD         8.250       7.000     $ 2,050.96      360       1-Sep-30
5845604     NAPERVILLE               IL      60565      SFD         8.375       7.000     $ 2,029.40      360       1-Oct-30
5845611     OKLAHOMA CITY            OK      73013      SFD         8.375       7.000     $ 2,645.05      360       1-Oct-30
5845618     WHITE HALL               MI      49461      SFD         8.375       7.000     $ 3,192.30      360       1-Oct-30
5845625     MASSAPEQUA               NY      11758      SFD         8.750       7.000     $ 4,334.72      360       1-Sep-30
5845627     ORLANDO                  FL      32801      SFD         8.750       7.000     $ 2,230.30      360       1-Oct-30
5845659     JACKSONVILLE             FL      32225      PUD         8.750       7.000     $ 3,933.51      360       1-Sep-30
5845688     BURKE                    VA      22015      SFD         8.500       7.000     $ 2,460.53      360       1-Sep-30
5845696     WASHINGTON               DC      20015      SFD         8.375       7.000     $ 2,888.28      360       1-Oct-30
5845739     LEESBURG                 VA      20175      SFD         8.775       7.000     $ 2,560.21      360       1-Sep-30
5845817     NORTH POTOMAC            MD      20878      SFD         8.500       7.000     $ 2,397.48      360       1-Sep-30
5845824     WASHINGTON               DC      20015      SFD         8.500       7.000     $ 2,214.48      360       1-Oct-30
5845923     CENTREVILLE              VA      20120      SFD         8.000       7.000     $ 2,142.60      360       1-Sep-30
5847467     SAN JOSE                 CA      95128      PUD         8.250       7.000     $ 2,035.93      360       1-Nov-30
5847963     SAN CARLOS               CA      94070      SFD         8.500       7.000     $ 3,075.65      360       1-Oct-30
5848116     PLEASANTON               CA      94566      SFD         8.375       7.000     $ 3,861.17      360       1-Oct-30
5848162     POUND RIDGE              NY      10576      SFD         8.250       7.000     $ 4,146.99      360       1-Oct-30
5848218     DUBLIN                   CA      94568      SFD         8.375       7.000     $ 3,055.49      360       1-Oct-30
5848312     JERICHO                  NY      11753      SFD         8.375       7.000     $ 2,566.00      360       1-Oct-30
5848348     GREAT NECK               NY      11023      SFD         8.375       7.000     $ 3,222.71      360       1-Oct-30
5848377     MONTEREY PARK            CA      91754      SFD         8.125       7.000     $ 2,505.19      360       1-Oct-30
5848378     LARCHMONT                NY      10538      SFD         7.875       7.000     $ 4,350.42      360       1-Oct-30
5848423     TARRYTOWN                NY      10591      SFD         8.125       7.000     $ 2,478.08      360       1-Oct-30
5848470     URBANA                   NY      14840      SFD         8.625       7.000     $ 2,177.81      360       1-Oct-30
5848612     NEW ROCHELLE             NY      10804      SFD         8.625       7.000     $ 2,302.26      360       1-Oct-30
5848637     BRIARCLIFF MANOR         NY      10510      LCO         8.250       7.000     $ 2,178.67      360       1-Oct-30
5848644     SAYVILLE                 NY      11782      SFD         8.250       7.000     $ 2,163.65      360       1-Oct-30
5848675     COMMACK                  NY      11725      SFD         8.375       7.000     $ 2,090.20      360       1-Oct-30
5848703     BAYSIDE                  NY      11364      MF2         8.375       7.000     $ 2,660.25      360       1-Sep-30
5848830     HOWARD BEACH             NY      11414      SFD         8.375       7.000     $ 3,002.29      360       1-Oct-30
5848837     CROTON ON HUDSON         NY      10520      SFD         8.375       7.000     $ 2,394.23      360       1-Oct-30
5848845     NEWPORT BEACH            CA      92660      PUD         8.625       7.000     $ 2,675.60      360       1-Sep-30
5848857     SMITHTOWN                NY      11787      SFD         8.375       7.000     $ 2,275.66      360       1-Oct-30
5848927     CHATHAM                  NY      12037      SFD         8.250       7.000     $ 4,011.76      360       1-Oct-30
5849043     LIVERMORE                CA      94550      SFD         8.250       7.000     $ 2,328.93      360       1-Oct-30
5851193     DALLAS                   TX      75225      SFD         8.375       7.000     $ 4,469.22      360       1-Oct-30
5853600     FAIR OAKS                CA      95628      SFD         8.250       7.000     $ 2,328.93      360       1-Oct-30
5853612     SOUTH SAN FRANCISCO      CA      94080      SFD         8.125       7.000     $ 2,851.19      360       1-Nov-30
5853618     SAN DIEGO                CA      92109      SFD         8.250       7.000     $ 2,253.80      360       1-Oct-30
5853629     SALINAS                  CA      93906      SFD         8.375       7.000     $ 2,052.19      360       1-Nov-30
5853663     SAN FRANCISCO            CA      94127      SFD         8.625       7.000     $ 3,344.50      360       1-Oct-30
5853723     CHICAGO                  IL      60646      PUD         8.750       7.000     $ 2,311.33      360       1-Nov-30
5853750     SAN CARLOS               CA      94070      SFD         8.500       7.000     $ 2,968.01      360       1-Oct-30
5853761     EL DORADO HILLS          CA      95762      SFD         8.375       7.000     $ 2,508.24      360       1-Oct-30
5853779     SAN FRANCISCO            CA      94112      SFD         8.500       7.000     $ 3,930.69      360       1-Nov-30
5853818     SCOTTS VALLEY            CA      95066      SFD         8.500       7.000     $ 2,583.55      360       1-Oct-30
5853829     PEBBLE BEACH             CA      93953      SFD         8.375       7.000     $ 3,800.36      360       1-Oct-30
5853830     RANCHO CUCAMONGA         CA      91737      SFD         8.625       7.000     $ 2,056.48      360       1-Oct-30
5853854     CINCINNATI               OH      45243      SFD         8.500       7.000     $ 4,997.94      360       1-Nov-30
5853859     DUBLIN                   CA      94568      SFD         8.500       7.000     $ 2,223.70      360       1-Oct-30
5853863     HUDSON                   OH      44236      SFD         8.625       7.000     $ 4,666.74      360       1-Oct-30
5853870     HUNTINGTON BEACH         CA      92649      SFD         8.500       7.000     $ 2,498.97      360       1-Nov-30
5853874     MASSAPEQUA               NY      11758      SFD         8.625       7.000     $ 2,877.82      360       1-Oct-30
5853875     ELK GROVE                CA      95758      SFD         8.500       7.000     $ 2,391.32      360       1-Oct-30
5854412     SAN JOSE                 CA      95118      SFD         8.500       7.000     $ 2,245.23      360       1-Nov-30
5854446     FREMONT                  CA      94555      HCO         8.625       7.000     $ 2,275.03      360       1-Nov-30
5854453     SANTA MONICA             CA      90403      LCO         8.375       7.000     $ 1,554.35      360       1-Oct-30
5854487     SAN JOSE                 CA      95121      SFD         8.375       7.000     $ 2,857.87      360       1-Nov-30
5854488     DUXBURY                  MA      02332      SFD         8.500       7.000     $ 2,191.40      360       1-Oct-30
5854501     CONCORD                  CA      94519      SFD         8.625       7.000     $ 2,584.98      360       1-Nov-30
5854509     FREMONT                  CA      94536      SFD         8.375       7.000     $ 2,204.21      360       1-Nov-30
5854518     FAIRFIELD                CA      94533      SFD         8.500       7.000     $ 2,306.74      360       1-Oct-30
5854520     CORONADO                 CA      92118      SFD         8.500       7.000     $ 2,591.24      360       1-Nov-30
5854522     SOUTH SAN FRANCISCO      CA      94080      SFD         8.000       7.000     $ 1,746.36      360       1-Oct-30
5854530     SAN DIEGO                CA      92131      SFD         8.625       7.000     $ 2,761.15      360       1-Oct-30
5854538     DUBLIN                   CA      94568      SFD         8.750       7.000     $ 3,618.82      360       1-Nov-30
5854548     WALNUT CREEK             CA      94598      SFD         8.250       7.000     $ 3,831.46      360       1-Nov-30
5854579     VALLEJO                  CA      94591      SFD         8.250       7.000     $ 1,389.84      360       1-Nov-30
5854586     SAN JOSE                 CA      95120      SFD         8.500       7.000     $ 4,229.02      360       1-Nov-30
5854589     LA JOLLA                 CA      92037      SFD         8.750       7.000     $ 4,720.20      360       1-Nov-30
5854599     SALINAS                  CA      93908      SFD         8.750       7.000     $ 2,281.43      360       1-Oct-30
5854611     FRANKLIN PARK            IL      60131      SFD         8.500       7.000     $   910.39      360       1-Nov-30
5854621     MOUNTAIN VIEW            CA      94040      SFD         8.375       7.000     $ 3,921.97      360       1-Nov-30
5854629     VANCOUVER                WA      98683      SFD         8.375       7.000     $ 1,154.17      360       1-Oct-30
5854642     BILLINGS                 MT      59105      SFD         8.500       7.000     $ 1,041.88      360       1-Nov-30
5854645     OAKLAND                  CA      94602      SFD         8.375       7.000     $ 3,350.40      360       1-Nov-30
5854648     WALNUT CREEK             CA      94598      SFD         8.375       7.000     $ 2,280.22      360       1-Nov-30
5854653     CHICAGO                  IL      60611      HCO         8.750       7.000     $ 4,405.52      360       1-Nov-30
5854655     SANTA CLARA              CA      95050      PUD         8.375       7.000     $ 3,511.53      360       1-Nov-30
5854661     COTO DE CAZA             CA      92679      PUD         8.125       7.000     $ 2,860.10      360       1-Oct-30
5854665     SAN JOSE                 CA      95119      SFD         8.375       7.000     $ 2,960.48      360       1-Nov-30
5854676     CARLSBAD                 CA      92009      SFD         8.250       7.000     $ 2,229.76      360       1-Nov-30
5854680     IRVINE                   CA      92618      SFD         8.125       7.000     $ 2,622.87      360       1-Oct-30
5854687     WASHINGTON               DC      20015      SFD         7.750       7.000     $ 2,221.74      360       1-Nov-30
5854819     RESTON                   VA      20191      PUD         8.000       7.000     $ 2,230.64      360       1-Nov-30
5854820     SAN FRANCISCO            CA      94112      SFD         8.750       7.000     $ 1,927.42      360       1-Nov-30
5854825     LAGUNA NIGUEL            CA      92677      LCO         7.875       7.000     $ 2,066.45      360       1-Oct-30
5854832     DANA POINT               CA      92624      SFD         8.125       7.000     $ 2,200.76      360       1-Nov-30
5854840     CONDORD                  CA      94518      SFD         8.375       7.000     $ 2,234.61      360       1-Nov-30
5854842     SAN JOSE                 CA      95132      SFD         8.500       7.000     $ 3,014.14      360       1-Oct-30
5854844     SANDY                    UT      84092      PUD         8.625       7.000     $ 2,722.26      360       1-Nov-30
5854869     RICHMOND                 CA      94804      SFD         8.125       7.000     $ 2,476.97      360       1-Oct-30
5854892     ST. LEONARD              MD      20685      PUD         8.500       7.000     $ 1,233.01      360       1-Nov-30
5854958     TRACY                    CA      95376      SFD         8.125       7.000     $ 2,254.04      360       1-Oct-30
5854966     LOOMIS                   CA      95650      PUD         8.375       7.000     $ 3,940.97      360       1-Oct-30
5854975     SEBASTOPOL               CA      95472      SFD         8.500       7.000     $ 2,991.07      360       1-Oct-30
5854979     OLYMPIA                  WA      98506      SFD         8.500       7.000     $ 4,690.37      360       1-Oct-30
5854987     GILROY                   CA      95020      PUD         8.125       7.000     $ 2,390.84      360       1-Oct-30
5855041     FREMONT                  CA      94555      SFD         8.250       7.000     $ 2,246.29      360       1-Oct-30
5855055     SAN DIEGO                CA      92115      SFD         8.250       7.000     $ 2,441.62      360       1-Oct-30
5855186     LA CANADA-FLINTRIDGE     CA      91011      SFD         8.250       7.000     $ 2,103.55      360       1-Oct-30
5855199     HOLLISTER                CA      95023      SFD         8.250       7.000     $ 3,005.07      360       1-Nov-30
5855587     EL CAJON                 CA      92019      SFD         8.750       7.000     $ 2,525.31      360       1-Nov-30
5855592     CASA GRANDE              AZ      85222      SFD         8.250       7.000     $ 2,404.05      360       1-Nov-30
5855603     SANTA ANA                CA      92704      SFD         8.625       7.000     $ 2,036.12      240       1-Oct-20
5855609     ENCINITAS                CA      92024      PUD         7.875       7.000     $ 2,192.61      360       1-Nov-30
5855611     BROOKEVILLE              MD      20833      SFD         8.375       7.000     $ 3,133.02      360       1-Nov-30
5855623     MCLEAN                   VA      22101      SFD         8.125       7.000     $ 2,521.52      360       1-Nov-30
5855643     RICHMOND                 CA      94803      PUD         8.500       7.000     $ 2,675.82      360       1-Nov-30
5855657     SMITHSBURG               MD      21783      SFD         8.500       7.000     $ 1,460.94      360       1-Nov-30
5855666     DISCOVERY BAY            CA      94514      SFD         8.375       7.000     $ 2,903.48      360       1-Nov-30
5855707     DISCOVERY BAY            CA      94514      SFD         8.500       7.000     $ 2,103.75      360       1-Oct-30
5855733     SAN JOSE                 CA      95122      LCO         8.125       7.000     $ 1,692.89      360       1-Oct-30
5855738     BENICIA                  CA      94510      SFD         8.500       7.000     $ 2,575.86      360       1-Nov-30
5855816     FAIR OAKS                CA      95628      SFD         8.250       7.000     $ 3,749.09      240       1-Oct-20
5855962     ANAHEIM                  CA      92807      SFD         8.375       7.000     $ 2,888.27      360       1-Nov-30
5855972     GLENDALE                 AZ      85308      PUD         8.125       7.000     $ 2,747.24      360       1-Nov-30
5855980     RIVERSIDE                CA      92508      SFD         8.000       7.000     $ 2,809.58      360       1-Nov-30
5856008     PRINCETON                MN      55371      SFD         8.000       7.000     $   769.35      360       1-Nov-30
5856020     LA HABRA                 CA      90631      SFD         8.125       7.000     $   905.85      360       1-Nov-30
5856041     PITTSBURG                CA      94565      SFD         7.625       7.000     $   990.91      360       1-Nov-30
5856124     LA VERNE                 CA      91750      SFD         8.500       7.000     $ 1,999.18      360       1-Nov-30
5856139     LOS ANGELES              CA      90036      SFD         8.250       7.000     $ 3,371.68      360       1-Nov-30
5856362     MILLBRAE                 CA      94030      SFD         8.375       7.000     $ 4,560.43      360       1-Nov-30
5856365     CAMPBELL                 CA      95008      SFD         8.000       7.000     $ 2,802.98      360       1-Nov-30
5856368     HOLLISTER                CA      95023      SFD         8.250       7.000     $ 2,253.80      360       1-Nov-30
5856371     JACKSON                  NJ      08527      LCO         8.750       7.000     $   501.13      360       1-Nov-30
5856379     VALLEY CENTER            CA      92082      SFD         8.375       7.000     $ 2,546.24      360       1-Nov-30
5856385     CLAYTON                  CA      94517      PUD         8.375       7.000     $ 3,154.30      360       1-Nov-30
5856387     SHOREWOOD                MN      55331      SFD         8.375       7.000     $ 2,128.20      360       1-Nov-30
5856389     SAN DIEGO                CA      92131      PUD         8.375       7.000     $ 2,280.22      360       1-Nov-30
5856390     SPRING PARK              MN      55384      PUD         8.250       7.000     $ 2,584.36      360       1-Nov-30
5856393     LOS ANGELES              CA      90077      SFD         8.250       7.000     $ 3,786.38      360       1-Nov-30
5856553     XENIA                    OH      45385      SFD         8.500       7.000     $ 2,568.18      360       1-Oct-30
5856564     CLARKSON VALLEY          MO      63005      SFD         8.625       7.000     $ 2,621.16      360       1-Nov-30
5856569     ASHBURN                  VA      20148      SFD         8.125       7.000     $ 2,227.50      360       1-Nov-30
5856578     ROSELLE                  IL      60172      SFD         8.625       7.000     $ 2,949.38      360       1-Nov-30
5856589     RICHMOND                 VA      23229      SFD         7.875       7.000     $ 3,335.32      360       1-Oct-30
5856595     AURORA                   CO      80016      SFD         8.500       7.000     $ 4,072.17      360       1-Oct-30
5856698     GREENVILLE               SC      29605      SFD         8.125       7.000     $ 2,338.87      360       1-Nov-30
5856717     ACWORTH                  GA      30101      SFD         8.500       7.000     $ 4,459.70      360       1-Nov-30
5856740     DENVER                   CO      80220      SFD         8.125       7.000     $ 4,068.88      360       1-Oct-30
5856750     SANTA FE                 NM      87010      SFD         8.375       7.000     $ 1,246.52      360       1-Nov-30
5856757     QUEEN CREEK              AZ      85242      SFD         8.375       7.000     $ 2,075.00      360       1-Nov-30
5856765     BRENTWOOD                CA      94513      SFD         8.375       7.000     $ 2,316.70      360       1-Nov-30
5856766     NEW CANAAN               CT      06840      SFD         8.375       7.000     $ 2,850.28      360       1-Nov-30
5857085     WILLIAMSBURG             VA      23185      SFD         8.250       7.000     $ 2,554.31      360       1-Oct-30
5857100     AUSTIN                   TX      78730      SFD         8.375       7.000     $ 2,237.65      360       1-Sep-30
5857106     MARBLEHEAD               OH      43440      SFD         8.250       7.000     $ 2,043.45      360       1-Oct-30
5857125     SCOTTSDALE               AZ      85034      PUD         8.250       7.000     $ 2,371.37      360       1-Oct-30
5857187     MULLICA HILL             NJ      08062      SFD         8.500       7.000     $ 3,215.99      360       1-Nov-30
5857201     MAGNOLIA                 TX      77355      PUD         8.250       7.000     $ 2,272.59      360       1-Oct-30
5857212     SEDONA                   AZ      86351      PUD         8.375       7.000     $   532.05      360       1-Oct-30
5857325     EVANSTON                 IL      60201      SFD         8.500       7.000     $ 3,044.90      360       1-Oct-30
5857353     FALLS CHURCH             VA      22043      PUD         8.375       7.000     $ 4,025.35      360       1-Nov-30
5857397     LIGHTHOUSE POINT         FL      33064      SFD         8.500       7.000     $ 3,075.66      360       1-Nov-30
5857410     SCOTTSDALE               AZ      85262      SFD         8.625       7.000     $ 2,387.81      360       1-Oct-30
5857414     SCOTTSDALE               AZ      85268      PUD         8.250       7.000     $ 2,418.71      360       1-Nov-30
5857429     STATEN ISLAND            NY      10312      PUD         8.875       7.000     $ 1,031.16      360       1-Nov-30
5857448     ROCKVILLE                MD      20853      SFD         8.250       7.000     $ 2,997.56      360       1-Nov-30
5857551     PARKLAND                 FL      33067      PUD         8.000       7.000     $ 3,216.83      360       1-Nov-30
5857575     SUPERIOR                 CO      80027      SFD         8.250       7.000     $ 2,639.76      360       1-Nov-30
5857590     SANTA ROSA               CA      95404      SFD         8.250       7.000     $ 3,005.07      360       1-Nov-30
5857622     BOCA RATON               FL      33433      PUD         8.750       7.000     $ 1,164.32      360       1-Nov-30
5857665     BENNINGTON               NE      68007      SFD         8.250       7.000     $ 3,726.28      360       1-Oct-30
5857671     OCEAN                    NJ      07755      SFD         8.625       7.000     $ 2,916.71      360       1-Oct-30
5857683     VA BEACH                 VA      23455      SFD         8.375       7.000     $ 4,940.47      360       1-Oct-30
5857687     ATLANTA                  GA      30327      SFD         8.625       7.000     $ 2,488.93      360       1-Nov-30
5857817     NORTH CAPTIVA            FL      33924      SFD         8.000       7.000     $ 2,113.24      360       1-Sep-30
5857832     DUXBURY                  MA      02332      SFD         7.750       7.000     $ 3,223.85      360       1-Oct-30
5858146     VIRGINIA BEACH           VA      23451      SFD         8.250       7.000     $ 2,956.99      360       1-Nov-30
5858152     FAIRFIELD                CA      94533      SFD         8.250       7.000     $ 2,662.49      360       1-Nov-30
5858159     BURLINGAME               CA      94010      SFD         8.125       7.000     $ 4,826.23      360       1-Nov-30
5858161     LUTZ                     FL      33549      PUD         8.625       7.000     $ 3,857.84      360       1-Nov-30
5858183     LITTLETON                CO      80128      SFD         8.500       7.000     $ 2,214.47      360       1-Nov-30
5858201     EL DORADO HILLS          CA      95762      SFD         8.750       7.000     $ 3,354.49      360       1-Nov-30
5858212     ESCONDIDO                CA      92029      SFD         8.375       7.000     $ 2,242.21      360       1-Oct-30
5858225     CANYON LAKE              CA      92587      SFD         8.500       7.000     $ 1,575.50      360       1-Nov-30
5858238     BENICIA                  CA      94510      SFD         8.000       7.000     $ 2,436.10      360       1-Nov-30
5858245     KILLINGWORTH             CT      06419      SFD         8.750       7.000     $ 2,360.10      360       1-Nov-30
5858258     SAN JOSE                 CA      95127      MF2         8.250       7.000     $ 3,005.07      360       1-Nov-30
5858266     FREMONT                  CA      94538      SFD         8.125       7.000     $ 2,613.59      360       1-Nov-30
5858276     SAN FRANCISCO            CA      94112      SFD         8.250       7.000     $ 3,568.52      360       1-Nov-30
5858284     LIVERMORE                CA      94550      SFD         8.625       7.000     $ 2,793.82      360       1-Nov-30
5858296     SAN JOSE                 CA      95122      SFD         8.375       7.000     $ 2,128.20      360       1-Nov-30
5858297     PACIFICA                 CA      94044      SFD         8.500       7.000     $ 2,406.70      360       1-Nov-30
5858302     NEWTON                   MA      02461      SFD         8.500       7.000     $ 2,468.21      360       1-Nov-30
5858339     UNION CITY               CA      94587      SFD         8.250       7.000     $ 2,404.05      360       1-Nov-30
5858340     ACAMPO                   CA      95220      SFD         8.375       7.000     $ 1,550.55      360       1-Nov-30
5858345     SHERMAN OAKS             CA      91403      SFD         8.500       7.000     $ 2,895.73      360       1-Nov-30
5858351     OWINGS MILLS             MD      21117      SFD         8.125       7.000     $ 1,400.72      360       1-Nov-30
5858353     UNION CITY               CA      94587      SFD         8.000       7.000     $ 3,250.58      360       1-Nov-30
5858355     ANTIOCH                  CA      94509      SFD         8.625       7.000     $ 2,142.42      360       1-Nov-30
5858384     GERMANTOWN               MD      20874      SFD         8.250       7.000     $ 2,027.67      360       1-Nov-30
5858541     CARY                     NC      27513      PUD         8.500       7.000     $ 3,567.76      360       1-Sep-30
5858565     TUCSON                   AZ      85749      SFD         8.500       7.000     $ 2,460.52      360       1-Sep-30
5858587     GREAT NECK               NY      11020      SFD         8.750       7.000     $ 1,966.76      360       1-Oct-30
5858704     MARTINEZ                 CA      94553      SFD         8.125       7.000     $ 2,413.12      360       1-Oct-30
5858976     TRACY                    CA      95376      SFD         7.750       7.000     $ 2,016.70      360       1-Nov-30
5859828     ROCKLIN                  CA      95765      SFD         8.375       7.000     $ 2,090.20      360       1-Oct-30
5860973     VIRGINIA BEACH           VA      23452      SFD         8.500       7.000     $ 2,729.64      360       1-Oct-30
5861022     SCOTTSDALE               AZ      85331      SFD         8.500       7.000     $ 2,568.94      360       1-Oct-30
5861033     APPLE VALLEY             MN      55124      SFD         8.250       7.000     $ 2,386.02      360       1-Oct-30
5861046     DELAWARE                 OH      43015      SFD         8.250       7.000     $ 2,028.42      360       1-Oct-30
5861058     WEST BLOOMFIELD          MI      48323      SFD         8.500       7.000     $ 2,420.54      360       1-Oct-30
5861064     MILWAUKEE                WI      53211      SFD         8.250       7.000     $ 2,506.23      360       1-Oct-30
5861079     GREENWOOD                IN      46143      SFD         8.250       7.000     $ 2,157.64      360       1-Oct-30
5861087     NICEVILLE                FL      32578      SFD         8.500       7.000     $ 2,460.53      360       1-Sep-30
5861172     PEACHTREE CITY           GA      30269      SFD         8.250       7.000     $ 1,990.86      360       1-Oct-30
5861206     STILLWATER               MN      55082      SFD         8.250       7.000     $ 2,479.18      360       1-Oct-30
5861288     GROSSE ILE TOWNSHIP      MI      48138      SFD         8.375       7.000     $ 2,280.22      360       1-Jun-30
5861324     FT WALTON BEACH          FL      32547      SFD         8.375       7.000     $   650.62      360       1-Aug-30
5861345     HINCKLEY                 MN      55037      SFD         8.375       7.000     $   570.05      360       1-Aug-30
5861358     BROOK PARK               MN      55007      SFD         8.250       7.000     $   560.66      240       1-Aug-20
5861372     PINE CITY                MN      55063      SFD         8.375       7.000     $ 1,094.50      360       1-Aug-30
5861386     MOOSE LAKE               MN      55767      SFD         8.250       7.000     $   823.39      360       1-Sep-30
5861395     STURGEON LAKE            MN      55783      SFD         8.625       7.000     $   700.01      360       1-Aug-30
5861431     BEAVER                   OR      97108      SFD         8.250       7.000     $   743.75      360       1-Aug-30
5861442     CROMWELL                 MN      55726      SFD         8.250       7.000     $   751.27      360       1-Sep-30
5861449     TILLAMOOK                OR      97141      SFD         8.250       7.000     $   661.11      360       1-Oct-30
5861500     BUCKINGHAM               PA      18901      SFD         8.375       7.000     $ 2,508.24      360       1-Oct-30
5861529     CHESTERFIELD             MO      63017      SFD         8.500       7.000     $ 2,316.74      360       1-Oct-30
5861530     WATCHUNG                 NJ      07060      PUD         8.750       7.000     $ 2,360.10      360       1-Oct-30
5861607     SHAKER HEIGHTS           OH      44122      SFD         8.500       7.000     $ 3,037.21      360       1-Oct-30
5861612     ARLINGTON HEIGHTS        IL      60004      SFD         8.375       7.000     $ 2,439.84      360       1-Oct-30
5861613     PANAMA CITY              FL      32401      SFD         8.250       7.000     $ 3,230.45      360       1-Oct-30
5861624     ALEXANDER CITY           AL      35010      SFD         7.875       7.000     $ 2,755.26      360       1-Oct-30
5861627     SOLANA BEACH             CA      92075      LCO         8.250       7.000     $ 2,193.70      360       1-Oct-30
5861635     LITTLETON                CO      80127      SFD         8.375       7.000     $ 1,976.19      360       1-Oct-30
5861649     GERMANTOWN               MD      20874      PUD         7.750       7.000     $ 2,005.95      360       1-Oct-30
5861651     WASHINGTON               DC      20002      SFD         7.750       7.000     $ 2,865.65      360       1-Oct-30
5861659     OKLAHOMA CITY            OK      73013      SFD         8.250       7.000     $ 2,824.76      360       1-Oct-30
5861660     CONCORD                  CA      94519      SFD         8.500       7.000     $ 1,999.18      360       1-Oct-30
5861673     AUSTIN                   TX      78746      SFD         8.125       7.000     $ 4,826.23      360       1-Oct-30
5861871     PICKERINGTON             OH      43147      SFD         7.500       7.000     $ 2,472.78      360       1-Nov-30
5861946     HINCKLEY                 MN      55037      SFD         8.625       7.000     $   350.01      360       1-Sep-30
5862000     ARROYO GRANDE            CA      93420      SFD         8.250       7.000     $ 2,343.96      360       1-Sep-30
5862026     GILROY                   CA      95020      SFD         8.375       7.000     $ 2,394.23      360       1-Oct-30
5862258     SHERMAN                  CT      06784      SFD         8.750       7.000     $ 2,225.33      338       1-Nov-28
5862665     CHARLESTOWN              MD      21914      SFD         7.000       6.733     $ 2,494.89      360       1-Jun-29
5863650     WASHINGTON               DC      20016      SFD         8.000       7.000     $ 3,668.83      360       1-Oct-30
5863656     ASHBURN                  VA      20147      SFD         7.750       7.000     $ 2,722.37      360       1-Nov-30
5863688     ALEXANDRIA               VA      22309      SFD         8.250       7.000     $ 2,253.80      360       1-Oct-30
5863695     RESTON                   VA      20190      SFD         8.250       7.000     $ 2,503.23      360       1-Oct-30
5863715     BURTONSVILLE             MD      20866      SFD         7.625       7.000     $ 2,414.70      360       1-Nov-30
5863746     MCLEAN                   VA      22101      SFD         8.000       7.000     $ 3,932.98      360       1-Oct-30
5863747     CENTREVILLE              VA      20120      SFD         8.125       7.000     $ 2,405.70      360       1-Oct-30
5863757     GREAT FALLS              VA      22066      SFD         7.750       7.000     $ 3,438.78      360       1-Nov-30
5863767     POTOMAC                  MD      20854      SFD         8.375       7.000     $ 2,906.52      360       1-Oct-30
5863778     ASHBURN                  VA      20147      SFD         8.000       7.000     $ 2,584.54      360       1-Nov-30
5863792     WASHINGTON               DC      20015      SFD         7.750       7.000     $ 3,725.35      360       1-Nov-30
5863801     OAK HILL                 VA      20171      SFD         8.000       7.000     $ 3,047.77      360       1-Nov-30
5863808     CENTREVILLE              VA      20120      SFD         8.000       7.000     $ 3,375.32      360       1-Nov-30
5863822     MONTCLAIR                NJ      07042      SFD         8.625       7.000     $ 4,946.75      360       1-Oct-30
5863853     GAITHERSBURG             MD      20878      SFD         8.125       7.000     $ 2,417.58      360       1-Nov-30
5863867     GREAT FALLS              VA      22066      SFD         8.375       7.000     $ 4,560.44      360       1-Nov-30
5864225     ELKHORN                  NE      68022      SFD         8.250       7.000     $ 2,163.65      360       1-Nov-30
5864235     ALBUQUERQUE              NM      87111      SFD         8.375       7.000     $ 3,420.33      360       1-Oct-30
5864242     EDEN PRAIRIE             MN      55347      SFD         8.250       7.000     $ 2,817.25      360       1-Oct-30
5864262     BIRMINGHAM               AL      35226      SFD         8.375       7.000     $ 2,523.44      360       1-Oct-30
5864315     MCGREGOR                 TX      76657      SFD         8.375       7.000     $ 2,660.25      360       1-Nov-30
5864330     FORT MYERS               FL      33901      SFD         8.500       7.000     $ 3,652.34      360       1-Oct-30
5864338     FISHERS                  IN      46038      SFD         8.250       7.000     $ 2,779.69      360       1-Nov-30
5864350     DEXTER                   MI      48130      SFD         8.250       7.000     $ 3,125.27      360       1-Oct-30
5865875     UNION CITY               CA      94587      SFD         8.250       7.000     $ 1,983.34      360       1-Nov-30
5866566     OSWEGO                   IL      60543      SFD         8.375       7.000     $ 1,863.22      360       1-Sep-30
5867279     WOODSTOCK                NY      12498      SFD         8.375       7.000     $ 2,128.21      360       1-Nov-30
5867634     IRVINE                   CA      92602      SFD         8.250       7.000     $ 2,472.42      360       1-Oct-30
5867645     CARROLLTON               TX      75010      SFD         8.250       7.000     $ 2,301.13      360       1-Oct-30
5867658     MADISON                  AL      35758      SFD         7.875       7.000     $ 2,755.27      360       1-Nov-30
5867674     HIGH POINT               NC      27262      SFD         8.125       7.000     $ 2,880.89      360       1-Oct-30
5867680     CEDAR RAPIDS             IA      52402      SFD         7.875       7.000     $ 3,190.31      360       1-Nov-30
5869600     NEWPORT                  MI      48166      SFD         8.125       7.000     $ 2,346.29      360       1-Apr-30
5870053     ADA                      MI      49301      HCO         8.375       7.000     $ 2,353.18      360       1-Oct-30
5871519     HOLLISTER                CA      95023      SFD         8.875       7.000     $ 2,154.21      360       1-Oct-30
5871541     ELK TOWNSHIP             NJ      08028      SFD         8.375       7.000     $ 2,097.80      360       1-Oct-30
5871580     MESA                     AZ      85207      SFD         8.250       7.000     $ 4,116.95      360       1-Oct-30
5872632     SUPERIOR                 CO      80027      SFD         8.000       7.000     $ 1,775.71      360       1-Sep-30
5872639     LEESBURG                 GA      31763      SFD         8.500       7.000     $   768.91      360       1-Oct-30
5872645     MINNEAPOLIS              MN      55424      SFD         8.250       7.000     $ 2,584.36      360       1-Oct-30
5872648     LONGMONT                 CO      80501      SFD         8.625       7.000     $ 1,477.80      360       1-Oct-30
5872651     PHOENIX                  MD      21131      SFD         8.625       7.000     $ 1,633.36      360       1-Oct-30
5872660     COLUMBIA                 MD      21044      SFD         8.375       7.000     $ 2,698.26      360       1-Nov-30
5872679     INDIANAPOLIS             IN      46250      SFD         8.250       7.000     $ 2,298.88      360       1-Nov-30
5872769     SAGINAW                  TX      76179      SFD         8.500       7.000     $ 1,268.71      360       1-Sep-30
5872777     LONG BEACH TOWNSHIP      NJ      08008      SFD         8.750       7.000     $ 2,171.29      360       1-Aug-30
5872815     TAMPA                    FL      33626      SFD         7.875       7.000     $ 3,226.56      360       1-Dec-30
5872841     GRAHANNA                 OH      43230      SFD         7.875       7.000     $ 2,465.24      360       1-Nov-30
5872865     FLOWER MOUND             TX      75028      PUD         7.875       7.000     $ 2,211.46      360       1-Nov-30
5872936     FRANKLIN                 TN      37064      SFD         8.625       7.000     $ 2,474.93      360       1-Oct-30
5872989     CHEVY CHASE              MD      20815      SFD         8.250       7.000     $ 2,854.81      360       1-Oct-30
5872997     NEWTOWN                  CT      06482      SFD         8.250       7.000     $ 2,501.72      360       1-Nov-30
5873004     RALEIGH                  NC      27612      SFD         8.125       7.000     $ 2,583.89      360       1-Oct-30
5873053     WARRENTON                VA      20187      SFD         8.375       7.000     $ 2,425.39      360       1-Oct-30
5873064     CORAL GABLES             FL      33133      SFD         8.250       7.000     $ 2,603.14      360       1-Oct-30

WFMBS
WFMBS 2001-03 EXHIBIT 3
30 YEAR FIXED RATE NON-RELOCATION LOANS (cont'd)


(i)           (ix)                (x)       (xi)       (xii)        (xiii)     (xiv)       (xv)
--------      ---------------     ------    -------    ---------    -------    -------    --------
              CUT-OFF
MORTGAGE      DATE                                     MORTGAGE                MASTER     FIXED
LOAN          PRINCIPAL                                INSURANCE    SERVICE    SERVICE    RETAINED
NUMBER        BALANCE              LTV      SUBSIDY    CODE         FEE        FEE        YIELD
--------      ---------------     ------    -------    ---------    -------    -------    --------
5089903       $    354,641.28      78.60                             0.250      0.017       0.000
5770607       $    268,461.03     100.00                             0.250      0.017       1.483
5784869       $    334,488.98      58.02                             0.250      0.017       1.108
5785868       $    621,581.88      73.53                             0.250      0.017       1.358
5789671       $    348,839.65      80.46                             0.250      0.017       0.858
5791360       $    338,043.67      77.22                             0.250      0.017       1.233
5793010       $    272,590.83      89.04                  33         0.250      0.017       0.983
5794743       $    335,369.09      80.00                             0.250      0.017       1.108
5797281       $    303,619.00      79.90                             0.250      0.017       0.983
5798751       $    362,097.90      80.00                             0.250      0.017       1.108
5798762       $    499,392.05      72.46                             0.250      0.017       1.233
5800551       $    395,256.41      90.00                  12         0.250      0.017       1.108
5801044       $    498,286.78      67.11                             0.250      0.017       1.608
5801414       $    283,466.54      80.00                             0.250      0.017       1.108
5801848       $    271,502.17      80.00                             0.250      0.017       1.233
5802266       $    374,028.05      90.00                  13         0.250      0.017       1.358
5802562       $    348,523.92      79.18                             0.250      0.017       0.608
5803161       $    323,262.95      69.15                             0.250      0.017       0.983
5803204       $    348,538.82      69.99                             0.250      0.017       0.733
5804926       $    295,471.94      79.78                             0.250      0.017       1.358
5806510       $    263,209.36      89.80                             0.250      0.017       1.358
5807308       $    306,916.66      79.97                             0.250      0.017       1.233
5807324       $    320,687.05      90.00                  17         0.250      0.017       1.233
5807414       $    103,814.47      80.00                             0.250      0.017       1.233
5807439       $    301,524.67      94.42                  11         0.250      0.017       1.283
5808032       $    278,777.44      90.00                  12         0.250      0.017       1.233
5808061       $    264,849.75      90.00                  12         0.250      0.017       1.233
5808096       $    385,811.03      87.95                  06         0.250      0.017       1.233
5808389       $    375,611.62      59.90                             0.250      0.017       1.108
5808431       $     92,286.84      69.98                             0.250      0.017       1.858
5809194       $    358,542.54      80.00                             0.250      0.017       1.233
5813022       $    260,344.26      90.00                  12         0.250      0.017       1.108
5817521       $    469,094.70      69.63                             0.250      0.017       0.983
5820216       $    399,045.12      79.69                             0.250      0.017       1.358
5820222       $    333,372.84      80.00                             0.250      0.017       1.108
5820726       $    418,941.77      80.00                             0.250      0.017       1.108
5821584       $    598,492.56      77.92                             0.250      0.017       1.108
5821661       $    497,838.99      72.85                             0.250      0.017       1.483
5821670       $    403,035.55      80.00                             0.250      0.017       1.358
5821828       $    355,171.69      80.00                             0.250      0.017       1.483
5821852       $    367,098.72      79.98                             0.250      0.017       1.233
5822027       $    311,235.84      80.00                             0.250      0.017       1.233
5822034       $    319,615.32      84.99                  13         0.250      0.017       1.233
5822097       $    648,487.65      73.18                             0.250      0.017       1.483
5822660       $    110,927.68      80.00                             0.250      0.017       1.233
5822852       $    379,069.36      80.00                             0.250      0.017       1.233
5822873       $     87,102.04      60.21                             0.250      0.017       1.608
5822875       $    319,236.09      80.00                             0.250      0.017       1.358
5822879       $    296,054.35      80.00                             0.250      0.017       1.108
5822891       $    341,349.75      79.95                             0.250      0.017       0.983
5822892       $     99,773.27      68.97                             0.250      0.017       1.608
5822898       $     78,901.26      70.00                             0.250      0.017       1.108
5822899       $    344,410.14      71.20                             0.250      0.017       0.983
5822907       $    568,531.06      61.96                             0.250      0.017       0.983
5822922       $    229,422.14      61.33                             0.250      0.017       1.108
5822930       $    307,226.20      80.00                             0.250      0.017       1.108
5822968       $    350,265.40      80.00                             0.250      0.017       1.358
5822977       $     99,349.78      80.00                             0.250      0.017       1.108
5822979       $    129,681.61      60.47                             0.250      0.017       1.233
5822987       $    303,136.49      79.99                             0.250      0.017       1.108
5822992       $    191,505.21      80.00                             0.250      0.017       0.983
5822994       $    314,208.60      75.00                             0.250      0.017       1.108
5823003       $    351,181.00      80.00                             0.250      0.017       1.483
5823039       $    427,722.70      80.00                             0.250      0.017       1.108
5823046       $    273,226.58      54.82                             0.250      0.017       1.233
5823070       $    343,178.80      80.00                             0.250      0.017       1.358
5823071       $    305,948.86      79.99                             0.250      0.017       1.233
5823075       $    339,943.76      80.00                             0.250      0.017       1.108
5823080       $    119,658.97      76.43                             0.250      0.017       1.233
5823081       $    139,654.84      80.00                             0.250      0.017       1.233
5823085       $    448,869.46      63.83                             0.250      0.017       1.108
5823087       $    458,844.32      80.00                             0.250      0.017       1.108
5823093       $    136,269.04      68.50                             0.250      0.017       1.483
5823094       $    311,175.32      80.00                             0.250      0.017       0.858
5823096       $    271,367.12      80.00                             0.250      0.017       1.483
5823105       $    343,157.53      80.00                             0.250      0.017       1.233
5823120       $    343,062.34      80.00                             0.250      0.017       1.483
5823247       $    111,221.51      80.00                             0.250      0.017       1.483
5823259       $    648,408.10      62.14                             0.250      0.017       1.233
5823270       $    307,245.65      80.00                             0.250      0.017       1.233
5823273       $    319,196.01      80.00                             0.250      0.017       1.108
5823300       $    312,271.77      76.34                             0.250      0.017       1.483
5823301       $    298,852.80      83.33                  06         0.250      0.017       1.233
5823311       $    347,103.16      80.00                             0.250      0.017       0.983
5823314       $    291,284.86      80.00                             0.250      0.017       1.233
5823323       $    293,216.22      79.99                             0.250      0.017       1.483
5823419       $    299,301.97      87.61                  06         0.250      0.017       1.483
5823438       $    282,306.89      79.72                             0.250      0.017       1.233
5823495       $    303,184.27      80.00                             0.250      0.017       1.483
5823521       $    366,074.03      80.00                             0.250      0.017       1.358
5823531       $    470,901.80      80.00                             0.250      0.017       1.483
5823627       $    363,951.26      95.00                  12         0.250      0.017       1.483
5823640       $    283,304.48      80.00                             0.250      0.017       1.233
5823673       $    187,551.19      80.00                             0.250      0.017       1.358
5823709       $    224,232.61      52.33                             0.250      0.017       1.233
5823723       $    303,292.70      80.00                             0.250      0.017       1.483
5823733       $    284,154.20      80.00                             0.250      0.017       1.608
5823743       $    261,341.76      79.39                             0.250      0.017       1.108
5823749       $    314,248.03      63.00                             0.250      0.017       1.358
5823788       $    129,643.72      72.22                             0.250      0.017       1.483
5823796       $    303,236.04      80.00                             0.250      0.017       1.108
5823813       $    303,255.46      80.00                             0.250      0.017       1.233
5824163       $     84,729.74      41.81                             0.250      0.017       1.358
5824957       $    379,092.88      80.00                             0.250      0.017       1.358
5824986       $    473,866.06      72.54                             0.250      0.017       1.358
5824996       $    553,651.26      75.41                             0.250      0.017       1.608
5825871       $    398,814.32      88.89                  06         1.050      0.017       0.608
5825979       $    452,289.53      90.00                  06         0.800      0.017       0.983
5827929       $    274,521.86      52.38                             0.250      0.017       1.483
5828193       $    378,190.49      95.00                  13         0.250      0.017       1.608
5829081       $    115,228.48      74.98                             0.250      0.017       1.608
5829961       $    284,014.10      64.04                             0.250      0.017       1.233
5830091       $    570,562.93      80.00                             0.250      0.017       1.108
5830398       $    375,125.20      80.00                             0.250      0.017       1.483
5831449       $    315,264.80      80.00                             0.250      0.017       1.483
5831559       $    187,063.77      75.00                             0.250      0.017       1.483
5831800       $    278,476.10      90.00                  06         0.250      0.017       1.108
5831807       $    389,114.52      54.39                             0.250      0.017       1.233
5831809       $    319,399.11      80.00                             0.250      0.017       1.108
5831810       $    380,302.63      76.20                             0.250      0.017       1.233
5832045       $    431,228.18      79.27                             0.250      0.017       1.483
5832280       $    140,201.18      90.00                  38         0.250      0.017       0.483
5832281       $     67,850.36      80.00                             0.250      0.017       1.108
5832283       $     91,878.83      51.11                             0.250      0.017       0.858
5832285       $     75,745.60      86.25                  38         0.250      0.017       1.108
5832287       $     64,861.22      84.42                  38         0.250      0.017       1.108
5832297       $     79,051.28      90.00                  38         0.250      0.017       1.108
5832302       $    134,505.33      84.80                  38         0.250      0.017       0.983
5832311       $    120,835.61      89.63                  38         0.250      0.017       0.983
5832893       $    399,248.91      64.52                             0.250      0.017       1.108
5832951       $    279,296.55      80.00                             0.250      0.017       1.108
5832955       $    298,749.31      64.94                             0.250      0.017       1.108
5832975       $    498,775.45      60.61                             0.250      0.017       1.233
5832992       $    479,143.70      80.00                             0.250      0.017       1.358
5833077       $    351,103.78      80.00                             0.250      0.017       1.358
5833167       $    368,940.65      80.00                             0.250      0.017       1.358
5833548       $    334,158.32      75.28                             0.250      0.017       1.108
5833864       $    187,562.57      78.99                             0.250      0.017       1.483
5833893       $    457,875.89      90.00                  06         0.250      0.017       1.233
5833900       $    379,069.36      80.00                             0.250      0.017       1.233
5833933       $    299,436.68      31.91                             0.250      0.017       1.108
5833991       $    299,436.68      55.05                             0.250      0.017       1.108
5834018       $    295,458.22      80.00                             0.250      0.017       1.233
5834029       $    306,543.72      80.00                             0.250      0.017       1.608
5834210       $    169,641.43      64.27                             0.250      0.017       1.483
5834409       $    163,707.41      80.00                             0.250      0.017       1.358
5834592       $    319,457.83      80.00                             0.250      0.017       1.608
5834607       $    154,610.97      80.00                             0.250      0.017       1.108
5834904       $    264,502.38      89.83                  12         0.250      0.017       1.108
5836483       $    434,323.81      79.11                             0.250      0.017       1.358
5836616       $    307,226.20      80.00                             0.250      0.017       1.108
5838895       $    267,259.92      90.00                  06         0.250      0.017       1.233
5838905       $    227,613.66      80.00                             0.250      0.017       1.608
5838924       $    463,172.23      80.00                             0.250      0.017       1.358
5838944       $    284,244.54      67.02                             0.250      0.017       1.108
5838961       $    295,113.54      80.00                             0.250      0.017       1.358
5839020       $    316,296.68      57.23                             0.250      0.017       1.483
5839361       $    244,574.03      75.38                             0.250      0.017       1.483
5839528       $    345,595.04      75.00                             0.250      0.017       1.233
5839760       $    154,730.50      67.39                             0.250      0.017       1.483
5839805       $    478,123.03      52.55                             0.250      0.017       1.108
5839895       $    200,584.57      74.90                             0.250      0.017       1.608
5839914       $    848,403.95      62.68                             0.250      0.017       1.108
5839947       $    169,281.49      77.27                             0.250      0.017       1.233
5839979       $    454,331.20      80.00                             0.250      0.017       1.108
5839989       $     79,835.13      71.75                             0.250      0.017       1.483
5840009       $    285,473.97      94.99                  13         0.250      0.017       0.733
5840014       $     90,729.30      69.98                             0.250      0.017       1.108
5840045       $    499,061.11      80.00                             0.250      0.017       1.108
5840067       $    221,152.61      79.99                             0.250      0.017       1.108
5840216       $    383,278.95      80.00                             0.250      0.017       1.108
5840221       $    289,246.24      95.00                  24         0.250      0.017       1.483
5840222       $    121,383.07      79.95                             0.250      0.017       1.358
5840235       $    159,469.70      79.99                             0.250      0.017       1.483
5840634       $    261,390.41      68.95                             0.250      0.017       1.483
5840712       $    367,550.27      78.40                             0.250      0.017       1.483
5840765       $    338,914.59      85.00                  06         0.250      0.017       1.233
5840841       $    748,255.02      75.00                             0.250      0.017       1.483
5840866       $    296,819.53      80.00                             0.250      0.017       1.358
5840895       $    419,269.78      80.00                             0.250      0.017       1.483
5840995       $    207,609.44      77.04                             0.250      0.017       1.108
5840998       $    199,485.96      61.54                             0.250      0.017       1.358
5841016       $    471,342.80      75.00                             0.250      0.017       1.233
5841017       $    279,296.55      58.33                             0.250      0.017       1.108
5841020       $    343,453.88      79.99                             0.250      0.017       1.108
5841022       $    291,978.20      90.00                  12         0.250      0.017       1.358
5841025       $    386,052.19      68.50                             0.250      0.017       1.233
5841041       $    321,703.32      80.00                             0.250      0.017       1.108
5841049       $    340,060.25      84.87                  12         0.250      0.017       1.108
5841153       $    946,992.76      80.00                             0.250      0.017       1.608
5841180       $    318,748.42      80.00                             0.250      0.017       1.108
5841316       $    399,248.91      80.00                             0.250      0.017       1.108
5841341       $    303,044.30      69.16                             0.250      0.017       1.233
5841369       $     44,895.29      11.25                             0.250      0.017       1.483
5841415       $     97,771.97      56.00                             0.250      0.017       1.483
5841428       $    284,414.14      65.52                             0.250      0.017       1.108
5841431       $    349,391.49      77.80                             0.250      0.017       1.483
5841435       $    297,283.71      95.00                  11         0.250      0.017       1.233
5841438       $    379,286.49      63.12                             0.250      0.017       1.108
5841459       $    689,714.31      74.87                             0.250      0.017       1.358
5841466       $    279,474.22      80.00                             0.250      0.017       1.108
5841478       $    449,197.24      60.00                             0.250      0.017       1.358
5841485       $    344,384.55      62.74                             0.250      0.017       1.358
5841491       $    449,155.02      60.00                             0.250      0.017       1.108
5841497       $    339,361.57      74.40                             0.250      0.017       1.108
5841510       $    270,200.13      95.00                  12         0.250      0.017       1.358
5841524       $    558,176.47      80.00                             0.250      0.017       1.233
5841559       $    319,399.14      80.00                             0.250      0.017       1.108
5841674       $    315,421.61      80.00                             0.250      0.017       1.233
5841683       $    298,883.96      79.37                             0.250      0.017       1.108
5841693       $    115,798.30      80.00                             0.250      0.017       1.483
5842156       $    405,977.45      80.00                             0.250      0.017       1.108
5842181       $    239,460.89      79.99                             0.250      0.017       1.233
5842226       $    287,135.56      80.00                             0.250      0.017       1.358
5842324       $    331,392.32      80.00                             0.250      0.017       1.233
5842744       $    314,428.02      78.75                             0.250      0.017       1.358
5842767       $    399,166.83      80.00                             0.250      0.017       1.233
5843265       $    345,666.16      89.99                  11         0.250      0.017       1.233
5843384       $    382,584.50      80.00                             0.250      0.017       1.358
5843403       $    333,410.22      89.99                  13         0.250      0.017       1.108
5843430       $    294,007.48      86.74                  06         0.250      0.017       1.108
5843441       $    873,439.04      56.45                             0.250      0.017       1.358
5844120       $    299,625.76      75.00                             0.250      0.017       1.108
5844155       $    359,539.30      67.16                             0.250      0.017       0.983
5845590       $    272,296.45      78.00                             0.250      0.017       0.983
5845604       $    266,498.63      71.20                             0.250      0.017       1.108
5845611       $    347,346.56      80.00                             0.250      0.017       1.108
5845618       $    419,063.04      80.00                             0.250      0.017       1.108
5845625       $    549,718.02      66.79                             0.250      0.017       1.483
5845627       $    283,007.09      90.00                  11         0.250      0.017       1.483
5845659       $    498,836.64      76.92                             0.250      0.017       1.483
5845688       $    319,216.27      80.00                             0.250      0.017       1.233
5845696       $    379,286.44      80.00                             0.250      0.017       1.108
5845739       $    322,881.70      95.00                  33         1.150      0.017       0.608
5845817       $    311,036.35      78.94                             0.250      0.017       1.233
5845824       $    287,472.84      80.00                             0.250      0.017       1.233
5845923       $    291,208.40      79.99                             0.250      0.017       0.733
5847467       $    270,653.21      65.30                             0.250      0.017       0.983
5847963       $    379,907.76      59.70                             0.250      0.017       1.233
5848116       $    505,998.87      80.00                             0.250      0.017       1.108
5848162       $    550,852.67      80.00                             0.250      0.017       0.983
5848218       $    401,245.17      77.74                             0.250      0.017       1.108
5848312       $    336,966.10      80.00                             0.250      0.017       1.108
5848348       $    423,203.85      80.00                             0.250      0.017       1.108
5848377       $    336,733.37      89.97                  06         0.250      0.017       0.858
5848378       $    598,753.09      72.73                             0.250      0.017       0.608
5848423       $    333,090.62      75.00                             0.250      0.017       0.858
5848470       $    279,500.50      80.00                             0.250      0.017       1.358
5848612       $    294,471.94      80.00                             0.250      0.017       1.358
5848637       $    289,441.42      79.45                             0.250      0.017       0.983
5848644       $    287,445.25      80.00                             0.250      0.017       0.983
5848675       $    274,483.63      79.94                             0.250      0.017       1.108
5848703       $    349,117.43      84.34                  12         0.250      0.017       1.108
5848830       $    394,258.29      79.80                             0.250      0.017       1.108
5848837       $    314,408.52      90.00                  12         0.250      0.017       1.108
5848845       $    343,178.80      80.00                             0.250      0.017       1.358
5848857       $    298,837.80      74.96                             0.250      0.017       1.108
5848927       $    532,971.43      80.00                             0.250      0.017       0.983
5849043       $    308,392.53      72.69                             0.250      0.017       0.983
5851193       $    586,895.92      80.00                             0.250      0.017       1.108
5853600       $    309,402.87      66.81                             0.250      0.017       0.983
5853612       $    383,495.92      80.00                             0.250      0.017       0.858
5853618       $    299,422.14      61.86                             0.250      0.017       0.983
5853629       $    269,663.20      73.97                             0.250      0.017       1.108
5853663       $    429,232.89      68.25                             0.250      0.017       1.358
5853723       $    293,460.69      81.61                  24         0.250      0.017       1.483
5853750       $    384,859.92      63.02                             0.250      0.017       1.233
5853761       $    329,380.35      56.67                             0.250      0.017       1.108
5853779       $    510,578.43      80.00                             0.250      0.017       1.233
5853818       $    335,384.37      80.00                             0.250      0.017       1.233
5853829       $    498,867.89      60.98                             0.250      0.017       1.108
5853830       $    263,919.09      80.00                             0.250      0.017       1.358
5853854       $    649,209.67      69.15                             0.250      0.017       1.233
5853859       $    288,557.90      80.00                             0.250      0.017       1.233
5853863       $    598,929.62      60.00                             0.250      0.017       1.358
5853870       $    324,478.99      76.47                             0.250      0.017       1.233
5853874       $    369,339.94      64.91                             0.250      0.017       1.358
5853875       $    310,430.78      79.99                             0.250      0.017       1.233
5854412       $    291,644.95      80.00                             0.250      0.017       1.233
5854446       $    292,153.38      75.00                             0.250      0.017       1.358
5854453       $    204,116.00      23.78                             0.250      0.017       1.108
5854487       $    375,530.97      80.00                             0.250      0.017       1.108
5854488       $    284,478.38      67.06                             0.250      0.017       1.233
5854501       $    331,956.17      85.00                  24         0.250      0.017       1.358
5854509       $    289,527.26      59.18                             0.250      0.017       1.108
5854518       $    299,450.91      77.62                             0.250      0.017       1.233
5854520       $    335,586.70      49.20                             0.250      0.017       1.233
5854522       $    237,517.72      64.32                             0.250      0.017       0.733
5854530       $    354,288.17      77.17                             0.250      0.017       1.358
5854538       $    459,467.58      69.70                             0.250      0.017       1.483
5854548       $    509,347.34      69.86                             0.250      0.017       0.983
5854579       $    184,763.26      64.91                             0.250      0.017       0.983
5854586       $    549,310.13      47.83                             0.250      0.017       1.233
5854589       $    599,307.08      75.00                             0.250      0.017       1.483
5854599       $    289,495.80      74.36                             0.250      0.017       1.483
5854611       $    118,256.05      80.00                             0.250      0.017       1.233
5854621       $    515,356.32      80.00                             0.250      0.017       1.108
5854629       $    151,564.87      79.92                             0.250      0.017       1.108
5854642       $    135,335.24      79.94                             0.250      0.017       1.233
5854645       $    440,219.48      80.00                             0.250      0.017       1.108
5854648       $    297,618.78      60.00                             0.250      0.017       1.108
5854653       $    559,353.27      70.00                             0.250      0.017       1.483
5854655       $    461,423.69      76.74                             0.250      0.017       1.108
5854661       $    384,438.94      90.00                  01         0.250      0.017       0.858
5854665       $    389,014.13      67.74                             0.250      0.017       1.108
5854676       $    296,349.46      80.00                             0.250      0.017       0.983
5854680       $    352,552.08      80.00                             0.250      0.017       0.858
5854687       $    309,680.82      70.48                             0.250      0.017       0.483
5854819       $    303,590.70      80.00                             0.250      0.017       0.733
5854820       $    244,717.05      40.83                             0.250      0.017       1.483
5854825       $    284,407.72      75.00                             0.250      0.017       0.608
5854832       $    296,010.91      80.00                             0.250      0.017       0.858
5854840       $    293,633.26      80.00                             0.250      0.017       1.108
5854842       $    391,282.52      80.00                             0.250      0.017       1.233
5854844       $    349,585.25      80.00                             0.250      0.017       1.358
5854869       $    331,373.98      74.99                             0.250      0.017       0.858
5854892       $    160,163.03      80.00                             0.250      0.017       1.233
5854958       $    302,976.22      80.00                             0.250      0.017       0.858
5854966       $    517,466.98      72.52                             0.250      0.017       1.108
5854975       $    388,288.03      67.65                             0.250      0.017       1.233
5854979       $    608,873.82      80.00                             0.250      0.017       1.233
5854987       $    321,061.10      77.59                             0.250      0.017       0.858
5855041       $    298,424.06      74.94                             0.250      0.017       0.983
5855055       $    324,373.99      76.47                             0.250      0.017       0.983
5855186       $    279,460.66      73.68                             0.250      0.017       0.983
5855199       $    399,488.11      65.36                             0.250      0.017       0.983
5855587       $    320,629.29      79.85                             0.250      0.017       1.483
5855592       $    319,489.81      80.00                             0.250      0.017       0.983
5855603       $    231,397.03      75.00                             0.250      0.017       1.358
5855609       $    301,974.97      80.00                             0.250      0.017       0.608
5855611       $    411,685.79      90.00                  12         0.250      0.017       1.108
5855623       $    339,136.42      80.00                             0.250      0.017       0.858
5855643       $    347,576.87      80.00                             0.250      0.017       1.233
5855657       $    189,768.97      69.09                             0.250      0.017       1.233
5855666       $    381,523.46      65.86                             0.250      0.017       1.108
5855707       $    273,099.22      80.00                             0.250      0.017       1.233
5855733       $    227,549.54      80.00                             0.250      0.017       0.858
5855738       $    334,544.23      79.76                             0.250      0.017       1.233
5855816       $    437,812.76      74.70                             0.250      0.017       0.983
5855962       $    379,525.98      80.00                             0.250      0.017       1.108
5855972       $    369,514.30      78.72                             0.250      0.017       0.858
5855980       $    382,384.46      79.99                             0.250      0.017       0.733
5856008       $    104,708.83      79.97                             0.250      0.017       0.733
5856020       $    121,839.84      67.78                             0.250      0.017       0.858
5856041       $    139,796.70      57.61                             0.250      0.017       0.358
5856124       $    259,683.86      70.84                             0.250      0.017       1.233
5856139       $    448,225.67      80.00                             0.250      0.017       0.983
5856362       $    599,251.54      80.00                             0.250      0.017       1.108
5856365       $    381,485.67      63.67                             0.250      0.017       0.733
5856368       $    299,616.08      80.00                             0.250      0.017       0.983
5856371       $     63,620.39      63.70                             0.250      0.017       1.483
5856379       $    334,582.11      79.95                             0.250      0.017       1.108
5856385       $    414,482.30      79.81                             0.250      0.017       1.108
5856387       $    279,650.72      68.29                             0.250      0.017       1.108
5856389       $    299,625.76      80.00                             0.250      0.017       1.108
5856390       $    343,559.77      80.00                             0.250      0.017       0.983
5856393       $    503,355.03      80.00                             0.250      0.017       0.983
5856553       $    333,388.65      74.22                             0.250      0.017       1.233
5856564       $    336,600.63      73.26                             0.250      0.017       1.358
5856569       $    299,606.17      80.00                             0.250      0.017       0.858
5856578       $    378,750.63      80.00                             0.250      0.017       1.358
5856589       $    459,044.04      79.86                             0.250      0.017       0.608
5856595       $    528,630.65      80.00                             0.250      0.017       1.233
5856698       $    314,586.49      78.75                             0.250      0.017       0.858
5856717       $    579,294.77      80.00                             0.250      0.017       1.233
5856740       $    546,916.68      80.00                             0.250      0.017       0.858
5856750       $    163,795.41      76.28                             0.250      0.017       1.108
5856757       $    272,659.44      70.00                             0.250      0.017       1.108
5856765       $    304,419.78      80.00                             0.250      0.017       1.108
5856766       $    374,532.19      52.45                             0.250      0.017       1.108
5857085       $    339,345.09      80.00                             0.250      0.017       0.983
5857100       $    293,660.37      80.00                             0.250      0.017       1.108
5857106       $    271,476.07      80.00                             0.250      0.017       0.983
5857125       $    314,967.87      80.00                             0.250      0.017       0.983
5857187       $    417,741.43      79.99                             0.250      0.017       1.233
5857201       $    301,917.31      79.61                             0.250      0.017       0.983
5857212       $     69,841.77      33.26                             0.250      0.017       1.108
5857325       $    395,275.19      80.00                             0.250      0.017       1.233
5857353       $    528,939.34      80.00                             0.250      0.017       1.108
5857397       $    399,513.63      68.14                             0.250      0.017       1.233
5857410       $    306,452.34      65.32                             0.250      0.017       1.358
5857414       $    321,537.98      80.00                             0.250      0.017       0.983
5857429       $    129,454.14      80.00                             0.250      0.017       1.608
5857448       $    398,489.39      79.96                             0.250      0.017       0.983
5857551       $    437,809.72      80.00                             0.250      0.017       0.733
5857575       $    350,925.34      75.00                             0.250      0.017       0.983
5857590       $    399,488.11      52.67                             0.250      0.017       0.983
5857622       $    147,829.08      80.00                             0.250      0.017       1.483
5857665       $    495,044.63      80.00                             0.250      0.017       0.983
5857671       $    374,331.02      65.22                             0.250      0.017       1.358
5857683       $    648,779.49      76.47                             0.250      0.017       1.108
5857687       $    319,620.78      45.71                             0.250      0.017       1.358
5857817       $    287,219.27      80.00                             0.250      0.017       0.733
5857832       $    449,041.03      50.07                             0.250      0.017       0.483
5858146       $    393,096.29      80.00                             0.250      0.017       0.983
5858152       $    353,946.47      80.00                             0.250      0.017       0.983
5858159       $    649,146.74      64.36                             0.250      0.017       0.858
5858161       $    495,412.22      80.00                             0.250      0.017       1.358
5858183       $    287,649.82      80.00                             0.250      0.017       1.233
5858201       $    425,907.57      80.00                             0.250      0.017       1.483
5858212       $    294,287.18      69.41                             0.250      0.017       1.108
5858225       $    204,626.37      78.81                             0.250      0.017       1.233
5858238       $    331,552.98      80.00                             0.250      0.017       0.733
5858245       $    299,653.54      84.51                  33         0.250      0.017       1.483
5858258       $    399,488.11      88.89                  06         0.250      0.017       0.983
5858266       $    351,537.92      80.00                             0.250      0.017       0.858
5858276       $    474,392.13      79.59                             0.250      0.017       0.983
5858284       $    358,774.34      80.00                             0.250      0.017       1.358
5858296       $    279,650.72      80.00                             0.250      0.017       1.108
5858297       $    312,619.42      78.25                             0.250      0.017       1.233
5858302       $    320,609.70      79.65                             0.250      0.017       1.233
5858339       $    319,590.50      79.40                             0.250      0.017       0.983
5858340       $    203,745.52      80.00                             0.250      0.017       1.108
5858345       $    376,142.09      70.00                             0.250      0.017       1.233
5858351       $    188,402.36      80.00                             0.250      0.017       0.858
5858353       $    442,403.52      63.29                             0.250      0.017       0.733
5858355       $    275,093.67      94.99                  06         0.250      0.017       1.358
5858384       $    269,554.60      79.99                             0.250      0.017       0.983
5858541       $    462,863.63      80.00                             0.250      0.017       1.233
5858565       $    319,216.31      78.05                             0.250      0.017       1.233
5858587       $    249,565.32      30.67                             0.250      0.017       1.483
5858704       $    324,307.37      76.29                             0.250      0.017       0.858
5858976       $    281,101.36      74.08                             0.250      0.017       0.483
5859828       $    274,483.63      69.10                             0.250      0.017       1.108
5860973       $    354,350.25      86.59                  13         0.250      0.017       1.233
5861022       $    333,488.49      79.99                             0.250      0.017       1.233
5861033       $    316,988.26      80.00                             0.250      0.017       0.983
5861046       $    269,479.93      78.26                             0.250      0.017       0.983
5861058       $    314,223.81      79.70                             0.250      0.017       1.233
5861064       $    332,957.41      80.00                             0.250      0.017       0.983
5861079       $    286,646.79      80.00                             0.250      0.017       0.983
5861087       $    319,014.85      80.00                             0.250      0.017       1.233
5861172       $    264,489.55      76.81                             0.250      0.017       0.983
5861206       $    329,364.36      79.30                             0.250      0.017       0.983
5861288       $    298,667.06      57.69                             0.250      0.017       1.108
5861324       $     85,128.14      94.90                  38         0.250      0.017       1.108
5861345       $     74,763.65      88.24                  38         0.250      0.017       1.108
5861358       $     65,251.09      68.54                             0.250      0.017       0.983
5861372       $    143,225.28      68.57                             0.250      0.017       1.108
5861386       $    109,317.55      80.00                             0.250      0.017       0.983
5861395       $     89,730.48      90.00                  38         0.250      0.017       1.358
5861431       $     98,679.25      63.26                             0.250      0.017       0.983
5861442       $     99,703.90      76.34                             0.250      0.017       0.983
5861449       $     87,830.51      40.00                             0.250      0.017       0.983
5861500       $    329,380.35      63.35                             0.250      0.017       1.108
5861529       $    300,748.52      79.99                             0.250      0.017       1.233
5861530       $    299,478.41      60.00                             0.250      0.017       1.483
5861607       $    394,277.02      67.41                             0.250      0.017       1.233
5861612       $    320,397.23      72.95                             0.250      0.017       1.108
5861613       $    429,171.73      71.67                             0.250      0.017       0.983
5861624       $    379,210.31      65.40                             0.250      0.017       0.608
5861627       $    291,437.55      80.00                             0.250      0.017       0.983
5861635       $    259,511.79      72.22                             0.250      0.017       1.108
5861649       $    279,403.31      73.02                             0.250      0.017       0.483
5861651       $    399,147.56      80.00                             0.250      0.017       0.483
5861659       $    375,275.76      80.00                             0.250      0.017       0.983
5861660       $    259,524.11      80.00                             0.250      0.017       1.233
5861673       $    648,325.11      79.08                             0.250      0.017       0.858
5861871       $    352,720.92      80.00                             0.250      0.017       0.233
5861946       $     44,892.56      65.22                             0.250      0.017       1.358
5862000       $    311,195.91      74.71                             0.250      0.017       0.983
5862026       $    314,408.52      65.49                             0.250      0.017       1.108
5862258       $    278,227.79      55.80                             0.250      0.017       1.483
5862665       $    368,216.99      79.62                             0.250      0.017       0.000
5863650       $    498,986.79      50.25                             0.250      0.017       0.733
5863656       $    379,461.86      77.12                             0.250      0.017       0.483
5863688       $    299,422.14      80.00                             0.250      0.017       0.983
5863695       $    332,558.17      80.00                             0.250      0.017       0.983
5863715       $    340,583.57      78.50                             0.250      0.017       0.358
5863746       $    534,913.85      80.00                             0.250      0.017       0.733
5863747       $    323,359.83      80.00                             0.250      0.017       0.858
5863757       $    479,320.25      48.83                             0.250      0.017       0.483
5863767       $    381,681.94      80.00                             0.250      0.017       1.108
5863778       $    351,754.73      80.00                             0.250      0.017       0.733
5863792       $    519,263.59      68.51                             0.250      0.017       0.483
5863801       $    414,800.74      80.00                             0.250      0.017       0.733
5863808       $    459,380.64      80.00                             0.250      0.017       0.733
5863822       $    634,865.38      80.00                             0.250      0.017       1.358
5863853       $    325,172.56      80.00                             0.250      0.017       0.858
5863867       $    448,204.64      65.57                             0.250      0.017       1.108
5864225       $    287,631.44      80.00                             0.250      0.017       0.983
5864235       $    449,155.02      75.00                             0.250      0.017       1.108
5864242       $    374,277.69      68.18                             0.250      0.017       0.983
5864262       $    331,223.66      80.00                             0.250      0.017       1.108
5864315       $    349,563.40      74.47                             0.250      0.017       1.108
5864330       $    474,130.59      79.17                             0.250      0.017       1.233
5864338       $    369,526.50      68.52                             0.250      0.017       0.983
5864350       $    415,198.71      80.00                             0.250      0.017       0.983
5865875       $    263,662.16      74.37                             0.250      0.017       0.983
5866566       $    244,104.02      72.25                             0.250      0.017       1.108
5867279       $    279,650.70      80.00                             0.250      0.017       1.108
5867634       $    328,466.09      79.99                             0.250      0.017       0.983
5867645       $    305,710.01      79.99                             0.250      0.017       0.983
5867658       $    379,475.24      80.00                             0.250      0.017       0.608
5867674       $    387,233.40      80.00                             0.250      0.017       0.858
5867680       $    439,392.39      80.00                             0.250      0.017       0.608
5869600       $    314,088.44      71.66                             0.250      0.017       0.858
5870053       $    309,018.67      80.00                             0.250      0.017       1.108
5871519       $    270,291.26      95.00                  13         0.250      0.017       1.608
5871541       $    275,481.75      80.00                             0.250      0.017       1.108
5871580       $    546,944.43      80.00                             0.250      0.017       0.983
5872632       $    241,343.96      00.00                             0.375      0.017       0.608
5872639       $     99,816.97      55.56                             0.375      0.017       1.108
5872645       $    343,337.38      80.00                             0.250      0.017       0.983
5872648       $    189,661.06      00.00                             0.375      0.017       1.233
5872651       $    209,625.37      00.00                             0.375      0.017       1.233
5872660       $    354,557.14      76.34                             0.250      0.017       1.108
5872679       $    305,608.40      80.00                             0.250      0.017       0.983
5872769       $    164,595.89      99.01                             0.375      0.017       1.108
5872777       $    275,194.39      96.84                             0.375      0.017       1.358
5872815       $    444,693.75      00.00                             0.375      0.017       0.483
5872841       $    339,530.48      80.00                             0.250      0.017       0.608
5872865       $    304,578.83      72.72                             0.250      0.017       0.608
5872936       $    317,632.33      48.03                             0.250      0.017       1.358
5872989       $    379,268.06      80.00                             0.250      0.017       0.983
5872997       $    332,573.86      69.09                             0.250      0.017       0.983
5873004       $    347,312.45      80.00                             0.250      0.017       0.858
5873053       $    318,500.82      79.99                             0.250      0.017       1.108
5873064       $    345,832.58      90.00                  06         0.250      0.017       0.983

              $171,888,100.61


COUNT:                519
WAC:          8.401916814
WAM:          356.0601509
WALTV:        76.00873543

WFMBS
WFHMI / 2001-03 Exhibit F-3
30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)           (xvi)                                                  (xvii)
--------      -------------------------------------------------      -------------------------------------------------
MORTGAGE                                                             NMI
LOAN                                                                 LOAN
NUMBER        SERVICER                                               SELLER
--------      -------------------------------------------------      -------------------------------------------------
5089903       SUNTRUST MORTGAGE, INC.                                SUNTRUST MORTGAGE, INC.
5770607       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5784869       ABN AMRO MORTGAGE GROUP INC                            ABN AMRO MORTGAGE GROUP INC
5785868       ABN AMRO MORTGAGE GROUP INC                            ABN AMRO MORTGAGE GROUP INC
5789671       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5791360       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5793010       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5794743       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5797281       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5798751       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5798762       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5800551       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5801044       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5801414       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5801848       CENTRAL NATIONAL BANK                                  CENTRAL NATIONAL BANK
5802266       HOMESIDE LENDING                                       HOMESIDE LENDING
5802562       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5803161       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5803204       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5804926       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5806510       FIRST NATIONWIDE MORTGAGE CO                           FIRST NATIONWIDE MORTGAGE CO
5807308       COLUMBIA NATIONAL                                      COLUMBIA NATIONAL
5807324       COLUMBIA NATIONAL                                      COLUMBIA NATIONAL
5807414       FLEET REAL ESTATE FUNDING CO                           FLEET REAL ESTATE FUNDING CO
5807439       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5808032       FIRST UNION MORTGAGE CORP.                             FIRST UNION MORTGAGE CORP.
5808061       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5808096       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5808389       COLUMBIA NATIONAL                                      COLUMBIA NATIONAL
5808431       COLUMBIA NATIONAL                                      COLUMBIA NATIONAL
5809194       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5813022       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5817521       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5820216       FLEET REAL ESTATE FUNDING CO                           FLEET REAL ESTATE FUNDING CO
5820222       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5820726       FLEET REAL ESTATE FUNDING CO                           FLEET REAL ESTATE FUNDING CO
5821584       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5821661       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5821670       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5821828       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5821852       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822027       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822034       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822097       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822660       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822852       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822873       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822875       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822879       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822891       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822892       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822898       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822899       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822907       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822922       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822930       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822968       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822977       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822979       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822987       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822992       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5822994       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823003       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823039       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823046       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823070       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823071       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823075       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823080       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823081       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823085       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823087       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823093       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823094       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823096       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823105       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823120       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823247       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823259       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823270       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823273       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823300       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823301       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823311       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823314       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823323       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823419       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823438       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823495       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823521       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823531       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823627       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823640       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823673       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823709       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823723       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823733       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823743       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823749       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823788       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823796       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5823813       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5824163       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5824957       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5824986       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5824996       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5825871       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5825979       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5827929       WASHINGTON MUTUAL BANK, F.A.                           WASHINGTON MUTUAL BANK, F.A.
5828193       FIRST HORIZON HOME LOAN CORP                           FIRST HORIZON HOME LOAN CORP
5829081       FIRST HORIZON HOME LOAN CORP                           FIRST HORIZON HOME LOAN CORP
5829961       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5830091       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5830398       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5831449       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5831559       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5831800       COLONIAL SAVINGS & LOAN                                COLONIAL SAVINGS & LOAN
5831807       COLONIAL SAVINGS & LOAN                                COLONIAL SAVINGS & LOAN
5831809       COLONIAL SAVINGS & LOAN                                COLONIAL SAVINGS & LOAN
5831810       COLONIAL SAVINGS & LOAN                                COLONIAL SAVINGS & LOAN
5832045       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5832280       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832281       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832283       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832285       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832287       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832297       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832302       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832311       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5832893       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5832951       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5832955       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5832975       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5832992       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5833077       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5833167       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5833548       HOMESIDE LENDING                                       HOMESIDE LENDING
5833864       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5833893       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5833900       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5833933       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5833991       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834018       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834029       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834210       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834409       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834592       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834607       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5834904       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5836483       OLD KENT MORTGAGE COMPANY                              OLD KENT MORTGAGE COMPANY
5836616       OLD KENT MORTGAGE COMPANY                              OLD KENT MORTGAGE COMPANY
5838895       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5838905       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5838924       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5838944       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5838961       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839020       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839361       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839528       HIBERNIA NATIONAL BANK                                 HIBERNIA NATIONAL BANK
5839760       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839805       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839895       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839914       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839947       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839979       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5839989       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840009       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840014       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840045       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840067       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840216       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840221       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840222       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840235       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840634       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840712       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5840765       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5840841       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5840866       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5840895       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5840995       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5840998       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841016       HOMESIDE LENDING                                       HOMESIDE LENDING
5841017       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841020       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841022       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841025       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841041       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841049       HOMESIDE LENDING                                       HOMESIDE LENDING
5841153       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841180       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841316       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841341       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841369       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841415       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841428       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841431       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841435       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841438       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841459       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841466       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841478       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841485       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841491       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841497       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841510       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841524       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841559       FIRST UNION MORTGAGE CORP                              FIRST UNION MORTGAGE CORP
5841674       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841683       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5841693       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5842156       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5842181       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5842226       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5842324       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5842744       OLD KENT MORTGAGE COMPANY                              OLD KENT MORTGAGE COMPANY
5842767       OLD KENT MORTGAGE COMPANY                              OLD KENT MORTGAGE COMPANY
5843265       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5843384       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5843403       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5843430       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5843441       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5844120       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5844155       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5845590       HOMESIDE LENDING                                       HOMESIDE LENDING
5845604       HOMESIDE LENDING                                       HOMESIDE LENDING
5845611       HOMESIDE LENDING                                       HOMESIDE LENDING
5845618       HOMESIDE LENDING                                       HOMESIDE LENDING
5845625       HOMESIDE LENDING                                       HOMESIDE LENDING
5845627       HOMESIDE LENDING                                       HOMESIDE LENDING
5845659       HOMESIDE LENDING                                       HOMESIDE LENDING
5845688       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5845696       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5845739       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5845817       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5845824       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5845923       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5847467       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5847963       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848116       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848162       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848218       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848312       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848348       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848377       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848378       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848423       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848470       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848612       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848637       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848644       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848675       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848703       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848830       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848837       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848845       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848857       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5848927       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5849043       HSBC MORTGAGE CORPORATION                              HSBC MORTGAGE CORPORATION
5851193       FIRST NATIONWIDE MORTGAGE CO                           FIRST NATIONWIDE MORTGAGE CO
5853600       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853612       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5853618       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853629       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5853663       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5853723       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5853750       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5853761       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853779       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5853818       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853829       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853830       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853854       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853859       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853863       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853870       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853874       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5853875       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5854412       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854446       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854453       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854487       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854488       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5854501       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854509       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854518       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5854520       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854522       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854530       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854538       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854548       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854579       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854586       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854589       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854599       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854611       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854621       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854629       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854642       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854645       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854648       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854653       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854655       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854661       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854665       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854676       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854680       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854687       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854819       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854820       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854825       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854832       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854840       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854842       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854844       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854869       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854892       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854958       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854966       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854975       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854979       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5854987       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855041       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5855055       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5855186       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5855199       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5855587       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855592       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855603       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855609       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855611       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855623       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855643       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855657       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855666       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855707       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855733       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855738       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855816       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855962       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855972       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5855980       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856008       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856020       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856041       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856124       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5856139       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5856362       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856365       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856368       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856371       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856379       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856385       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856387       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856389       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856390       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856393       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856553       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856564       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856569       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856578       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856589       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856595       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856698       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856717       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856740       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856750       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856757       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5856765       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5856766       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857085       HOMESIDE LENDING                                       HOMESIDE LENDING
5857100       HOMESIDE LENDING                                       HOMESIDE LENDING
5857106       HOMESIDE LENDING                                       HOMESIDE LENDING
5857125       HOMESIDE LENDING                                       HOMESIDE LENDING
5857187       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857201       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857212       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857325       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857353       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857397       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857410       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857414       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857429       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857448       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857551       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857575       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857590       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5857622       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857665       HOMESIDE LENDING                                       HOMESIDE LENDING
5857671       HOMESIDE LENDING                                       HOMESIDE LENDING
5857683       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857687       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5857817       HOMESIDE LENDING                                       HOMESIDE LENDING
5857832       HOMESIDE LENDING                                       HOMESIDE LENDING
5858146       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858152       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858159       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858161       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858183       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858201       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858212       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5858225       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858238       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858245       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858258       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858266       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858276       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858284       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858296       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858297       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858302       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858339       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858340       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858345       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858351       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858353       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858355       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858384       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858541       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858565       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858587       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858704       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5858976       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5859828       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5860973       HOMESIDE LENDING                                       HOMESIDE LENDING
5861022       HOMESIDE LENDING                                       HOMESIDE LENDING
5861033       HOMESIDE LENDING                                       HOMESIDE LENDING
5861046       HOMESIDE LENDING                                       HOMESIDE LENDING
5861058       HOMESIDE LENDING                                       HOMESIDE LENDING
5861064       HOMESIDE LENDING                                       HOMESIDE LENDING
5861079       HOMESIDE LENDING                                       HOMESIDE LENDING
5861087       HOMESIDE LENDING                                       HOMESIDE LENDING
5861172       HOMESIDE LENDING                                       HOMESIDE LENDING
5861206       HOMESIDE LENDING                                       HOMESIDE LENDING
5861288       ABN AMRO MORTGAGE GROUP INC                            ABN AMRO MORTGAGE GROUP INC
5861324       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861345       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861358       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861372       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861386       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861395       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861431       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861442       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861449       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5861500       HOMESIDE LENDING                                       HOMESIDE LENDING
5861529       HOMESIDE LENDING                                       HOMESIDE LENDING
5861530       HOMESIDE LENDING                                       HOMESIDE LENDING
5861607       HOMESIDE LENDING                                       HOMESIDE LENDING
5861612       HOMESIDE LENDING                                       HOMESIDE LENDING
5861613       HOMESIDE LENDING                                       HOMESIDE LENDING
5861624       HOMESIDE LENDING                                       HOMESIDE LENDING
5861627       HOMESIDE LENDING                                       HOMESIDE LENDING
5861635       HOMESIDE LENDING                                       HOMESIDE LENDING
5861649       HOMESIDE LENDING                                       HOMESIDE LENDING
5861651       HOMESIDE LENDING                                       HOMESIDE LENDING
5861659       HOMESIDE LENDING                                       HOMESIDE LENDING
5861660       HOMESIDE LENDING                                       HOMESIDE LENDING
5861673       HOMESIDE LENDING                                       HOMESIDE LENDING
5861871       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5861946       CUNA MUTUAL MORTGAGE CORP                              CUNA MUTUAL MORTGAGE CORP
5862000       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5862026       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5862258       FIRST UNION MORTGAGE CORP.                             FIRST UNION MORTGAGE CORP.
5862665       SUNTRUST MORTGAGE, INC.                                SUNTRUST MORTGAGE, INC.
5863650       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863656       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863688       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863695       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863715       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863746       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863747       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863757       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863767       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863778       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863792       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863801       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863808       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863822       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863853       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5863867       CHEVY CHASE SAVINGS BANK                               CHEVY CHASE SAVINGS BANK
5864225       HOMESIDE LENDING                                       HOMESIDE LENDING
5864235       HOMESIDE LENDING                                       HOMESIDE LENDING
5864242       HOMESIDE LENDING                                       HOMESIDE LENDING
5864262       HOMESIDE LENDING                                       HOMESIDE LENDING
5864315       HOMESIDE LENDING                                       HOMESIDE LENDING
5864330       HOMESIDE LENDING                                       HOMESIDE LENDING
5864338       HOMESIDE LENDING                                       HOMESIDE LENDING
5864350       HOMESIDE LENDING                                       HOMESIDE LENDING
5865875       COUNTRYWIDE FUNDING CORP.                              COUNTRYWIDE FUNDING CORP.
5866566       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5867279       NATIONAL CITY MORTGAGE C                               NATIONAL CITY MORTGAGE C
5867634       HOMESIDE LENDING                                       HOMESIDE LENDING
5867645       HOMESIDE LENDING                                       HOMESIDE LENDING
5867658       HOMESIDE LENDING                                       HOMESIDE LENDING
5867674       HOMESIDE LENDING                                       HOMESIDE LENDING
5867680       HOMESIDE LENDING                                       HOMESIDE LENDING
5869600       OLD KENT MORTGAGE COMPANY                              OLD KENT MORTGAGE COMPANY
5870053       OLD KENT MORTGAGE COMPANY                              OLD KENT MORTGAGE COMPANY
5871519       HOMESIDE LENDING                                       HOMESIDE LENDING
5871541       HOMESIDE LENDING                                       HOMESIDE LENDING
5871580       HOMESIDE LENDING                                       HOMESIDE LENDING
5872632       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872639       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872645       HOMESIDE LENDING                                       HOMESIDE LENDING
5872648       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872651       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872660       HOMESIDE LENDING                                       HOMESIDE LENDING
5872679       HOMESIDE LENDING                                       HOMESIDE LENDING
5872769       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872777       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872815       CENDANT MORTGAGE CORP.                                 CENDANT MORTGAGE CORP.
5872841       HOMESIDE LENDING                                       HOMESIDE LENDING
5872865       HOMESIDE LENDING                                       HOMESIDE LENDING
5872936       HOMESIDE LENDING                                       HOMESIDE LENDING
5872989       HOMESIDE LENDING                                       HOMESIDE LENDING
5872997       HOMESIDE LENDING                                       HOMESIDE LENDING
5873004       HOMESIDE LENDING                                       HOMESIDE LENDING
5873053       HOMESIDE LENDING                                       HOMESIDE LENDING
5873064       HOMESIDE LENDING                                       HOMESIDE LENDING


COUNT:        519
WAC:            8.401916814
WAM:          356.0601509
WALTV:         76.00873543

                                    EXHIBIT G

                               REQUEST FOR RELEASE

                       (for Trust Administrator/Custodian)

Loan Information

         Name of Mortgagor:         ___________________________________________

         Servicer

         Loan No.:                  ___________________________________________

Custodian/Trust Administrator

         Name:                      ___________________________________________

         Address:                   ___________________________________________

                                    ___________________________________________

         Custodian/Trustee

         Mortgage File No.:         ___________________________________________

Seller

         Name:                      ___________________________________________

         Address:                   ___________________________________________

                                    ___________________________________________

         Certificates:              Mortgage Pass-Through Certificates,
                                    Series 2001-3

                  The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 2001-3, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of January 30, 2001 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and the United States Trust Company of New York, as Trustee.

( ) Promissory Note dated ______________, 20__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( )      Mortgage recorded on _____________________ as instrument no.
         ______________ in the County Recorder's Office of the County of
         ____________________, State of _______________________ in
         book/reel/docket ____________________ of official records at page/image
         ____________.

( )      Deed of Trust recorded on ____________________ as instrument no.
         _________________ in the County Recorder's Office of the County of
         ___________________, State of _________________ in book/reel/docket
         ____________________ of official records at page/image ____________.

( )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         ______________________________ as instrument no. ______________ in the
         County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

         ( )      _____________________________________________

         ( )      _____________________________________________

         ( )      _____________________________________________

         ( )      _____________________________________________

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

         (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

         (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

         (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

        (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION



                                         By: __________________________________
                                             Name:
                                             Title:

Date: ________________, 20__

                                    EXHIBIT H

                                                 AFFIDAVIT PURSUANT TO SECTION
                                                 860E(e)(4) OF THE INTERNAL
                                                 REVENUE CODE OF 1986, AS
                                                 AMENDED, AND FOR NON-ERISA
                                                 INVESTORS



STATE OF                )
                        )   ss.:
COUNTY OF               )


     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

     2.  That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

     6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9.  That the Purchaser consents to the designation of the Master
Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 20__.

                                       [Name of Purchaser]



                                      By: ____________________________________
                                          [Name of Officer]
                                          [Title of Officer]

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this __ day of , 20__.



_____________________________
Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]




                                     [Date]

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Re:______Wells Fargo Asset Securities Corporation,
                  Series 2001-3, Class A-R

Ladies and Gentlemen:

                  [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                          Very truly yours,
                                                          [Transferor]



                                                          ______________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES 2001-3

                      CLASS [B-4] [B-5] [B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                    _________________ __, ____

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Wells Fargo Asset Securities Corporation
7485 New Horizon Way

Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3, Class [B-4] [B-5] [B-6] Certificates (the "Class [B-4] [B-5] [B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of January 30, 2001 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trust Administrator that:

     (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4] [B-5] [B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

     (b) The Purchaser is acquiring the Class [B-4] [B-5] [B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

     (c) [The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4] [B-5] [B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4] [B-5] [B-6] Certificates and can afford a complete loss of such investment.]

     [(d) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

     (e) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated _______________, relating to the Class [B-4] [B-5] [B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4] [B-5] [B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4] [B-5] [B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4] [B-5] [B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4] [B-5] [B-6] Certificates other than in connection with a subsequent sale of Class [B-4] [B-5] [B-6] Certificates.

     (f) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4] [B-5] [B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4] [B-5] [B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

     (g) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4] [B-5] [B-6] Certificates is in compliance therewith.

     Section 3.  Transfer of Class [B-4] [B-5] [B-6] Certificates.

     (a) The Purchaser understands that the Class [B-4] [B-5] [B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4] [B-5] [B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [B-4] [B-5] [B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (b) No transfer of a Class [B-4] [B-5] [B-6] shall be made unless the transferee provides the Seller and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

     (c) The Purchaser acknowledges that its Class [B-4] [B-5] [B-6] bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                           [PURCHASER]



                           By: ________________________________________________



                           Its:________________________________________________

                                    EXHIBIT K

                                   [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                            WFHM Servicing Agreement

                 National City Mortgage Co. Servicing Agreement

                 Washington Mutual Bank, FA Servicing Agreement

               HSBC Mortgage Corporation (USA) Servicing Agreement

                  Chevy Chase Bank, F.S.B. Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

                   HomeSide Lending, Inc. Servicing Agreement

             First Horizon Home Loan Corporation Servicing Agreement

                  Old Kent Mortgage Company Servicing Agreement

                   Hibernia National Bank Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

                ABN AMRO Mortgage Group, Inc. Servicing Agreement

                Cendant Mortgage Corporation Servicing Agreement

                   Colonial Savings, F.A. Servicing Agreeement

                Countrywide Home Loans, Inc. Servicing Agreement

              CUNA Mutual Mortgage Corporation Servicing Agreement

                   Columbia National Inc. Servicing Agreement

                    Fleet Mortgage Corp. Servicing Agreement

              First Nationwide Mortgage Company Servicing Agreement

                   SunTrust Mortgage, Inc. Servicing Agreement

                    Central National Bank Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

          This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ___, between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and ________________ (the "Purchaser").

                              PRELIMINARY STATEMENT

          ____________________________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of January 30, 2001 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trust Administrator and the United States Trust Company of New York, as Trustee.

          ____________________________________ intends to resell all of the
Class B Certificates directly to the Purchaser on or promptly after the date hereof.

          In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

          In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 Defined Terms

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

          Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

          Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") or at least F-1 by Fitch, Inc. ("Fitch") or
(vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by S&P or F-1 by Fitch or (z) the depository institution or trust company is one that is acceptable to either S&P or Fitch and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

          Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

          Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

          Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

          Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

          Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

          Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

          Section 1.02 Definitions Incorporated by Reference

          All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

          Section 2.01 Reports and Notices

          (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

          (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

          (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

          Section 2.02  Purchaser's Election to Delay Foreclosure Proceedings.

          (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

          (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

          (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

          (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

          (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

          (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

          Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

          (a) In connection with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

          (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

          (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

          Section 2.04  Termination

          (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

          (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

          Section 3.01 Collateral Fund

          Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-3. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

          Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

          Section 3.02  Collateral Fund Permitted Investments

          The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

          All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

          Section 3.03  Grant of Security Interest

          The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

          The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

          Section 3.04  Collateral Shortfalls

          In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

          Section 4.01 Amendment

          This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

          Section 4.02 Counterparts

          This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.03 Governing Law

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 4.04 Notices

          All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

          (a)      in the case of the Company,

                   Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way
                   Frederick, MD 21703

                   Attention:       Vice President, Master Servicing
                   Phone:           301-696-7800
                   Fax:             301-815-6365

          (b)      in the case of the Purchaser,

                   ______________________________
                   ______________________________
                   ______________________________
                   Attention: ___________________

          Section 4.05 Severability of Provisions

          If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 4.06 Successors and Assigns

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

          Section 4.07 Article and Section Headings

          The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 4.08 Confidentiality

          The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

          Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

          Section 4.09 Indemnification

          The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

          IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   Wells Fargo Bank Minnesota, National
                                      Association

                                   By: ________________________________________
                                       Name:
                                       Title:



                                       ________________________________________



                                       By: ____________________________________
                                           Name:
                                           Title: